FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-286596-06

November 9, 2026

BENCHMARK 2026-V25
Commercial Mortgage Trust

Free Writing Prospectus
Structural and Collateral Term Sheet

$683,333,500
(Approximate Initial Mortgage Pool Balance)

$572,889,000
(Approximate Offered Certificates)

Citigroup Commercial Mortgage Securities Inc. Depositor
Commercial Mortgage Pass-Through Certificates, Series 2026-V25
Citi Real Estate Funding Inc. Goldman Sachs Mortgage Company German American Capital Corporation Barclays Capital Real Estate Inc. Bank of Montreal
As Sponsors and Mortgage Loan Sellers

Citigroup Global Markets Inc.	Goldman Sachs & Co. LLC	Deutsche Bank Securities Inc.	Barclays Capital Inc.	BMO Capital Markets Corp.

 Co-Lead Managers and Joint Bookrunners

Academy Securities, Inc.	Drexel Hamilton, LLC

Co-Managers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this updated structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus, dated on or about November 9, 2026, included as part of our registration statement (SEC File No. 333-286596) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a summary of risks associated with an investment in the offered securities under the heading “Summary of Risk Factors” and a detailed discussion of such risks under the heading “Risk Factors”). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC. This Term Sheet is subject to change.

For information regarding certain risks associated with an investment in this transaction, refer to “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the headings “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
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The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity and Other Aspects of the Offered Certificates” in the Preliminary Prospectus). See also “Legal Investment” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
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CERTIFICATE SUMMARY
OFFERED CERTIFICATES
Offered Classes	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class A-1	Aaa(sf)/AAAsf/AAA(sf)	$3,100,000		30.000%	%	(6)	2.28	12/26 – 03/31
Class A-2	Aaa(sf)/AAAsf/AAA(sf)	(7)		30.000%	%	(6)	(7)	(7)
Class A-3	Aaa(sf)/AAAsf/AAA(sf)	(7)		30.000%	%	(6)	(7)	(7)
Class X-A	Aaa(sf)/AAAsf/AAA(sf)	$454,416,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-B	NR/A-sf/AAA(sf)	$118,473,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class A-S	NR/AAAsf/AAA(sf)	$60,048,000		20.750%	%	(6)	4.96	11/31 – 11/31
Class B	NR/AA-sf/AA-(sf)	$33,270,000		15.625%	%	(6)	4.96	11/31 – 11/31
Class C	NR/A-sf/A-(sf)	$25,155,000		11.750%	%	(6)	4.96	11/31 – 11/31

NON-OFFERED CERTIFICATES(10)
Non-Offered Classes	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance, Principal Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class X-D	NR/BBB-sf/BBB(sf)	$21,910,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-E	NR/BB-sf/BB+(sf)	$13,794,000	(8)	N/A	%	Fixed IO(9)	N/A	N/A
Class X-F	NR/B-sf/BB-(sf)	$9,738,000	(8)	N/A	%	Fixed IO(9)	N/A	N/A
Class X-G	NR/NR/B-(sf)	$8,926,000	(8)	N/A	%	Fixed IO(9)	N/A	N/A
Class X-J	NR/NR/NR	$21,909,825	(8)	N/A	%	Fixed IO(9)	N/A	N/A
Class D	NR/BBB-sf/BBB(sf)	$21,910,000		8.375%	%	(6)	4.96	11/31 – 11/31
Class E	NR/BB-sf/BB+(sf)	$13,794,000		6.250%	%	(6)	4.96	11/31 – 11/31
Class F	NR/B-sf/BB-(sf)	$9,738,000		4.750%	%	(6)	4.96	11/31 – 11/31
Class G	NR/NR/B-(sf)	$8,926,000		3.375%	%	(6)	4.96	11/31 – 11/31
Class J	NR/NR/NR	$21,909,825		0.000%	%	(6)	4.96	11/31 – 11/31
Class S(11)	N/A	N/A		N/A	N/A	N/A	N/A	N/A
Class R(11)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

Non-Offered Vertical Risk Retention Interest(10)(12)
Combined VRR Interest	NR/NR/NR	$34,166,675(13)		(14)	(15)	(15)	4.88	12/26 – 11/31

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest-only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5% and further subject to any additional variances described in the footnotes below. In addition, the notional amounts of the Class X-A, Class X-B, Class X-D, Class X-E, Class X-F, Class X-G and Class X-J certificates (collectively, the “Class X Certificates”) may vary depending upon the final pricing of the respective classes of Non-Vertically Retained Principal Balance Certificates (as defined in footnote (6) below) whose certificate balances comprise such notional amounts, and, if as a result of such pricing (a) the pass-through rate of any class of Class X Certificates would be equal to zero at all times, such class of Class X Certificates will not be issued on the closing date of this securitization (the “Closing Date”) or (b) the pass-through rate of any class of Non-Vertically Retained Principal Balance Certificates whose certificate balance comprises the notional amount of any class of Class X Certificates is at all times equal to the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time (the “WAC Rate”), the certificate balance of such class of Non-Vertically Retained Principal Balance Certificates may not be part of, and there may be a corresponding reduction in, such notional amount of such class of Class X Certificates.
(3)	“Approximate Initial Credit Support” means, with respect to any class of Non-Vertically Retained Principal Balance Certificates, the quotient, expressed as a percentage, of (i) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates, if any, junior to such class of Non-Vertically Retained Principal Balance Certificates, divided by (ii) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates. The approximate initial credit support percentages set forth for the Class A-1, Class A-2 and Class A-3 certificates are represented in the aggregate. The approximate initial credit support percentages shown in the table above with respect to the Non-Vertically Retained Principal Balance Certificates do not take into account the Combined VRR Interest (as defined in footnote (12) below).
(4)	Approximate per annum rate as of the Closing Date.
(5)	Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
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CERTIFICATE SUMMARY (continued)
(6)	For any distribution date, the pass-through rate for each class of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class J certificates (collectively, the “Non-Vertically Retained Principal Balance Certificates”, and collectively with the Class X, Class S and Class R certificates, the “Non-Vertically Retained Certificates”, and the Non-Vertically Retained Certificates, collectively with the Class VRR certificates, the “Certificates”) will generally be equal to one of (i) a fixed per annum rate, (ii) the WAC Rate, (iii) a rate equal to the lesser of a specified per annum rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage, but no less than 0.000%. The Non-Vertically Retained Certificates, other than the Class S and Class R certificates, are collectively referred to in this term sheet as the “Non-Vertically Retained Regular Certificates”. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.
(7)	The exact initial certificate balances of the Class A-2 and Class A-3 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances, weighted average lives and principal windows of the Class A-2 and Class A-3 certificates are expected to be within the applicable ranges reflected in the following chart. The aggregate initial certificate balance of the Class A-2 and Class A-3 certificates is expected to be approximately $451,316,000, subject to a variance of plus or minus 5%.
Class of Certificates	Expected Range of Initial Certificate Balances	Expected Range of Weighted Avg. Lives (Yrs)	Expected Range of Principal Windows
Class A-2	$0 – $175,000,000	N/A – 4.81	N/A / 03/31 – 10/31
Class A-3	$276,316,000 – $451,316,000	4.90 – 4.86	10/31 – 11/31 / 03/31 – 11/31

(8)	The Class X Certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of Class X Certificates at the related pass-through rate based upon the related notional amount. The notional amount of each class of the Class X Certificates will be equal to the certificate balance or the aggregate of the certificate balances, as applicable, from time to time of the class or classes of the Non-Vertically Retained Principal Balance Certificates identified in the same row as such class of Class X Certificates in the chart below (as to such class of Class X Certificates, the “Corresponding Principal Balance Certificates”):
Class of Class X Certificates	Class(es) of Corresponding Principal Balance Certificates
Class X-A	Class A-1, Class A-2 and Class A-3
Class X-B	Class A-S, Class B and Class C
Class X-D	Class D
Class X-E	Class E
Class X-F	Class F
Class X-G	Class G
Class X-J	Class J

(9)	The pass-through rate for each class of Class X Certificates will generally be a per annum rate equal to the excess, if any, of (i) the WAC Rate over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the class or classes of Corresponding Principal Balance Certificates as in effect from time to time, as described in the Preliminary Prospectus. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.
(10)	The classes of Certificates and the uncertificated interests set forth below “Non-Offered Certificates” and “Non-Offered Vertical Risk Retention Interest” in the table are not offered by this Term Sheet.
(11)	Neither the Class S certificates nor the Class R certificates will have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. A specified portion of any excess interest accruing after the related anticipated repayment date on any mortgage loan with an anticipated repayment date will, to the extent collected, be allocated to the Class S certificates as set forth in “Description of the Certificates-Distributions-Excess Interest” in the Preliminary Prospectus. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.
(12)	In satisfaction of the risk retention obligations of Citi Real Estate Funding Inc. (“CREFI”) as “retaining sponsor” for this securitization transaction, CREFI is expected to acquire (or cause one or more other retaining parties to acquire) from the depositor, on the closing date for this securitization transaction, an “eligible vertical interest” in the form of a “single vertical security” with an initial principal balance of approximately $34,166,675 (the “Combined VRR Interest”), and portions of which will be both certificated (in the form of the Class VRR certificates) and uncertificated (in the form of an uncertificated VRR interest (the “Uncertificated VRR Interest”). The initial principal balance of the Combined VRR Interest is expected to represent at least 5.0% of the aggregate principal balance of all the “ABS interests” (i.e., the sum of the aggregate initial certificate balance of all of the Certificates (other than the Class R certificates) and the initial principal balance of the Uncertificated VRR Interest) issued by the issuing entity on the closing date for this securitization transaction. The Combined VRR Interest will consist of the Uncertificated VRR Interest and the Class VRR certificates. The Combined VRR Interest will be retained by certain retaining parties in accordance with the credit risk retention rules applicable to this securitization transaction. “Retaining sponsor,” “Eligible vertical interest,” “ABS interests” and “single vertical security” will have the meanings given to such terms in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus. The Combined VRR Interest is not offered hereby.
(13)	Constitutes the principal balance of the Combined VRR Interest (the “Combined VRR Interest Balance”), which consists of the certificate balance of the Class VRR certificates and the principal balance of the Uncertificated VRR Interest.
(14)	Although the approximate initial credit support percentages shown in the table above with respect to the Non-Vertically Retained Principal Balance Certificates do not take into account the Combined VRR Interest, losses incurred on the mortgage loans will be allocated between the Combined VRR Interest, on the one hand, and the Non-Vertically Retained Principal Balance Certificates, on the other hand, pro rata in accordance with the Combined VRR Interest Balance and the aggregate outstanding certificate balance of the Non-Vertically Retained Principal Balance Certificates, respectively. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus. The Class VRR certificates and the Non-Vertically Retained Principal Balance Certificates are collectively referred to in this Term Sheet as the “Principal Balance Certificates”.
(15)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the Combined VRR Interest will be the WAC Rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
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MORTGAGE POOL CHARACTERISTICS
Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$683,333,500
Number of Mortgage Loans	35
Number of Mortgaged Properties	75
Average Cut-off Date Balance	$19,523,814
Weighted Average Mortgage Rate	7.39163%
Weighted Average Remaining Term to Maturity/ARD (months)(3)	59
Weighted Average Remaining Amortization Term to Maturity/ARD (months)(4)	354
Weighted Average Cut-off Date LTV Ratio(5)	60.7%
Weighted Average Maturity Date/ARD LTV Ratio(3)(5)	60.4%
Weighted Average UW NCF DSCR(6)	1.52x
Weighted Average Debt Yield on Underwritten NOI(7)	12.3%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	83.8%
% of Initial Pool Balance of Mortgage Loans that are Amortizing Balloon	11.2%
% of Initial Pool Balance of Mortgage Loans that are Interest Only - ARD	3.3%
% of Initial Pool Balance of Mortgage Loans that are Interest Only then Amortizing Balloon	1.7%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	17.9%
% of Initial Pool Balance of Mortgage Loans with Subordinate Debt	0.0%

(1)	The Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Cut-off Date Balance Per SF / Unit / Room information for each mortgage loan is presented in this Term Sheet (i) if such mortgage loan is part of a whole loan (as defined under “Collateral Overview—Whole Loan Summary” below), based on both that mortgage loan and any related pari passu companion loan(s) but, unless otherwise specifically indicated, without regard to any related subordinate companion loan(s), and (ii) unless otherwise specifically indicated, without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.
(2)	Subject to a permitted variance of plus or minus 5%.
(3)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date.
(4)	Excludes mortgage loans that are interest-only for the entire term and loans that are subject to a fixed amortization schedule.
(5)	The Cut-off Date LTV Ratios and Maturity Date/ARD LTV Ratios presented in this Term Sheet are generally based on the “as-is” appraised values of the related mortgaged properties (as set forth on Annex A to the Preliminary Prospectus), provided that such LTV ratios may be calculated based on (i) “as-stabilized” or similar values other than “as-is” in certain cases where the completion of certain hypothetical conditions or other events at the property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, or (ii) the cut-off date balance or balloon balance, as applicable, net of a related earnout or holdback reserve, or (iii) an “as-is” appraised value for a portfolio of mortgaged properties that includes a premium relating to the valuation of the portfolio of mortgaged properties as a whole rather than as the sum of individually valued mortgaged properties, in each case as further described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date/ARD LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.
(6)	The UW NCF DSCR for each mortgage loan is generally calculated by dividing the Underwritten NCF for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due; provided, that, with respect to any mortgage loan structured with an economic holdback reserve, the UW NCF DSCR for such mortgage loan may be calculated based on the annual debt service that would be in effect for such mortgage loan assuming that the related cut-off date balance is net of the related economic holdback reserve.
(7)	The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan; provided, that with respect to any mortgage loan structured with an economic holdback reserve, each of the Debt Yield on Underwritten NOI and the Debt Yield on Underwritten NCF for such mortgage loan may be calculated based on the cut-off date balance that would be in effect for such mortgage loan assuming that the related cut-off date balance is net of the related economic holdback reserve.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
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KEY FEATURES OF THE CERTIFICATES
Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman Sachs & Co. LLC Deutsche Bank Securities Inc. Barclays Capital Inc. BMO Capital Markets Corp.
Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$683,333,500
Master Servicer:	Trimont LLC
Special Servicer:	Torchlight Loan Services, LLC
Certificate Administrator:	Citibank, N.A.
Trustee:	Wilmington Savings Fund Society, FSB
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
Risk Retention Consultation Parties:	Citi Real Estate Funding Inc. and Goldman Sachs Mortgage Company
Credit Risk Retention:	For a discussion on the manner in which the U.S. credit risk retention requirements are being satisfied by Citi Real Estate Funding Inc., as retaining sponsor for this securitization transaction, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy European or United Kingdom risk retention and due diligence requirements.
Closing Date:	On or about November 30, 2026
Cut-off Date:	With respect to each mortgage loan, the due date in November 2026 for that mortgage loan (or, in the case of any mortgage loan that has its first due date subsequent to November 2026, the date that would have been its due date in November 2026 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)
Determination Date:	The 11th day of each month or next business day, commencing in December 2026
Distribution Date:	The 4th business day after the Determination Date, commencing in December 2026
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	November 2059
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (other than the Class X-A and Class X-B certificates); $1,000,000 minimum for the Class X-A and Class X-B certificates; and integral multiples of $1 thereafter for all the offered certificates

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
7

KEY FEATURES OF THE CERTIFICATES (continued)
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX, BLOOMBERG and Moody’s Analytics

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
8

TRANSACTION HIGHLIGHTS
■	$572,889,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 35 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $683,333,500 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $19,523,814 and are secured by 75 mortgaged properties located throughout 20 states.
—	LTV: 60.7% weighted average Cut-off Date LTV Ratio
—	DSCR: 1.52x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 12.3% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3
■	Loan Structural Features:
—	Hard Lockboxes: 55.6% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 98.5% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than (i) a 1.10x coverage or (ii) a 8.5% debt yield, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 32 mortgage loans representing 92.3% of the Initial Pool Balance
-	Replacement Reserves (Including FF&E Reserves): 29 mortgage loans representing 80.8% of the Initial Pool Balance
-	Insurance: 19 mortgage loans representing 41.2% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 10 mortgage loans representing 77.6% of the Initial Pool Balance that is secured by office, industrial, retail and mixed use properties or multifamily properties with commercial tenants
—	Predominantly Defeasance Mortgage Loans: 80.3% of the mortgage loans by Initial Pool Balance permit defeasance only after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
—	Office: 29.8% of the mortgaged properties by allocated Initial Pool Balance are office properties
—	Multifamily: 28.5% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties
—	Retail: 14.3% of the mortgaged properties by allocated Initial Pool Balance are retail properties
—	Industrial: 10.8% of the mortgaged properties by allocated Initial Pool Balance are industrial properties
—	Hospitality: 7.4% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

■	Geographic Diversity: The 75 mortgaged properties are located throughout 20 states, with only New York (15.9%) and Texas (14.1%) having greater than 10.0% of the allocated Initial Pool Balance.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
9

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance	Roll-up Aggregate Cut-off Date Balance(1)	Roll-up % of Initial Pool Balance(1)
Citi Real Estate Funding Inc. (“CREFI”)	17	42	$340,300,000	49.8%	$340,300,000	49.8%
Goldman Sachs Mortgage Company (“GSMC”)	6	6	134,950,000	19.7	185,950,000	27.2
Barclays Capital Real Estate Inc. (“Barclays”)	4	10	46,911,500	6.9	63,911,500	9.4
German American Capital Corporation (“GACC”)	5	13	59,172,000	8.7	59,172,000	8.7
Bank of Montreal (“BMO”)	2	3	34,000,000	5.0	34,000,000	5.0
GSMC / Barclays(2)	1	1	68,000,000	9.95
Total	35	75	$683,333,500	100.0%	$683,333,500	100.0%

(1)	For any mortgage loan seller, the Roll-up Aggregate Cut-off Date Balance and the Roll-up % of Initial Pool Balance reflect all mortgage loans and portions of co-sponsored mortgage loans that are being contributed thereby to the Benchmark 2026-V25 securitization transaction.
(2)	The West County Center mortgage loan (9.95%) is part of a whole loan as to which separate notes are being sold by GSMC and Barclays. The West County Center mortgage loan is evidenced by two promissory notes: (i) note A-1-1 with a Cut-off Date Balance of $51,000,000 as to which GSMC is acting as the mortgage loan seller; and (ii) note A-2-1, with a Cut-off Date Balance of $17,000,000 as to which Barclays is acting as the mortgage loan seller.

Ten Largest Mortgage Loans(1)(2)

#	Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/Rooms	Cut-off Date Balance Per SF/Unit/Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio(3)
1	West County Center	$68,000,000	9.95%	Retail	748,041	$180	1.68x	14.7%	50.0%
2	Legacy Central	68,000,000	9.95%	Office	706,395	$198	1.42x	12.4%	63.7%
3	Google Campus Phase II	50,000,000	7.3%	Office	180,844	$412	1.36x	10.9%	61.6%
4	Fairfield Inn & Suites Brooklyn	30,000,000	4.4%	Hospitality	133	$225,564	1.72x	15.1%	54.0%
5	Elder Portfolio	30,000,000	4.4%	Multifamily	206	$145,631	1.22x	9.6%	66.3%
6	The Gardens	29,500,000	4.3%	Retail	210,853	$140	1.42x	11.4%	60.6%
7	1530 Wilson Boulevard	28,000,000	4.1%	Office	174,706	$160	2.09x	17.4%	62.6%
8	Compass Storage National Portfolio 2.0	24,400,000	3.6%	Self Storage	1,069,965	$112	1.54x	9.5%	62.7%
9	636 West 158th Street	24,000,000	3.5%	Multifamily	120	$783,333	1.20x	7.6%	73.0%
10	Kreate Tiffin	22,700,000	3.3%	Industrial	543,010	$42	1.95x	14.9%	55.2%
	Top 10 Total / Wtd. Avg.	$374,600,000	54.8%				1.54x	12.6%	60.1%
	Remaining Total / Wtd. Avg.	308,733,500	45.2%				1.50x	11.9%	61.5%
	Total / Wtd. Avg.	$683,333,500	100.0%				1.52x	12.3%	60.7%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	With respect to each mortgage loan that is part of a whole loan (as identified under “Collateral Overview—Whole Loan Summary” below), the Cut-off Date Balance Per SF/Unit/Room, UW NCF DSCR, UW NOI Debt Yield and Cut-off Date LTV Ratio are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s) or other indebtedness.
(3)	With respect to certain of the mortgage loans identified above, the Cut-off Date LTV Ratios have been calculated using “as-stabilized”, “portfolio premium” or similar hypothetical values. Such mortgage loans are identified under the definition of “Appraised Value” set forth under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
10

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name(1)	Mortgage Loan Cut-off Date Balance	Mortgage Loan as Approx. % of Initial Pool Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer / Outside Servicer(3)	Special Servicer / Outside Special Servicer(3)
West County Center	$68,000,000	9.95%	$67,000,000	—	$135,000,000	Benchmark 2026-V25	Trimont	Torchlight
Legacy Central	$68,000,000	9.95%	$72,000,000	—	$140,000,000	Benchmark 2026-V25	Trimont	Torchlight
Google Campus Phase II	$50,000,000	7.3%	$24,500,000	—	$74,500,000	Benchmark 2026-V25	Trimont	Torchlight
Compass Storage National Portfolio 2.0	$24,400,000	3.6%	$95,000,000	—	$119,400,000	Benchmark 2026-V24(4)	Trimont	Argentic
636 West 158th Street	$24,000,000	3.5%	$70,000,000	—	$94,000,000	Benchmark 2026-V25(5)	Trimont	Torchlight
Hall of the States	$20,000,000	2.9%	$120,000,000	—	$140,000,000	Benchmark 2026-V24(4)	Trimont	Argentic
Franklin Avenue Plaza	$20,000,000	2.9%	$23,000,000	—	$43,000,000	Benchmark 2026-V25(6)	Trimont	Torchlight
The Assembly	$18,165,500	2.7%	$154,035,750	—	$172,201,250	BBCMS 2026-5C43	Trimont	Rialto
400 Arcola Road	$10,000,000	1.5%	$140,000,000	—	$150,000,000	Benchmark 2026-V21	KeyBank	Torchlight
Whirlpool Portfolio	$10,000,000	1.5%	$67,300,000	—	$77,300,000	Benchmark 2026-V23(7)	Midland	K-Star

(1)	Each of the mortgage loans included in the issuing entity that is secured by a mortgaged property or portfolio of mortgaged properties identified in the table above, together with the related companion loan(s) (none of which is included in the issuing entity), is referred to in this Term Sheet as a “whole loan”. See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
(2)	Each whole loan will be serviced under the related Controlling PSA and, in the event the Controlling Note is included in the related securitization transaction, the controlling class representative (or an equivalent entity) under such Controlling PSA will generally be entitled to exercise the rights of the controlling note holder for the subject whole loan. See, however, the chart entitled “Whole Loan Controlling Notes and Non-Controlling Notes” below and “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus for information regarding the party that will be entitled to exercise such rights in the event the Controlling Note is held or deemed to be held by a third party or included in a separate securitization transaction.
(3)	In the above table, “Midland” refers to Midland Loan Services, a Division of PNC Bank, National Association, “Trimont” refers to Trimont LLC, “Rialto” refers to Rialto Capital Partners, LLC, “KeyBank” refers to KeyBank National Association, “Argentic” refers to Argentic Services Company LP, “K-Star” refers to K-Star Asset Management LLC, and “Torchlight” refers to Torchlight Loan Services, LLC.
(4)	The Benchmark 2026-V24 transaction is expected to close on November 13, 2026.
(5)	The 636 West 158th Street mortgage loan is a servicing shift mortgage loan that (i) will initially be serviced and administered by the master servicer and the special servicer pursuant to the pooling and servicing agreement for this securitization transaction, and (ii) upon the inclusion of the related controlling pari passu companion loan in a future commercial mortgage securitization transaction, will be an outside serviced mortgage loan, and will be serviced and administered by an outside servicer and an outside special servicer pursuant to an outside servicing agreement governing that future commercial mortgage securitization transaction. The parties to the related outside servicing agreement for the securitization of the related controlling pari passu companion loan giving rise to a servicing shift have not been definitively identified.
(6)	The Franklin Avenue Plaza mortgage loan is a servicing shift mortgage loan that (i) will initially be serviced and administered by the master servicer and the special servicer pursuant to the pooling and servicing agreement for this securitization transaction, and (ii) upon the inclusion of the related controlling pari passu companion loan in a future commercial mortgage securitization transaction, will be an outside serviced mortgage loan, and will be serviced and administered by an outside servicer and an outside special servicer pursuant to an outside servicing agreement governing that future commercial mortgage securitization transaction. The parties to the related outside servicing agreement for the securitization of the related controlling pari passu companion loan giving rise to a servicing shift have not been definitively identified.
(7)	The Whirlpool Portfolio mortgage loan (i) will initially be serviced and administered by an outside servicer and an outside special servicer pursuant to the pooling and servicing agreement for the Benchmark 2026-V23 securitization transaction, and (ii) upon the inclusion of the related controlling pari passu companion loan in a future commercial mortgage securitization transaction, will be serviced and administered by an outside servicer and an outside special servicer pursuant to the outside servicing agreement governing that future commercial mortgage securitization transaction. The parties to the related outside servicing agreement for the securitization of the related controlling pari passu companion loan giving rise to a servicing shift have not been definitively identified.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
11

COLLATERAL OVERVIEW (continued)

Whole Loan Controlling Notes and Non-Controlling Notes(1)(2)

Mortgaged Property Name	Servicing of Whole Loan	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(4)	Aggregate Cut-off Date Balance
West County Center	Serviced	Note A-1-1	Yes	—	Benchmark 2026-V25	$51,000,000
		Note A-1-2	No	GSBI	Not Identified	$15,000,000
		Note A-1-3	No	GSBI	Not Identified	$15,000,000
		Note A-1-4	No	GSBI	Not Identified	$11,250,000
		Note A-1-5	No	GSBI	Not Identified	$9,000,000
		Note A-2-1	No	—	Benchmark 2026-V25	$17,000,000
		Note A-2-2	No	BCREI	Not Identified	$16,750,000

Legacy Central	Serviced	Note A-1	Yes	—	Benchmark 2026-V25	$68,000,000
		Note A-2	No	GSBI	Not Identified	$40,000,000
		Note A-3	No	GSBI	Not Identified	$25,000,000
		Note A-4	No	GSBI	Not Identified	$7,000,000

Google Campus Phase II	Serviced	Note A-1	Yes	—	Benchmark 2026-V25	$50,000,000
		Note A-2	No	CREFI	Not Identified	$15,000,000
		Note A-3	No	CREFI	Not Identified	$9,500,000

Compass Storage National Portfolio 2.0	Outside Serviced	Note A-1	Yes	—	Benchmark 2026-V24(6)	$65,000,000
		Note A-2	No	—	BBCMS 2026-5C43	$30,000,000
		Note A-3	No	—	Benchmark 2026-V25	$24,400,000

636 West 158th Street	Servicing Shift	Note A-1	Yes	BMO	Not Identified	$25,000,000
		Note A-2	No	SMC	Not Identified	$15,000,000
		Note A-3	No	—	Benchmark 2026-V25	$15,000,000
		Note A-4	No	BMO	Not Identified	$10,000,000
		Note A-5	No	BMO	Not Identified	$10,000,000
		Note A-6	No	BMO	Not Identified	$10,000,000
		Note A-7	No	—	Benchmark 2026-V25	$9,000,000

Hall of the States	Outside Serviced	Note A-1	Yes	—	Benchmark 2026-V24(6)	$75,000,000
		Note A-2	No	GSBI	Not Identified	$15,000,000
		Note A-3	No	GSBI	Not Identified	$30,000,000
		Note A-4	No	—	Benchmark 2026-V25	$20,000,000

Franklin Avenue Plaza	Servicing Shift	Note A-1	Yes	GSBI	Not Identified	$15,000,000
		Note A-2	No	—	Benchmark 2026-V25	$10,000,000
		Note A-3	No	—	Benchmark 2026-V25	$10,000,000
		Note A-4	No	GSBI	Not Identified	$8,000,000

The Assembly	Outside Serviced	Note A-1-1-A	Yes	—	BBCMS 2026-5C43	$55,867,500
		Note A-1-1-B	No	—	Benchmark 2026-V25	$3,165,500
		Note A-1-2	No	—	Benchmark 2026-V25	$15,000,000
		Note A-1-3	No	BCREI	Not Identified	$24,709,080
		Note A-2-1-A	No	—	BBCMS 2026-5C43	$41,632,500
		Note A-2-1-B	No	WFB	Not Identified	$2,284,500
		Note A-2-2	No	WFB	Not Identified	$29,542,170

400 Arcola Road	Outside Serviced	Note A-1	Yes	—	Benchmark 2026-V21	$60,000,000
		Note A-2	No	—	Benchmark 2026-V21	$30,000,000
		Note A-3-1-1	No	—	Benchmark 2026-V25	$10,000,000
		Note A-3-1-2	No	GSBI	Not Identified	$15,000,000
		Note A-3-2	No	—	BMO 2026-5C16	$10,000,000
		Note A-4-1	No	—	Benchmark 2026-V24(6)	$5,000,000
		Note A-4-2	No	—	Benchmark 2026-B44	$10,000,000
		Note A-5	No	—	Benchmark 2026-V22	$10,000,000

Whirlpool Portfolio	Outside Serviced	Note A-1	Yes	BMO	Not Identified	$42,300,000
		Note A-2	No	—	Benchmark 2026-V23	$25,000,000
		Note A-3	No	—	Benchmark 2026-V25	$10,000,000
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
12

COLLATERAL OVERVIEW (continued)
(1)	The holder(s) of one or more specified controlling notes (collectively, the “Controlling Note”) will be the “controlling note holder(s)” (collectively, the “Controlling Note Holder”) entitled (directly or through a representative) to (a) approve or, in some cases, direct material servicing decisions involving the related whole loan (while the remaining such holder(s) generally are only entitled to non-binding consultation rights in such regard), and (b) in some cases, replace the applicable special servicer with respect to such whole loan with or without cause. See “Description of the Mortgage Pool—The Whole Loans,” “The Pooling and Servicing Agreement—Directing Holder” and “—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.
(2)	The holder(s) of the note(s) other than the Controlling Note (each, a “Non-Controlling Note”) will be the “non-controlling note holder(s)” generally entitled (directly or through a representative) to certain non-binding consultation rights with respect to any decisions as to which the holder of the Controlling Note has consent rights involving the related whole loan, subject to certain exceptions, including that in certain cases where the related Controlling Note is a B-note, C-note or other subordinate note, such consultation rights will not be afforded to the holder(s) of the Non-Controlling Notes until after a control trigger event has occurred with respect to either such Controlling Note(s) or certain certificates backed thereby, in each case as set forth in the related co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
(3)	Unless otherwise specified, with respect to each whole loan, any related unsecuritized Controlling Note and/or Non-Controlling Note may be further split, modified, combined and/or reissued (prior to its inclusion in a securitization transaction) as one or multiple Controlling Notes or Non-Controlling Notes, as the case may be, subject to the terms of the related co-lender agreement (including that the aggregate principal balance, weighted average interest rate and certain other material terms cannot be changed). In connection with the foregoing, any such split, modified, combined or re-issued Controlling Note or Non-Controlling Note, as the case may be, may be transferred to one or multiple parties (not identified in the table above) prior to its inclusion in a future commercial mortgage securitization transaction.
(4)	Unless otherwise specified, with respect to each whole loan, each related unsecuritized pari passu companion loan (whether controlling or non-controlling) is expected to be contributed to one or more future commercial mortgage securitization transactions. Under the column “Current or Anticipated Holder of Securitized Note”, (i) the identification of a securitization trust means we have identified an outside securitization (a) that has closed or (b) as to which a preliminary prospectus or final prospectus has been filed with the SEC or (c) as to which a preliminary offering circular or final offering circular has been printed, that, in each such case, has included or is expected to include the subject Controlling Note or Non-Controlling Note, as the case may be, (ii) “Not Identified” means the subject Controlling Note or Non-Controlling Note, as the case may be, has not been securitized and no preliminary prospectus or final prospectus has been filed with the SEC nor has any preliminary offering circular or final offering circular been printed that identifies any future outside securitization that is expected to include the subject Controlling Note or Non-Controlling Note, and (iii) “Not Applicable” means the subject Controlling Note or Non-Controlling Note is not intended to be contributed to a future commercial mortgage securitization transaction. In the case of an outside securitization that has not closed, there is no assurance that such securitization will close. Under the column “Current Holder of Unsecuritized Note”, “—” means the subject Controlling Note or Non-Controlling Note is not an unsecuritized note and is currently held (or is expected to be held) by the securitization trust referenced under the “Current or Anticipated Holder of Securitized Note” column.
(5)	Entity names have been abbreviated for presentation.

“BCREI” means Barclays Capital Real Estate Inc.

“BMO” means Bank of Montreal.

“CREFI” means Citi Real Estate Funding Inc.

“GSBI” means Goldman Sachs Bank USA

“SMC” means Starwood Mortgage Capital LLC

“WFB” means Wells Fargo Bank, National Association

(6)	The Benchmark 2026-V24 transaction is expected to close on November 13, 2026.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
13

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
West County Center	GSMC, Barclays	Des Peres	Missouri	Retail	$68,000,000	9.95%	JPMCC 2012-LC9; JPMCC 2013-C10
Legacy Central	GSMC	Plano	Texas	Office	$68,000,000	9.95%	KREF 2021-FL2
Google Campus Phase II	CREFI	Kirkland	Washington	Office	$50,000,000	7.3%	CFCRE 2016-C7; CFCRE 2017-C8
Fairfield Inn & Suites Brooklyn	CREFI	Brooklyn	New York	Hospitality	$30,000,000	4.4%	WFCM 2016-LC25
Franklin Avenue Plaza	GSMC	Garden City	New York	Office	$20,000,000	2.9%	AREIT 2025-CRE10
Lakeside Lakeview Apartments	CREFI	Valdosta	Georgia	Multifamily	$14,500,000	2.1%	BPCRE 2022-FL2
1-11 South Market	CREFI	Passaic	New Jersey	Industrial	$14,300,000	2.1%	Benchmark 2021-B27
Kensington Ridge	CREFI	Middletown	Ohio	Multifamily	$10,200,000	1.5%	FRESB 2024-SB113
400 Arcola Road	GSMC	Collegeville	Pennsylvania	Mixed Use	$10,000,000	1.5%	BBCMS 2023-5C23, BMO 2023-5C2
150 South Harrison Street	CREFI	East Orange	New Jersey	Multifamily	$7,100,000	1.0%	FRESB 2019-SB68
742 Park Avenue	CREFI	East Orange	New Jersey	Multifamily	$6,900,000	1.0%	FRESB 2018-SB54
Chimney Hill	CREFI	Middletown	Ohio	Multifamily	$4,700,000	0.7%	FRESB 2016-SB24
New Iberia	CREFI	New Iberia	Louisiana	Self Storage	$2,534,003	0.4%	MSC 2021-L7
Roseville	CREFI	Roseville	Michigan	Self Storage	$1,961,809	0.3%	CD 2016-CD2

(1)	The table above includes mortgage loans secured by mortgaged properties for which the most recent prior financing of all or a significant portion of such mortgaged properties was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
14

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)(3)	Wtd. Avg. Cut-off Date LTV Ratio(2)(3)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Office	6	$203,500,000	29.8%	1.65x	59.6%	13.5%
Suburban	4	155,500,000	22.8	1.44x	60.5%	12.3%
CBD	2	48,000,000	7.0	2.32x	56.6%	17.7%
Multifamily	36	$194,572,000	28.5%	1.31x	66.6%	10.0%
Garden	14	94,550,000	13.8	1.31x	65.9%	10.2%
Mid Rise	10	41,019,199	6.0	1.26x	67.2%	9.7%
High Rise	1	24,000,000	3.5	1.20x	73.0%	7.6%
Student Housing	1	18,000,000	2.6	1.56x	61.2%	13.4%
Low Rise	10	17,002,801	2.5	1.28x	66.0%	9.7%
Retail	2	$97,500,000	14.3%	1.60x	53.2%	13.7%
Super Regional Mall	1	68,000,000	10.0	1.68x	50.0%	14.7%
Anchored	1	29,500,000	4.3	1.42x	60.6%	11.4%
Industrial	6	$73,865,500	10.8%	1.61x	56.2%	12.4%
Warehouse/Distribution	3	24,300,000	3.6	1.38x	49.4%	10.8%
Warehouse/Manufacturing	1	22,700,000	3.3	1.95x	55.2%	14.9%
R&D	1	18,165,500	2.7	1.46x	64.0%	11.1%
Flex	1	8,700,000	1.3	1.70x	61.9%	12.7%
Hospitality	3	$50,250,000	7.4%	1.76x	58.0%	16.2%
Limited Service	2	42,000,000	6.1	1.69x	58.6%	15.0%
Full Service	1	8,250,000	1.2	2.11x	55.0%	22.1%
Mixed Use	2	$25,100,000	3.7%	1.29x	67.0%	10.3%
R&D/Office	1	15,100,000	2.2	1.29x	68.6%	11.3%
Lab/Office	1	10,000,000	1.5	1.28x	64.7%	8.9%
Self Storage	16	$24,400,000	3.6%	1.54x	62.7%	9.5%
Manufactured Housing	4	$14,146,000	2.1%	1.30x	64.3%	9.1%
Total	75	$683,333,500	100.0%	1.52x	60.7%	12.3%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
15

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
New York	14	$108,901,926	15.9%	$345,500,000	13.6%	$22,356,728	12.3%
Texas	7	$96,295,645	14.1%	$301,740,000	11.9%	$22,473,944	12.4%
Missouri	1	$68,000,000	10.0%	$270,000,000	10.6%	$19,845,603	10.9%
Ohio	7	$60,896,000	8.9%	$206,200,000	8.1%	$15,616,739	8.6%
New Jersey	5	$59,475,712	8.7%	$118,950,000	4.7%	$6,895,793	3.8%
Washington	1	$50,000,000	7.3%	$121,000,000	4.8%	$8,104,674	4.5%
California	5	$49,665,500	7.3%	$315,530,000	12.4%	$22,470,295	12.4%
Virginia	1	$28,000,000	4.1%	$44,700,000	1.8%	$4,882,091	2.7%
Florida	5	$24,070,017	3.5%	$80,490,000	3.2%	$5,347,857	2.9%
Pennsylvania	3	$23,389,615	3.4%	$258,570,000	10.2%	$15,814,393	8.7%
District of Columbia	1	$20,000,000	2.9%	$289,600,000	11.4%	$25,381,577	14.0%
Louisiana	6	$19,961,851	2.9%	$49,390,000	1.9%	$3,491,250	1.9%
Kentucky	1	$18,000,000	2.6%	$29,400,000	1.2%	$2,405,481	1.3%
Georgia	2	$15,302,094	2.2%	$26,230,000	1.0%	$1,726,434	0.9%
Arizona	3	$13,600,000	2.0%	$20,700,000	0.8%	$1,279,210	0.7%
Indiana	2	$10,175,000	1.5%	$16,060,000	0.6%	$1,073,609	0.6%
New Mexico	3	$9,100,000	1.3%	$14,276,000	0.6%	$886,832	0.5%
Illinois	6	$5,772,000	0.8%	$8,880,000	0.3%	$560,886	0.3%
Michigan	1	$1,961,809	0.3%	$17,200,000	0.7%	$902,099	0.5%
Tennessee	1	$766,332	0.1%	$5,580,000	0.2%	$339,721	0.2%
Total	75	$683,333,500	100.0%	$2,539,996,000	100.0%	$181,855,215	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)	For multi-property loans that do not have underwritten cash flow information reported on a property level basis, Underwritten NOI is allocated based on each respective property’s allocated loan amount.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
16

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
4,700,000 - 9,999,999	8	$58,993,000	8.6%
10,000,000 - 19,999,999	14	187,340,500	27.4
20,000,000 - 29,999,999	8	191,000,000	28.0
30,000,000 - 39,999,999	2	60,000,000	8.8
40,000,000 - 59,999,999	1	50,000,000	7.3
60,000,000 - 68,000,000	2	136,000,000	19.9
Total	35	$683,333,500	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.20 - 1.49	24	$423,283,500	61.9%
1.50 - 1.99	8	203,800,000	29.8
2.00 - 2.49	2	36,250,000	5.3
2.50 - 2.64	1	20,000,000	2.9
Total	35	$683,333,500	100.0%

(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	31	$572,683,500	83.8%
Amortizing Balloon	2	76,250,000	11.2
Interest Only - ARD	1	22,700,000	3.3
Interest Only, Amortizing Balloon	1	11,700,000	1.7
Total	35	$683,333,500	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity date or have an anticipated repayment date, as applic able.

Distribution of Lockbox Types
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	14	$380,015,500	55.6%
Springing	19	262,118,000	38.4
Soft	1	29,500,000	4.3
Hard (Commercial); Soft (Residential)	1	11,700,000	1.7
Total	35	$683,333,500	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
38.9 - 49.9	3	$54,300,000	7.9%
50.0 - 59.9	4	128,950,000	18.9
60.0 - 69.9	24	437,883,500	64.1
70.0 - 74.1	4	62,200,000	9.1
Total	35	$683,333,500	100.0%
(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
38.9 - 49.9	4	$122,300,000	17.9%
50.0 - 59.9	3	$60,950,000	8.9
60.0 - 69.9	24	$437,883,500	64.1
70.0 - 73.4	4	$62,200,000	9.1
Total	35	$683,333,500	100.0%

(1)	See footnotes (1), (3), and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	27	$531,468,000	77.8%
Acquisition	7	127,465,500	18.7
Refinance / Acquisition	1	24,400,000	3.6
Total	35	$683,333,500	100.0%

Distribution of Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.950 - 5.9999	1	$24,400,000	3.6%
6.000 - 6.4999	2	29,046,000	4.3
6.500 - 6.9999	6	85,400,000	12.5
7.000 - 8.1740	26	544,487,500	79.7
Total	35	$683,333,500	100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
17

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.6 - 8.9	4	$53,046,000	7.8%
9.0 - 9.9	9	119,672,000	17.5
10.0 - 10.9	4	96,875,000	14.2
11.0 - 11.9	6	92,590,500	13.5
12.0 - 12.9	3	94,200,000	13.8
13.0 - 13.9	1	18,000,000	2.6
14.0 - 22.1	8	208,950,000	30.6
Total	35	$683,333,500	100.0%

(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.5 - 8.9	4	$53,046,000	7.8%
9.0 - 9.9	9	119,672,000	17.5
10.0 - 10.9	8	169,640,500	24.8
11.0 - 11.9	5	114,025,000	16.7
12.0 - 12.9	1	18,000,000	2.6
13.0 - 13.9	5	152,700,000	22.3
14.0 - 19.8	3	56,250,000	8.2
Total	35	$683,333,500	100.0%

(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Terms to Maturity/ARD(1)
Original Term to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	35	$683,333,500	100.0%
Total	35	$683,333,500	100.0%

(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity/ARD(1)
Range of Remaining Terms to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
52 - 58	5	$81,600,000	11.9%
59 - 60	30	601,733,500	88.1
Total	35	$683,333,500	100.0%
(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.
Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	32	$595,383,500	87.1%
300	1	8,250,000	1.2
360	2	79,700,000	11.7
Total	35	$683,333,500	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	32	$595,383,500	87.1%
360	2	79,700,000	11.7
300	1	8,250,000	1.2
Total	35	$683,333,500	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	24	$548,447,000	80.3%
Yield Maintenance	10	124,886,500	18.3
Yield Maintenance or Defeasance	1	10,000,000	1.5
Total	35	$683,333,500	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	32	$630,633,500	92.3%
Replacement Reserves(1)	29	552,468,000	80.8
TI/LC(2)	10	328,800,000	77.6
Insurance	19	281,700,000	41.2

(1)	Includes mortgage loans with FF&E reserves.

(2)	Percentage of the portion of the Initial Pool Balance secured by office, retail, industrial and mixed use properties or multifamily properties with commercial tenants.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
18

STRUCTURAL OVERVIEW

Allocation Between

Combined VRR Interest

and Non-Vertically

Retained
Certificates	The aggregate amount available for distribution to holders of the Non-Vertically Retained Certificates and the Combined VRR Interest on each distribution date (i) will be the gross amount of interest, principal, yield maintenance charges and prepayment premiums collected with respect to the mortgage loans in the applicable one-month collection period, net of specified expenses of the issuing entity, including fees payable therefrom to, and losses, liabilities, advances (with interest thereon), costs and expenses reimbursable or indemnifiable therefrom to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor, the asset representations reviewer and CREFC®, and (ii) will be allocated to amounts available for distribution to the holders of the Combined VRR Interest, on the one hand, and amounts available for distribution to the holders of the Non-Vertically Retained Certificates (exclusive of the Class R certificates), on the other hand. On each distribution date, the portion of such aggregate available funds allocable to: (a) the Combined VRR Interest will be the product of such aggregate available funds multiplied by the Vertically Retained Percentage; and (b) the Non-Vertically Retained Certificates (exclusive of the Class R certificates) will at all times be the product of such aggregate available funds multiplied by the Non-Vertically Retained Percentage. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

The “Vertically Retained Percentage” is a fraction, expressed as a percentage, the numerator of which is the initial principal balance of the Combined VRR Interest, and the denominator of which is the sum of (x) the aggregate initial certificate balance of all classes of Non-Vertically Retained Principal Balance Certificates and (y) the initial principal balance of the Combined VRR Interest.

The “Non-Vertically Retained Percentage” is the difference between 100% and the Vertically Retained Percentage.

Distributions	On each Distribution Date, funds available for distribution to holders of the Non-Vertically Retained Certificates (exclusive of any portion thereof that represents the Non-Vertically Retained Percentage of (i) any yield maintenance charges and prepayment premiums collected on the mortgage loans and/or (ii) any excess interest accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) (“Non-Vertically Retained Available Funds”) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):
1.	Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class X-D, Class X-E, Class X-F, Class X-G and Class X-J certificates: to interest on the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class X-D, Class X-E, Class X-F, Class X-G and Class X-J certificates, up to, and pro rata in accordance with, their respective interest entitlements.
2.	Class A-1, Class A-2 and Class A-3 certificates: to the extent of Non-Vertically Retained Available Funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, then (ii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-1 certificates in clause (i) above, then (iii) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-1 and Class A-2 certificates in clauses (i) and (ii) above. However, if the certificate balances of each and every class of the Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class J certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then Non-Vertically Retained Available Funds allocable to principal will be distributed to the Class A-1, Class A-2 and Class A-3 certificates, pro rata, based on their respective certificate balances.
3.	Class A-1, Class A-2 and Class A-3 certificates: to reimburse the Class A-1, Class A-2 and Class A-3 certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2 and Class A-3 certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.
5.	Class B certificates: (i) first, to interest on the Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class B certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.
6.	Class C certificates: (i) first, to interest on the Class C certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S and Class B certificates), to principal on the Class
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
19

STRUCTURAL OVERVIEW (continued)

C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

7.	After the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class X-D, Class X-E, Class X-F, Class X-G, Class X-J Class, A-S, Class B and Class C certificates are paid all amounts to which they are entitled on such Distribution Date, the remaining Non-Vertically Retained Available Funds will be used to pay interest and principal and to reimburse (with interest at the related pass-through rate) any unreimbursed losses to (i) the Class D certificates, (ii) the Class E certificates, (iii) the Class F certificates, (iv) the Class G certificates and (v) the Class J certificates, sequentially in that order and with respect to each such class or group of classes in a manner analogous to the Class C certificates pursuant to clause 6 above.
Realized Losses	The certificate balances of the respective classes of Non-Vertically Retained Principal Balance Certificates will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the related class on such Distribution Date. On each Distribution Date, the Non-Vertically Retained Percentage of any such losses will be applied to the respective classes of Non-Vertically Retained Principal Balance Certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class J certificates; second, to the Class G certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C certificates; seventh, to the Class B certificates; eighth, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2 and Class A-3 certificates, based on their then current respective certificate balances. The notional amount of each class of Class X Certificates will be reduced to reflect reductions in the certificate balance(s) of the class (or classes, as applicable) of Corresponding Principal Balance Certificates as a result of allocations of losses realized on the mortgage loans to such class(es) of Non-Vertically Retained Principal Balance Certificates.

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, until the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, the Non-Vertically Retained Percentage of each yield maintenance charge collected on the mortgage loans during the related one-month collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the Aggregate Available Funds (as defined in the Preliminary Prospectus) for such Distribution Date) is required to be distributed to holders of the Non-Vertically Retained Regular Certificates (excluding holders of the Class X-E, Class X-F, Class X-G, Class X-J, Class E, Class F, Class G and Class J certificates) as follows: (a) first the Non-Vertically Retained Percentage of such yield maintenance charge will be allocated between (i) the group (the “YM Group A”) comprised of the Class A-1, Class A-2, Class A-3 and Class X-A certificates, (ii) the group (the “YM Group A-S/B/C”) comprised of the Class X-B, Class A-S, Class B, and Class C certificates, and (iii) the group (the “YM Group D” and, collectively with the YM Group A and the YM Group A-S/B/C, the “YM Groups”) comprised of the Class X-D and Class D certificates, pro rata based upon the aggregate amount of principal distributed to the class or classes of Non-Vertically Retained Principal Balance Certificates in each YM Group on such Distribution Date, and (b) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of Non-Vertically Retained Regular Certificates in such YM Group, in the following manner: (i) each class of Non-Vertically Retained Principal Balance Certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (X) a fraction whose numerator is the amount of principal distributed to the subject class of Non-Vertically Retained Principal Balance Certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Non-Vertically Retained Principal Balance Certificates in that YM Group on such Distribution Date, (Y) except in the case of any YM Group comprised solely of a single class of Non-Vertically Retained Principal Balance Certificates (for which the value of this clause (Y) is one (1)), the Base Interest Fraction (as defined in the Preliminary Prospectus) for the related principal prepayment and the subject class of Non-Vertically Retained Principal Balance Certificates, and (Z) the portion of such yield maintenance charge allocated to such YM Group, and (ii) the portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions with respect to the Non-Vertically Retained Principal Balance Certificates in such YM Group will be distributed to the class of Class X Certificates, if any, in such YM Group. If there is more than one class of Non-Vertically Retained Principal Balance Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the portion of such yield maintenance charges allocated to such YM Group will be allocated among all such classes of Non-Vertically Retained Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the prior sentence of this paragraph.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

After the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, the Non-Vertically Retained Percentage of all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated to the holders of the Class E, Class F, Class G and Class J certificates as provided in the Benchmark 2026-V25 pooling and servicing agreement. No yield maintenance charges or prepayment premiums will be distributed to the holders of the Class X-E, Class X-F, Class X-G, Class X-J, Class S or Class R certificates. For a description of

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
20

STRUCTURAL OVERVIEW (continued)

prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

Advances	The master servicer and, if it fails to do so, the back-up advancing agent (which will initially be the certificate administrator), will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the Benchmark 2026-V25 pooling and servicing agreement, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any other related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may, in its sole discretion, make a property protection advance and will be entitled to reimbursement from the master servicer for such advance. The master servicer, the special servicer and the back-up advancing agent will each be entitled to receive interest on advances they make at the prime rate (and, solely with respect to the master servicer, subject to a floor rate of 2.0% per annum), compounded annually.

Serviced Mortgage

Loans/Outside Serviced

Mortgage Loans	One or more whole loans may each constitute an “outside serviced whole loan”, in which case (as identified under “Collateral Overview—Whole Loan Summary” above), the Benchmark 2026-V25 pooling and servicing agreement is not the Controlling PSA, and each related mortgage loan constitutes an “outside serviced mortgage loan,” each related companion loan constitutes an “outside serviced companion loan,” and each related Controlling PSA constitutes an “outside servicing agreement.”

One or more whole loans may be identified in the Preliminary Prospectus as a “servicing shift whole loan”, in which case the related mortgage loan constitutes a “servicing shift mortgage loan” and each related companion loan constitutes a “servicing shift companion loan”. Any servicing shift whole loan will initially be serviced pursuant to the Benchmark 2026-V25 pooling and servicing agreement during which time such mortgage loan, such whole loan and each related companion loan will be a serviced mortgage loan, a serviced whole loan and a serviced companion loan (each as defined below), respectively. However, upon the inclusion of the related controlling pari passu companion loan in a future securitization transaction, the servicing of such mortgage loan will shift to the servicing agreement governing such securitization transaction, and such mortgage loan, such whole loan and each related companion loan will be an outside serviced mortgage loan, an outside serviced whole loan and an outside serviced companion loan, respectively.

All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and, together with any related companion loans, as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the Benchmark 2026-V25 pooling and servicing agreement); each related whole loan constitutes a “serviced whole loan”; and each related companion loan constitutes a “serviced companion loan.” See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Appraisal Reduction

Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property (subject to certain downward adjustments permitted under the Benchmark 2026-V25 pooling and servicing agreement) plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan; provided that, if so provided in the related co-lender agreement, the holder of a subordinate companion loan may be permitted to post cash or a letter of credit to offset some or all of an Appraisal Reduction Amount. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. In general, any Appraisal Reduction Amount calculated with respect to a whole loan will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance(s) thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which (to the extent of the Non-Vertically Retained Percentage of the reduction in such P&I advance) will have the effect of reducing the amount of interest available to the most subordinate class(es) of Non-Vertically Retained Regular Certificates then outstanding (i.e., first, to the Class J Certificates, then, to the Class G certificates, then, to the Class F certificates, then, to the Class E certificates, then, to the Class D certificates, then, to the Class C certificates, then, to the Class B certificates, then, to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class X-D, Class X-E, Class X-F, Class X-G and Class X-J certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event, as well as the allocation and/or exercise of voting rights for certain purposes, the Non-Vertically Retained Percentage of any Appraisal Reduction Amounts in respect of or allocated to the mortgage loans will be allocated to notionally reduce the certificate balances of the Non-Vertically Retained Principal Balance Certificates as follows: first, to the Class J, Class G, Class F, Class E, Class D, Class C, Class B and Class A-S certificates, in that order, in each case until the related certificate

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
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STRUCTURAL OVERVIEW (continued)

balance is notionally reduced to zero; and then to the Class A-1, Class A-2 and Class A-3, certificates, pro rata based on certificate balance.

Cumulative Appraisal

Reduction Amounts	A “Cumulative Appraisal Reduction Amount”, as of any date of determination, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loans, any Collateral Deficiency Amounts then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a whole loan, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan, became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class (as defined below) and the existence of a Control Termination Event (as defined below), the Non-Vertically Retained Percentage of any Collateral Deficiency Amounts will be allocable to the respective classes of Control Eligible Certificates (as defined below), in reverse alphabetical order of class designation, in a manner similar to the allocation of Appraisal Reduction Amounts to such classes.

“AB Modified Loan” means any mortgage loan (1) that became a corrected loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan and (2) as to which an Appraisal Reduction Amount is not in effect.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead, defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced whole loan, the party acting as special servicer with respect to such outside serviced whole loan pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced whole loan in accordance with the terms of the related outside servicing agreement during such time as such outside serviced whole loan constitutes a defaulted mortgage loan qualifying for sale thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced pari passu companion loan(s) and, if so provided in the related co-lender agreement or the Controlling PSA, any related subordinate companion loan(s), together as one defaulted loan.
Directing Holder	The “Directing Holder” with respect to any mortgage loan or whole loan serviced under the Benchmark 2026-V25 pooling and servicing agreement will be:
●	except (i) with respect to an excluded mortgage loan, (ii) with respect to a serviced whole loan as to which the Controlling Note is held outside the issuing entity (sometimes referred to in this Term Sheet as a “serviced outside controlled whole loan”), and (iii) during any period that a Control Termination Event (as defined below) has occurred and is continuing, the Controlling Class Representative (as defined below); and
●	with respect to any serviced outside controlled whole loan (which may include a servicing shift whole loan or a serviced whole loan with a controlling subordinate companion loan held outside the issuing entity), if and for so long as the applicable companion loan holder is entitled under the related co-lender agreement to exercise consent rights similar to those entitled to be exercised by the Controlling Class Representative, the holder of the related controlling note (during any such period, the “outside controlling note holder”), provided, that with respect to any serviced whole loan, the rights of the Directing Holder will be subject to and may be limited by the terms and provisions of any related co-lender agreement.

The applicable directing holder (or equivalent party) with respect to any outside serviced mortgage loan will be, in general, (i) in the event the related Controlling Note is included in the subject outside securitization transaction, the controlling class representative (or equivalent entity) under the related outside servicing agreement, and (ii) in all other cases, the third party holder of the related Controlling Note or its representative (which may be a controlling class representative (or equivalent entity) under a separate securitization transaction to which such note has been transferred (if any)), as provided in the related co-lender agreement.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
22

STRUCTURAL OVERVIEW (continued)

An “excluded mortgage loan” is a mortgage loan or whole loan with respect to which the Controlling Class Representative or the holder(s) of more than 50% of the Controlling Class (by certificate balance) is (or are) a Borrower Party (as defined in the Preliminary Prospectus).

Controlling Class

Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders by certificate balance. The “Controlling Class” is, as of any time of determination, the most subordinate class of the Control Eligible Certificates that has an outstanding certificate balance, as notionally reduced by any Cumulative Appraisal Reduction Amount allocable to such class, at least equal to 25% of the initial certificate balance of that class of certificates; provided, however, that (except under the circumstances set forth in the next proviso) if no such class meets the preceding requirement, then the most senior class of outstanding Control Eligible Certificates will be the Controlling Class; provided, further, however, that if, at any time, the aggregate outstanding certificate balance of the classes of Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts), then the “Controlling Class” will be the most subordinate class of Control Eligible Certificates with an outstanding certificate balance greater than zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts). The “Control Eligible Certificates” consist of the Class E, Class F, Class G and Class J certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of Certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

On the Closing Date, Torchlight Debt Fund VIII Holdings (US), LLC, a Delaware limited liability company, is expected to (i) purchase (directly or through one or more majority-owned affiliates) all of the Control Eligible Certificates, and (ii) appoint itself or an affiliate as the initial Controlling Class Representative. Torchlight Debt Fund VIII Holdings (US), LLC or its affiliates are also expected to purchase the Class X-E, Class X-F, Class X-G and Class X-J certificates and acquire the Class S certificates and may purchase additional Certificates.

Control Termination

Event	A “Control Termination Event” will either (a) occur when none of the classes of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to such class) that is at least equal to 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Control Termination Event will in no event exist at any time that the certificate balance of each class of the Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Control Termination Event will be deemed to exist.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or a Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal for any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

Consultation Termination

Event	A “Consultation Termination Event” will either (a) occur when none of the classes of Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amount, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Consultation Termination Event will in no event exist at any time that the certificate balance of each class of Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts). With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Consultation Termination Event will be deemed to exist.

Control/Consultation

Rights	With respect to any serviced loan, the applicable Directing Holder, if any, will be entitled to have consent and/or consultation rights under the Benchmark 2026-V25 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, certain loan modifications and workouts) and other matters with respect to such serviced loan.

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative with respect to the applicable serviced loans will terminate, and the Controlling Class Representative will retain non-binding consultation rights under the Benchmark 2026-V25 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans, other than (i) any excluded mortgage loan, and (ii) any serviced outside controlled whole loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the applicable serviced loans will terminate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
23

STRUCTURAL OVERVIEW (continued)

With respect to any serviced outside controlled whole loan (including any servicing shift whole loan for so long as it is serviced under the Benchmark 2026-V25 pooling and servicing agreement), the holder of the related Controlling Note or its representative (which holder or representative will not be the Controlling Class Representative) will instead be entitled to exercise the above-described consent and consultation rights, to the extent provided under the related co-lender agreement.

With respect to each outside serviced whole loan, the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement and the related co-lender agreement will have consent, consultation, approval and direction rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced whole loan, as provided for in the related co-lender agreement and in the related outside servicing agreement. To the extent permitted under the related co-lender agreement, the Controlling Class Representative (so long as a Consultation Termination Event does not exist) may have certain consultation rights with respect to each outside serviced whole loan.

See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Risk Retention

Consultation Parties	The “risk retention consultation parties”, with respect to any serviced mortgage loan or, if applicable, serviced whole loan will be the respective parties selected by each of Citi Real Estate Funding Inc. and Goldman Sachs Bank USA. The risk retention consultation parties will each have certain non-binding consultation rights in certain circumstances, (i) for so long as no Consultation Termination Event is continuing, with respect to any specially serviced loan (other than any outside serviced mortgage loan), and (ii) during the continuance of a Consultation Termination Event, with respect to any mortgage loan (other than any outside serviced mortgage loan), as further described in the Preliminary Prospectus. Notwithstanding the foregoing, a risk retention consultation party will not have any consultation rights with respect to any mortgage loan that is an excluded RRCP mortgage loan with respect to such party. Citi Real Estate Funding Inc. and Goldman Sachs Mortgage Company are expected to be appointed as the initial risk retention consultation parties.

With respect to any risk retention consultation party, an “excluded RRCP mortgage loan” is a mortgage loan or whole loan with respect to which such risk retention consultation party, or the person(s) entitled to appoint such risk retention consultation party, is a Borrower Party.

Termination of

Special Servicer	At any time, the special servicer (but not any outside special servicer for any outside serviced whole loan) may be removed and replaced by the applicable Directing Holder, if any, with or without cause upon satisfaction of certain conditions specified in the Benchmark 2026-V25 pooling and servicing agreement.

Except in the case of a serviced outside controlled whole loan, and solely if a Control Termination Event has occurred and is continuing, the special servicer under the Benchmark 2026-V25 pooling and servicing agreement may be terminated and replaced pursuant to a vote of applicable certificateholders, with or without cause, in accordance with the procedures described under “The Pooling and Servicing Agreement—Removal of the Special Servicer by Certificateholders Following a Control Termination Event” in the Preliminary Prospectus, upon the affirmative vote of (a) the holders of Certificates evidencing at least 66-2/3% of the voting rights allocable to the Certificates of those holders that voted on such matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) or (b) the holders of Non-Reduced Certificates entitled to vote on the matter evidencing more than 50% of the voting rights allocable to each class of such Non-Reduced Certificates.

“Non-Reduced Certificates” means each class of Principal Balance Certificates that has an outstanding certificate balance as may be notionally reduced by any Appraisal Reduction Amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

Notwithstanding the foregoing, but subject to the discussion in the next paragraph, solely with respect to a serviced outside controlled whole loan (including any servicing shift whole loan, for so long as it is serviced pursuant to the Benchmark 2026-V25 pooling and servicing agreement), only the holder of the related Controlling Note or its representative may terminate the special servicer without cause (solely with respect to the related whole loan) and appoint a replacement special servicer for that whole loan.

At any time after the occurrence and during the continuation of a Consultation Termination Event, the special servicer under the Benchmark 2026-V25 pooling and servicing agreement may be terminated and replaced with respect to all the serviced loans, if (i) the operating advisor (A) determines, in its sole discretion exercised in good faith, that the special servicer has failed to comply with the servicing standard and a replacement of the special servicer would be in the best interest of the holders of the Certificates and the Uncertificated VRR Interest owner (as a collective whole), and (B) recommends the replacement of the special servicer with respect to such serviced loans, and (ii) the holders of Certificates evidencing at least a majority of the aggregate outstanding principal balance of the Certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) affirmatively vote to remove the special servicer in such capacity in accordance with the procedures set forth under “The Pooling and Servicing Agreement—Removal of the Special Servicer by Certificateholders Based on the Recommendation of the Operating Advisor” in the Preliminary Prospectus.

“Certificateholder Quorum” means a quorum that: (a) for purposes of a vote to terminate and replace the special servicer or the asset representations reviewer at the request of the holders of Certificates evidencing not less than 25% of the voting rights (without regard to the application of any Appraisal Reduction Amounts), consists of the holders of Certificates

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
24

STRUCTURAL OVERVIEW (continued)

evidencing at least 50% of the voting rights (taking into account the allocation of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the respective classes of Principal Balance Certificates) of all of the Certificates, on an aggregate basis; and (b) for purposes of a vote to terminate and replace the special servicer based on a recommendation of the operating advisor, consists of the holders or beneficial owners of Certificates evidencing at least 20% of the voting rights (taking into account the application of Appraisal Reduction Amounts to notionally reduce the certificate balances) of all Principal Balance Certificates on an aggregate basis.

The related outside special servicer under each outside servicing agreement generally may be (or, if the applicable outside servicing agreement has not yet been executed, it is anticipated that such outside special servicer may be) replaced by the related outside controlling class representative (or an equivalent party), or the vote of the requisite holders of certificates issued, under the applicable outside servicing agreement (depending on whether or not the equivalent of a control termination event or a consultation termination event exists under that outside servicing agreement) or by any applicable other controlling noteholder under the related co-lender agreement in a manner generally similar to the manner in which the special servicer may be replaced under the Benchmark 2026-V25 pooling and servicing agreement as described above in this “Termination of Special Servicer” section (although there will be differences, in particular as regards certificateholder votes and the timing of when an outside special servicer may be terminated based on the recommendation of an operating advisor).

If the special servicer, to its knowledge, becomes a Borrower Party with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, any applicable Directing Holder will be entitled to appoint a replacement special servicer for that mortgage loan. If there is no applicable Directing Holder or if the applicable Directing Holder does not take action to appoint a replacement special servicer within the requisite time period, a replacement special servicer will be appointed in the manner specified in the Benchmark 2026-V25 pooling and servicing agreement.

Voting Rights	At all times during the term of the Benchmark 2026-V25 pooling and servicing agreement, the voting rights for the Certificates will be allocated among the respective classes of holders thereof in the following percentages:
(1)	1% in the aggregate in the case of the respective classes of the Class X Certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (for so long as the notional amount of at least one class of the Class X Certificates is greater than zero), and
(2)	in the case of any class of Principal Balance Certificates, a percentage equal to the product of 99% (or, if the notional amounts of all classes of the Class X Certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of such class of Principal Balance Certificates as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of the Principal Balance Certificates, in each case, as of the date of determination, provided, that in certain circumstances described under “The Pooling and Servicing Agreement” in the Preliminary Prospectus, voting rights will only be exercisable by holders of the Non-Reduced Certificates and/or may otherwise be exercisable or allocated in a manner that takes into account the allocation of Appraisal Reduction Amounts.

The voting rights of any class of Certificates are required to be allocated among certificateholders of such class in proportion to their respective percentage interests.

The Class S Certificates, the Class R certificates and the Uncertificated VRR Interest will not be entitled to any voting rights.

Servicing

Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses, including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12-month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (including special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (including special servicing

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
25

STRUCTURAL OVERVIEW (continued)

fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% or (b) with respect to any serviced mortgage loan (or related serviced whole loan, if applicable) or related REO Property, such lesser rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than (i) default interest and (ii) any “excess interest” accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) on the related serviced loan (or related serviced whole loan, if applicable) from the date such serviced loan becomes a corrected loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within three months of the maturity default, but the special servicer may collect from the related borrower and retain (x) a liquidation fee or workout fee, as applicable, and (y) such other fees as are provided for in the related loan documents.

In the case of an outside serviced whole loan, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

Operating Advisor	The operating advisor will, in general and under certain circumstances described in the Preliminary Prospectus, have the following rights and responsibilities with respect to the serviced mortgage loans:
●	after the occurrence and during the continuance of a Control Termination Event, reviewing the actions of the special servicer with respect to specially serviced loans and with respect to certain major decisions regarding non-specially serviced loans as to which the operating advisor has consultation rights;
●	reviewing reports provided by the special servicer to the extent set forth in the Benchmark 2026-V25 pooling and servicing agreement;
●	reviewing for accuracy certain calculations made by the special servicer;
●	after the occurrence and during the continuance of a Control Termination Event, under certain conditions described in the Benchmark 2026-V25 pooling and servicing agreement, issuing an annual report generally setting forth, among other things, its assessment of whether the special servicer is performing its duties in compliance with the servicing standard and the Benchmark 2026-V25 pooling and servicing agreement and identifying any material deviations therefrom;
●	after the occurrence and during the continuance of a Consultation Termination Event, recommending the replacement of the special servicer if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the holders of the Certificates and the Uncertificated VRR Interest owner (as a collective whole); and
●	after the occurrence and during the continuance of a Control Termination Event, consulting on a non-binding basis with the special servicer with respect to certain major decisions (and such other matters as are set forth in the Benchmark 2026-V25 pooling and servicing agreement) in respect of the applicable serviced loan(s).

Notwithstanding the foregoing, the operating advisor will generally have no obligations or consultation rights as operating advisor under the Benchmark 2026-V25 pooling and servicing agreement with respect to any outside serviced mortgage loan or any related REO property.

The operating advisor will be subject to termination and replacement if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such termination and replacement is affirmatively voted for by the holders of more than 50% of the voting rights allocable to the Non-Reduced Certificates of those holders that exercise their right to vote (provided that holders entitled to exercise at least 50% of the voting rights allocable to the Non-Reduced Certificates exercise their right to vote within 180 days of the initial request for a vote). The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

See “The Pooling and Servicing Agreement—Operating Advisor” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
26

STRUCTURAL OVERVIEW (continued)

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 30% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders of the Certificates (other than the Class S and Class R certificates) evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the affirmative vote of the holders of Certificates evidencing at least 75% of the voting rights allocable to those holders that exercise their right to vote (provided that holders representing the applicable Certificateholder Quorum exercise their right to vote within 180 days of the initial request for a vote), the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the Benchmark 2026-V25 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the Benchmark 2026-V25 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) with respect to a mortgage loan is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other holder or beneficial owner of Certificates (other than a holder of the Class VRR certificates) wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other holder or beneficial owner of Certificates (other than a holder of Class VRR certificates) does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other holder or beneficial owner of Certificates (other than a holder of Class VRR certificates) may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. In addition, any other holder or beneficial owner of Certificates may deliver, within the time frame provided in the Benchmark 2026-V25 pooling and servicing agreement, a written notice requesting the right to participate in any dispute resolution consultation that is conducted by the enforcing servicer following the enforcing servicer’s receipt of the notice described in the preceding sentence.

“Resolved” means, with respect to a Repurchase Request in connection with a mortgage loan, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the Benchmark 2026-V25 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Liquidated Loan Waterfall	Upon liquidation of any mortgage loan, all net liquidation proceeds related to the mortgage loan (but not any related companion loan) will be applied (after allocation to offset certain advances and expenses) so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any delinquent interest that was not advanced as a result of Appraisal Reduction Amounts or interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan. After the adjusted interest amount is so allocated, any remaining liquidation proceeds will be allocated to pay principal on the mortgage loan until the unpaid principal amount of the mortgage loan has been reduced to zero. Any remaining liquidation proceeds will then be allocated to pay delinquent interest that was not advanced as a result of Appraisal Reduction Amounts and any interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan.
The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
27

STRUCTURAL OVERVIEW (continued)
Credit Risk Retention	This securitization transaction will be subject to the credit risk retention rules of Section 15G of the Securities Exchange Act of 1934, as amended. An economic interest in the credit risk of the mortgage loans in this securitization transaction is expected to be retained pursuant to risk retention regulations (as codified at 12 CFR Part 43) promulgated under Section 15G (“Regulation RR”), as an “eligible vertical interest” in the form of the Combined VRR Interest. Citi Real Estate Funding Inc. will act as retaining sponsor under Regulation RR for this securitization transaction and is expected, on the Closing Date, to partially satisfy its risk retention obligation through the acquisition by Goldman Sachs Bank USA (as an originator) of a portion of the Combined VRR Interest. Citi Real Estate Funding Inc. is expected to satisfy its remaining risk retention obligation through the acquisition, on the Closing Date, and retention by it of the remaining portion of the Combined VRR Interest. For a further discussion of the manner in which the credit risk retention requirements are expected to be satisfied by Citi Real Estate Funding Inc., as retaining sponsor, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy European or United Kingdom risk retention and due diligence requirements.

The Combined VRR

Interest Prepayment

Premiums and Yield

Maintenance Charges.	On each Distribution Date, the Vertically Retained Percentage of each yield maintenance charge and prepayment premium collected on the mortgage loans during the related collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the Aggregate Available Funds for such Distribution Date) will be required to be distributed to the holders of the Combined VRR Interest.

Appraisal Reduction

Amounts	On each Distribution Date, the Vertically Retained Percentage of any Appraisal Reduction Amounts will be allocated to the Combined VRR Interest to notionally reduce (to not less than zero) the principal balance thereof.
Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the Benchmark 2026-V25 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the Benchmark 2026-V25 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.
Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans (including mortgage loans as to which the related mortgaged properties have become REO properties) remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date (excluding for the purposes of this calculation, the unpaid principal balance of any mortgage loan(s) with a stated maturity date later than November 2031, but in each case only if the option hereafter referred to is exercised after the distribution date in November 2031), certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates and the Uncertificated VRR Interest.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders and the Uncertificated VRR Interest owner the payment specified in the Benchmark 2026-V25 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding Certificates (excluding the Class S and Class R certificates) and the Uncertificated VRR Interest for the mortgage loans remaining in the issuing entity, as further described under “The Pooling and Servicing Agreement—Optional Termination; Optional Mortgage Loan Purchase” in the Preliminary Prospectus.

The Offered Certificates involve certain risks and may not be suitable for all investors. For information regarding certain risks associated with an investment in the Offered Certificates, see “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1- 800-831-9146.
28

Retail – Super Regional Mall 4, 17, 47 and 1001 West County Center Drive Des Peres, MO 63131	Collateral Asset Summary – Loan No. 1 West County Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 50.0% 1.68x 14.7%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

29

Retail – Super Regional Mall 4, 17, 47 and 1001 West County Center Drive Des Peres, MO 63131	Collateral Asset Summary – Loan No. 1 West County Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 50.0% 1.68x 14.7%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

30

Retail – Super Regional Mall 4, 17, 47 and 1001 West County Center Drive Des Peres, MO 63131	Collateral Asset Summary – Loan No. 1 West County Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 50.0% 1.68x 14.7%
Mortgage Loan Information		Property Information
Loan Sellers:	GSMC, Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Super Regional Mall
Borrower Sponsor(s):	CBL & Associates Limited Partnership	Collateral:	Fee
Borrower(s):	West County Mall CMBS, LLC	Location:	Des Peres, MO
Original Balance(1):	$68,000,000	Year Built / Renovated:	2002 / NAP
Cut-off Date Balance(1):	$68,000,000	Property Management:	CBL & Associates Management, Inc.
% by Initial UPB:	9.95%	Size:	748,041 SF
Interest Rate:	7.39800%	Appraised Value / Per SF:	$270,000,000 / $361
Note Date:	October 8, 2026	Appraisal Date:	August 23, 2026
Original Term:	60 months	Occupancy:	95.4% (as of October 1, 2026)
Amortization:	Amortizing Balloon	UW Economic Occupancy:	94.4%
Original Amortization:	360	Underwritten NOI(5):	$19,845,603
Interest Only Period:	None	Underwritten NCF:	$18,805,903
First Payment Date:	December 6, 2026
Maturity Date:	November 6, 2031	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(5):	$16,329,152 (TTM June 30, 2026)
Additional Debt Balance(1):	$67,000,000	2025 NOI(5):	$14,847,219
Call Protection(2):	L(24),D(29),O(7)	2024 NOI:	$14,305,393
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$14,593,719

Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$180
Taxes:	$3,424,014	$271,287	NAP	Maturity Date Loan / SF:	$172
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	50.0%
Replacement Reserves:	$0	$9,297	NAP	Maturity Date LTV:	47.6%
TI/LC Reserve:	$0	$93,505	NAP	UW NOI DY:	14.7%
Other Reserves(4):	$7,408,150	Springing	NAP	UW NCF DSCR:	1.68x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan:(1)	$135,000,000	90.3%	Loan Payoff:	$136,858,753	91.6%
Borrower Sponsor Equity:	14,421,852	9.7	Upfront Reserves:	10,832,164	7.2
			Closing Costs:	1,730,935	1.2
Total Sources	$149,421,852	100.0%	Total Uses	$149,421,852	100.0%
(1)	The West County Center Mortgage Loan (as defined below) is part of the West County Center Whole Loan (as defined below) evidenced by seven pari passu promissory notes with an aggregate original principal balance of $135,000,000. The Financial Information above is based on the West County Center Whole Loan.
(2)	Defeasance of the West County Center Whole Loan is permitted at any time on and after the first payment date after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) October 8, 2029. The assumed defeasance lockout period of 24 payments is based on the anticipated closing date of the Benchmark 2026-V25 securitization trust in November 2026. The actual defeasance lockout period may be longer.
(3)	See “Initial and Ongoing Reserves” below for further discussion of reserve requirements.
(4)	Other Reserves is inclusive of approximately $6,926,171 upfront for unfunded obligations (including tenant improvement allowances, leasing commissions and landlord work), approximately $481,979 upfront for gap rent, a springing anchor reserve, and a springing critical tenant reserve.
(5)	Increase from 2025 NOI to Most Recent NOI and Most Recent NOI to Underwritten NOI are due primarily to contractual rent steps.

The Loan. The largest mortgage loan (the “West County Center Mortgage Loan”) is part of a whole loan (the “West County Center Whole Loan”) secured by the borrower’s fee simple interest in an approximately 748,041 SF retail property located in Des Peres, Missouri (the “West County Center Property”). The West County Center Whole Loan is evidenced by seven pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $135,000,000. The West County Center Mortgage Loan is evidenced by the controlling note A-1-1 contributed by Goldman Sachs Mortgage Company (“GSMC”), and the non-controlling note A-2-1, contributed by Barclays Capital Real Estate Inc. (“BCREI”), which have an aggregate outstanding principal balance as of the Cut-off Date of $68,000,000. The West County Center Whole Loan was originated on October 8, 2026, by Goldman Sachs Bank USA, an affiliate of GSMC, one of the loan sellers, and BCREI. The West County Center Whole Loan has a five-year term, amortizes on a 30-year schedule and accrues interest at a rate of 7.39800% per annum on an Actual/360 basis. The scheduled maturity date of the West County Center Whole Loan is November 6, 2031.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

31

Retail – Super Regional Mall 4, 17, 47 and 1001 West County Center Drive Des Peres, MO 63131	Collateral Asset Summary – Loan No. 1 West County Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 50.0% 1.68x 14.7%

The relationship between the holders of the West County Center Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The West County Center Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2026-V25 securitization trust. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the West County Center Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1	$51,000,000	$51,000,000	Benchmark 2026-V25	Yes
A-1-2(1)	$15,000,000	$15,000,000	GSBI	No
A-1-3(1)	$15,000,000	$15,000,000	GSBI	No
A-1-4(1)	$11,250,000	$11,250,000	GSBI	No
A-1-5(1)	$9,000,000	$9,000,000	GSBI	No
A-2-1	$17,000,000	$17,000,000	Benchmark 2026-V25	No
A-2-2(1)	$16,750,000	$16,750,000	BCREI	No
Whole Loan	$135,000,000	$135,000,000
(1)	Expected to be contributed to one or more future securitizations.

The Property. The West County Center Property is a 748,041 SF, primarily two-story super regional mall located in Des Peres, Missouri. The West County Center Property is anchored by Nordstrom (part of the collateral, but ground leased from the borrower), Dick’s Sporting Goods (part of the collateral), and Macy’s and JCPenney (both such tenants are non-collateral). Other major tenants at the West County Center Property include H&M, American Eagle Outfitters / Aerie, Barnes & Noble Booksellers, Apple, and Lululemon Athletica. Built in 2002, the West County Center Property is situated on an approximately 41.99-acre site. The West County Center Property contains 5,500 combined surface and structure spaces, which results in a parking ratio of 7.35 spaces per 1,000 SF. As of October 1, 2026, the West County Center Property was 95.4% occupied.

The following tables present certain information relating to the historical tenant sales at the West County Center Property:

Sales Performance History(1)
Sales	2023	2024	2025	TTM June 2026	PSF
Gross Property Sales	$313,845,412	$331,822,604	$358,395,567	$251,864,878	$337
Anchor(2)(3)	$56,629,437	$62,001,317	$66,459,193	$0	$0
In Line < 2,000 SF	$10,764,468	$12,728,203	$14,210,478	$15,269,793	$514
In Line 2,000 - 5,000	$54,759,228	$58,437,155	$64,723,864	$68,134,681	$546
In Line 5,000 - 10,000	$90,865,370	$97,203,209	$101,874,084	$108,807,866	$895
In Line > 10,000 SF	$24,112,337	$23,892,763	$26,960,941	$21,832,956	$189
Food Court	$13,745,293	$14,244,989	$15,754,671	$15,671,917	$1,720
Jewelry	$7,229,579	$7,945,733	$9,173,864	$9,308,488	$903
Restaurants / Specialty Food	$7,468,592	$8,163,134	$8,587,947	$8,403,558	$410
(1)	Sales provided in underwritten rent roll as of October 1, 2026.
(2)	Anchor tenants include Dick’s Sporting Goods and Nordstrom, but excludes the non-collateral anchor tenants, Macy’s and JCPenney.
(3)	TTM June 2026 for anchor tenants is shown as $0, as both Dick’s Sporting Goods and Nordstrom only report sales annually.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

32

Retail – Super Regional Mall 4, 17, 47 and 1001 West County Center Drive Des Peres, MO 63131	Collateral Asset Summary – Loan No. 1 West County Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 50.0% 1.68x 14.7%
Sales Performance History(1)(2)
Tenant Name	SF	2023	2024	2025	TTM June 2026	TTM June 2026 PSF / Occ. Cost(3)
Apple	9,980	$50,115,097	$55,590,614	$55,642,904	$58,329,966	$5,845 / 0.9%
Charley’s Philly Steaks	575	$2,157,931	$2,125,025	$2,206,738	$2,197,723	$3,822 / 6.8%
Auntie Anne’s (9118)	300	$1,050,282	$1,149,934	$1,200,991	$1,118,456	$3,728 / 11.0%
Chick-fil-A	867	$2,739,841	$2,544,836	$2,989,446	$2,508,236	$2,893 / 5.2%
LEGO	2,500	$5,654,311	$6,080,854	$6,779,955	$7,361,206	$2,944 / 3.1%
Starbucks Coffee	288	$673,275	$749,456	$808,893	$824,421	$2,863 / 9.8%
Sarku Japan	588	$1,418,953	$1,519,221	$1,616,840	$1,668,709	$2,838 / 13.4%
Auntie Anne’s (9030)	280	$790,132	$888,985	$781,796	$720,329	$2,573 / 12.8%
Sephora	4,197	$8,867,700	$9,989,187	$9,892,586	$10,025,487	$2,389 / 3.3%
Helzbergs Diamonds	1,938	$2,787,704	$3,390,422	$3,775,112	$4,032,691	$2,081 / 5.4%
(1)	Sales provided in underwritten rent roll as of October 1, 2026.
(2)	Sales Performance History is inclusive of top ten tenants by TTM June 2026 PSF.
(3)	Occupancy Cost is calculated based on contractual in-place rent divided by gross sales.

Major Tenants. The three largest tenants based on underwritten base rent at the West County Center Property are Dick’s Sporting Goods, American Eagle Outfitters / Aerie, and Apple.

Dick’s Sporting Goods (81,952 SF, 11.0% of NRA, 6.5% of underwritten base rent): DICK'S Sporting Goods, Inc. (NYSE: DKS) (“Dick’s”) is the largest omni-channel sporting goods retailer in the United States, offering an assortment of sports equipment, apparel, footwear, and accessories. Dick’s operates more than 850 locations nationwide under the DICK'S Sporting Goods, House of Sport, Golf Galaxy, Public Lands, and Going Going Gone! banners. Dick's generated approximately $12.4 billion of revenue in fiscal 2022. Dick’s has been a tenant at the West County Center Property since March 2002 and has a lease expiration on January 31, 2028 with three five-year renewal options remaining and no remaining termination options.

American Eagle Outfitters / Aerie (9,821 SF, 1.3% of NRA, 4.4% of underwritten base rent): The first American Eagle Outfitters (“AEO”) store opened in 1977. AEO operates stores specializing in clothing and accessories in the United States, Canada, and Mexico. Aerie is an intimate apparel and lifestyle sub-brand owned and operated by AEO. AEO / Aerie has been a tenant at the West County Center Property since February 2016 and has a lease expiration on January 31, 2036, with no renewal options remaining. AEO / Aerie may terminate its lease in the event that gross sales for the year ending January 31, 2031 do not exceed $4,929,630.

Apple (9,980 SF, 1.3% of NRA, 2.9% of underwritten base rent): Apple is an American multinational technology company headquartered in Cupertino, California, in Silicon Valley, known for consumer electronics, software and online services. Apple is a top S&P 500 component with a market cap of $4.835 trillion as of November 3, 2026. Apple has been a tenant at the West County Center Property since June 2016 and has a lease expiration on June 30, 2036, with one, five-year renewal option remaining. Apple may terminate its lease for any reason before July 1, 2031, with 270 days’ prior notice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

33

Retail – Super Regional Mall 4, 17, 47 and 1001 West County Center Drive Des Peres, MO 63131	Collateral Asset Summary – Loan No. 1 West County Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 50.0% 1.68x 14.7%

The following table presents certain information relating to the largest tenants at the West County Center Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Renewal Option (Y/N)	Termination Option (Y/N)(3)
Dick’s Sporting Goods	Baa3/BBB/NR	81,952	11.0%	$1,206,333	$14.72	6.5%	1/31/2028	3 x 5 year	N
American Eagle Outfitters / Aerie	NR/NR/NR	9,821	1.3%	819,759	$83.47	4.4%	1/31/2036	N	Y(4)
Apple	Aaa/AA+/NR	9,980	1.3%	536,716	$53.78	2.9%	6/30/2036	1 x 5 year	Y(5)
Barnes & Noble Booksellers	NR/NR/NR	30,000	4.0%	525,000	$17.50	2.8%	1/31/2029	2 x 5 year	N
JD Sports	NR/NR/NR	7,490	1.0%	524,052	$69.97	2.8%	1/31/2032	N	N
Altar’d State and AS Revival	NR/NR/NR	10,533	1.4%	486,624	$46.20	2.6%	7/31/2028	N	N
The Cheesecake Factory	NR/NR/NR	8,240	1.1%	477,920	$58.00	2.6%	1/31/2047	2 x 5 year	Y(6)
Victoria’s Secret / Pink	NR/NR/NR	12,000	1.6%	452,040	$37.67	2.4%	1/31/2036	N	N
H&M	NR/NR/NR	31,529	4.2%	429,320	$13.62	2.3%	1/31/2029	3 x 5 year	N
Capital One Café	Baa1/BBB+/A-	5,028	0.7%	417,562	$83.05	2.3%	9/30/2034	1 x 5 year	N
Major Tenants Subtotal / Wtd. Avg.		206,573	27.6%	$5,875,326	$28.44	31.8%
Remaining Total / Wtd. Avg.		507,139	67.8%	12,629,250	$24.90	68.2%
Occupied Collateral Total / Wtd. Avg.		713,712	95.4%	$18,504,576	$25.93	100.0%
Vacant Space		34,329	4.6%
Collateral Total		748,041	100.0%

(1)	Based on the underwritten rent roll dated as of October 1, 2026, inclusive of contractual rent steps through October 2027.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Termination Option (Y/N) denotes unilateral tenant termination rights. Other tenant termination or contraction rights may exist. See also “Description of the Mortgage Pool--Tenant Issues—Lease Expirations and Terminations” in the Preliminary Prospectus.
(4)	American Eagle Outfitters/Aerie may terminate its lease in the event that gross sales for the period of February 1, 2030 through January 31, 2031 do not exceed $4,929,630.
(5)	Apple may terminate its lease for any reason before July 1, 2031, with at least 270 days’ notice.
(6)	The Cheesecake Factory may terminate its lease in the event that the tenant has not achieved gross sales of at least $7,500,000 during the lease year ending January 31, 2032.

The following table presents certain information relating to the lease rollover schedule at the West County Center Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	11,980	1.6%	1.6%	$0	0.0%	$0.00	6
2027	78,390	10.5%	12.1%	$2,257,457	12.2%	$28.80	29
2028	323,695	43.3%	55.4%	$4,205,827	22.7%	$12.99	23
2029	110,621	14.8%	70.1%	$2,903,671	15.7%	$26.25	18
2030	21,218	2.8%	73.0%	$1,061,317	5.7%	$50.02	8
2031	27,192	3.6%	76.6%	$1,511,022	8.2%	$55.57	8
2032	16,786	2.2%	78.9%	$852,756	4.6%	$50.80	4
2033	21,912	2.9%	81.8%	$462,855	2.5%	$21.12	2
2034	9,225	1.2%	83.0%	$832,975	4.5%	$90.30	4
2035	12,336	1.6%	84.7%	$629,040	3.4%	$50.99	4
2036	40,935	5.5%	90.1%	$2,376,674	12.8%	$58.06	8
2037 & Thereafter	39,422	5.3%	95.4%	$1,410,981	7.6%	$35.79	7
Vacant	34,329	4.6%	100.0%	NAP	NAP	NAP	NAP
Total/Wtd. Avg.	748,041	100.0%	100.0%	$18,504,576	100.0%	$25.93	121
(1)	Based on underwritten rent roll dated as of October 1, 2026 inclusive of contractual rent steps through October 2027. Certain tenants may have termination options that are not considered in the above Lease Rollover Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

34

Retail – Super Regional Mall 4, 17, 47 and 1001 West County Center Drive Des Peres, MO 63131	Collateral Asset Summary – Loan No. 1 West County Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 50.0% 1.68x 14.7%

The following table presents certain information relating to the historical operating performance and underwritten cash flows of the West County Center Property:

Cash Flow Analysis(1)
	2023	2024	2025	TTM 6/30/2026	U/W	U/W Per SF
Base Rent	$14,006,571	$14,846,688	$16,145,228	$16,727,993	$18,827,571	$25.17
Overage / Percentage Rent	2,434,310	2,431,986	2,586,624	2,988,797	2,953,741	$3.95
Kiosks/ Temporary/ Specialty	2,036,594	1,963,237	2,021,420	2,196,065	2,242,075	$3.00
Gross-Up Vacant Rent	0	0	0	0	1,832,584	$2.45
Gross Potential Income	$18,477,474	$19,241,911	$20,753,272	$21,912,854	$25,855,971	$34.56
Total Recoveries	4,688,547	4,573,084	5,199,703	5,311,730	6,351,068	$8.49
Vacancy & Bad Debt	263,943	(202,894)	(67,855)	(159,124)	(1,832,584)	($2.45)
Other Income	497,935	405,335	409,914	425,802	452,434	$0.60
Effective Gross Income	$23,927,899	$24,017,435	$26,295,034	$27,491,263	$30,826,890	$41.21

Real Estate Taxes	$3,159,537	$3,161,837	$3,324,286	$3,013,919	$3,324,286	$4.44
Insurance	194,724	278,373	255,262	263,876	247,233	$0.33
Other Expenses(2)	5,979,919	6,271,832	7,868,268	7,884,316	7,409,767	$9.91
Total Expenses	$9,334,181	$9,712,043	$11,447,816	$11,162,112	$10,981,287	$14.68
Net Operating Income	$14,593,719	$14,305,393	$14,847,219	$16,329,152	$19,845,603	$26.53
Capital Expenditures	0	0	0	0	111,564	$0.15
TI/LC	0	0	0	0	928,136	$1.24
Net Cash Flow	$14,593,719	$14,305,393	$14,847,219	$16,329,152	$18,805,903	$25.14

Occupancy(3)	96.0%	94.5%	94.7%	95.4%	94.4%
NOI Debt Yield(4)	10.8%	10.6%	11.0%	12.1%	14.7%
NCF DSCR(4)	1.30x	1.28x	1.32x	1.46x	1.68x
(1)	Based on underwritten rent roll as of October 1, 2026, inclusive of contractual rent steps through October 2027.
(2)	Other Expenses include utilities, repairs & maintenance, janitorial, management fee, payroll, advertising, security, garage expenses and general & administrative expenses.
(3)	Historical occupancy reflects physical occupancy; TTM 6/30/2026 occupancy was derived from the October 2026 rent roll. U/W occupancy reflects economic occupancy.
(4)	DSCRs and Debt Yields are based on the West County Center Whole Loan.

Appraisal. The appraisal determined an “as-is” appraised value for the West County Center Property of $270,000,000 as of August 23, 2026.

Appraisal Valuation Summary(1)
Property	Appraised Value	Capitalization Rate
West County Center	$270,000,000	7.0%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated September 17, 2026, there were no recognized environmental conditions at the West County Center Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

35

Retail – Super Regional Mall 4, 17, 47 and 1001 West County Center Drive Des Peres, MO 63131	Collateral Asset Summary – Loan No. 1 West County Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 50.0% 1.68x 14.7%

The Market. The West County Center Property is located in the St. Louis metropolitan statistical area (the “St. Louis MSA”) which is located straddling the Missouri-Illinois border along the Mississippi River. According to the appraisal, as of 2024, the St. Louis MSA has a gross metropolitan product of $181.3 billion. Major industries in the St. Louis MSA include healthcare and social work, professional services, educational services and manufacturing. Major employers in the St. Louis MSA include BJC Healthcare (47,000 employees), Washington University in St. Louis (22,136 employees), Boeing Defense, Space & Security (18,000 employees), Walmart Inc. (17,000 employees), and SSM Health (15,681 employees).

According to the appraisal, the 2025 population within a 1-, 3- and 5- mile radius of the West County Center Property was 6,313, 59,426, and 163,680, respectively. The average 2025 household income within the same radii was $275,942, $219,872, and $206,793 respectively.

According to the appraisal, the West County Center Property is located within the West County submarket of the St. Louis MSA. As of the second quarter of 2026, the West County submarket reported a total inventory of approximately 10,821,236 SF, with a 5.2% vacancy rate and average asking rent of $17.49 PSF.

The table below sets forth certain information regarding competitive retail centers:

Competitive Retail Center Summary(1)
Property / Location	Year Built / Renovated or Expanded	Total NRA (SF)	Occupancy	Distance to Subject	Rent PSF	Outparcel Tenants
West County Center Des Peres, MO	2002 / NAP	748,041(2)	95.4%(2)	NAP	$25.93 (2)	Vacant(2)
West 100 Plaza Ballwin, MO	1989 / NAP	12,715	NAV	8.4 miles	$18.00	Blonde Flamingo
Plaza on the Boulevard Saint Louis, MO	2006 / NAP	110,439	NAV	20.9 miles	$14.75	Oak Street Health
14334 Manchester Road Manchester, MO	2006 / NAP	8,114	NAV	4.1 miles	$14.00	Marketplace at the Abbey
Westgate Centre Creve Coeur, MO	1978 / 2016	58,763	NAV	5.8 miles	$20.00	Rajaghani Indian Cuisine
(1)	Information obtained from the appraisal, unless otherwise specified.
(2)	Based on the underwritten rent roll dated as of October 1, 2026.

The Borrower and the Borrower Sponsor. The borrower is West County Mall CMBS, LLC, a Delaware limited liability company and special purpose entity with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the West County Center Whole Loan. The borrower sponsor and non-recourse carveout guarantor is CBL & Associates Limited Partnership (“CBL Properties”). CBL Properties is an American real estate investment trust that invests in shopping centers, primarily in the Southeastern and Midwestern United States. CBL Properties owns and manages a portfolio of 89 properties totaling approximately 55 million SF.

Property Management. The West County Center Property is managed by CBL & Associates Management, Inc., an affiliate of the borrower sponsor and non-recourse carveout guarantor.

Initial and Ongoing Reserves. At origination of the West County Center Whole Loan, the borrower deposited approximately (a) $3,424,014 into a tax reserve and (b) $7,408,150 into an outstanding TI/LC reserve to be used for outstanding tenant improvement allowances owed to certain tenants, landlord work, leasing commissions and gap rent.

Tax Escrows – On each payment date, the borrower is required to deposit into a real estate tax reserve an amount equal to 1/12th of the amount that the lender reasonably estimates will be necessary to pay real estate taxes over the next 12-month period, initially estimated to be approximately $271,287.

Insurance Escrows – On each payment date, the borrower is required to deposit into an insurance reserve an amount equal to 1/12th of the amount that the lender reasonably estimates will be necessary to cover premiums (provided that such reserve will be conditionally waived (i) so long as no event of default under the West County Center Whole Loan documents has occurred and is continuing, and (ii) the borrower has provided evidence that insurance satisfying the requirements set forth in the West County Center Whole Loan documents has been obtained under one or more blanket insurance policies and insurance premiums have been paid in accordance with the requirements of the West County Center Whole Loan documents). At the origination of the West County Center Whole Loan, an acceptable blanket policy was in place such that the monthly reserves were waived.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

36

Retail – Super Regional Mall 4, 17, 47 and 1001 West County Center Drive Des Peres, MO 63131	Collateral Asset Summary – Loan No. 1 West County Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 50.0% 1.68x 14.7%

Replacement Reserves – On each payment date, the borrower is required to deposit approximately (i) $9,297.02 plus (ii) to the extent the borrower fails to timely satisfy the Parking Garage Improvements Condition (as defined below), a monthly amount equal to 1/12th of the difference between (y) $1,000,000.00 and (z) the cumulative amount of capital expenditures and/or operating expenses (in the form of repairs and maintenance) incurred and paid for by the borrower for the preceding calendar year in relation to the parking garages at the West County Center Property, into a replacement reserve account for replacements and repairs required to be made to the West County Center Property during the calendar year.

Rollover Reserves – On each payment date, the borrower is required to deposit approximately, $93,505 into a rollover reserve account for anticipated lease rollover during the term of the West County Center Whole Loan.

Operating Expense Reserves – On each payment date during the continuance of a Trigger Period (as defined below), the borrower is required to deposit an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses to be incurred by the borrower for the then current interest accrual period.

Anchor Reserve Account – Upon the occurrence of an Anchor Trigger Event (as defined below), the borrower has the option, but is not required, to deposit with the lender a cash deposit or deliver to the lender a letter of credit in an aggregate amount equal the applicable Anchor Threshold Amount (as defined below). To the extent such deposit is timely made or letter of credit is timely delivered to the lender, a Trigger Period will not commence as a result of the Anchor Trigger Event and, to the extent such deposit is made or letter of credit is delivered to the lender following the commencement and during the existence of a Trigger Period resulting solely from an Anchor Trigger Event, such Trigger Period will no longer be deemed to exist. If the borrower fails to timely make a deposit or deliver a letter of credit pursuant to the terms above, a Trigger Period will immediately commence. To the extent a Trigger Period occurs as a result of an Anchor Trigger Event, the borrower is required to deposit into the anchor reserve account, all excess cash flow in the cash management account, provided that, to the extent the cash management account has not yet been established as of any payment date following the commencement of the related Trigger Period, the borrower is required to deposit into the anchor reserve account, as of such payment date, all excess cash flow which would otherwise be deposited into the cash management account, as evidenced by the monthly or quarterly operating statements delivered to the lender in accordance with the terms of the West County Center Whole Loan agreement.

Critical Tenant Account – Upon the occurrence of a Critical Tenant Trigger Event (as defined below), the borrower has the option, but is not required, to deposit with the lender a cash deposit or deliver to the lender a letter of credit in an aggregate amount equal the applicable Critical Tenant Threshold Amount (as defined below). To the extent such deposit is timely made or letter of credit is timely delivered to the lender, a Trigger Period will not commence as a result of the Critical Tenant Trigger Event and, to the extent such deposit is made or letter of credit is delivered to the lender following the commencement and during the existence of a Trigger Period resulting solely from a Critical Tenant Trigger Event, such Trigger Period will no longer be deemed to exist. If the borrower fails to timely make a deposit or deliver a letter of credit pursuant to the terms above, a Trigger Period will immediately commence. To the extent a Trigger Period occurs as a result of a Critical Tenant Trigger Event, the borrower is required to deposit into the critical tenant reserve account, all excess cash flow in the cash management account, provided that, to the extent the cash management account has not yet been established as of any payment date following the commencement of the related Trigger Period, the borrower is required to deposit into the critical tenant reserve account, as of such payment date, all excess cash flow which would otherwise be deposited into the cash management account, as evidenced by the monthly or quarterly operating statements delivered to the lender in accordance with the terms of the West County Center Whole Loan agreement.

An "Anchor" means: (i) Macy’s which is currently occupying an Anchor Space (as defined below) in the area immediately adjacent to the West County Center Property and (ii) any successor occupant which takes occupancy of all or at least 51% of an Anchor Space.

An "Anchor Space" means the premises occupied by a current or future Anchor.

"Anchor Threshold Amount" means an amount equal to $40.00 times the cumulative square footage of the Anchor Space when subject to an ongoing Anchor Trigger Event.

An “Anchor Trigger Event” means the date that an Anchor goes dark, discontinues its operations or business or vacates its Anchor Space (other than in connection with a remodeling or as a result of a casualty event and there is otherwise not any credible evidence that such Anchor intends to permanently cease its operations, go dark or vacate).

A "Critical Tenant" means any of the following: (i) Dick’s Sporting Goods, (ii) Nordstrom and (iii) any successor occupant which takes occupancy of all or at least 51% of a Critical Tenant Space (as defined below) pursuant to a Critical Tenant Lease (as defined below).

“Critical Tenant Disbursement Conditions” mean the satisfaction of the following conditions: (a) as it relates to a Critical Tenant Bankruptcy Trigger Event (as defined below), the occurrence of any of the following: (1) any bankruptcy case is dismissed, the Critical Tenant and its lease guarantor is no longer deemed legally insolvent and any general assignment for the benefit of creditors is legally withdrawn without, in any case, any negative impact on the applicable Critical Tenant Lease and the Critical Tenant thereunder is paying normal monthly rent and is otherwise in compliance with the terms of its Critical Tenant Lease and having provided an updated estoppel

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

37

Retail – Super Regional Mall 4, 17, 47 and 1001 West County Center Drive Des Peres, MO 63131	Collateral Asset Summary – Loan No. 1 West County Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 50.0% 1.68x 14.7%

certificate acceptable to the lender, (2) the applicable Critical Tenant will have assumed its Critical Tenant Lease during the bankruptcy proceeding, is paying normal monthly rent and is otherwise in compliance with the terms of thereof and having provided an updated estoppel certificate acceptable to the lender or (3) such Critical Tenant Lease will be terminated and the Re-leasing Condition (as defined below) is satisfied; (b) as it relates to a Critical Tenant Non-Renewal Trigger Event (as defined below), either (1) such Critical Tenant enters a renewal or extension of its Critical Tenant Lease pursuant to the existing terms contained therein and such Critical Tenant being in occupancy of the greater of (i) 75% or more of its Critical Tenant Space or (ii) the portion of its Critical Tenant Space necessary to satisfy any co-tenancy requirements set forth in other leases at the West County Center Property, paying full monthly rent, being open for business and having provided an updated estoppel certificate satisfactory to the lender or (2) such Critical Tenant Lease will be terminated and the Re-leasing Condition is satisfied; (c) as it relates to a Critical Tenant Vacating Trigger Event (as defined below), either (1) the lender is provided with evidence reasonably satisfactory to the lender that the applicable Critical Tenant has recommenced its business and operations in the greater of (i) 75% or more of its Critical Tenant Space or (ii) the portion of its Critical Tenant Space necessary to satisfy any co-tenancy requirements set forth in other leases at the West County Center Property, is paying full monthly rent, and has provided an updated estoppel certificate satisfactory to the lender or (2) such Critical Tenant Lease will be terminated and the Re-leasing Condition is satisfied; and (d) as it relates to a Critical Tenant Default Trigger Event (as defined below), either (1) such event of default has been cured, as determined in the reasonable discretion of the lender, or (2) the applicable Critical Tenant Lease will be terminated and the Re-leasing Condition is satisfied.

A “Critical Tenant Lease” means (a) the existing lease with any of the following tenants: (i) Dick's Sporting Goods and (ii) Nordstrom and (b) any future lease for at least 51% of the leased premises occupied by any of the tenants referenced in clause (a).

A "Critical Tenant Space" means the leased premises occupied by a current or future Critical Tenant pursuant to its Critical Tenant Lease.

"Critical Tenant Threshold Amount" means an amount equal to $50.00 times the square footage of the applicable Critical Tenant Space which is subject to an ongoing Critical Tenant Trigger Event.

A “Critical Tenant Trigger Event” means the occurrence of any of the following: (w) the date which is the earliest of (i) the filing of a bankruptcy petition by any Critical Tenant or the guarantor under its Critical Tenant Lease under the bankruptcy code, (ii) 60 days following an involuntary filing of a bankruptcy petition against any Critical Tenant or the guarantor under its Critical Tenant Lease under the bankruptcy code if such filing has not otherwise been dismissed or (iii) any such Critical Tenant or guarantor is deemed legally insolvent or otherwise makes a general assignment for the benefit of creditors (the Critical Tenant Trigger Event described in this clause (w) being sometimes referred to as a "Critical Tenant Bankruptcy Trigger Event"); (x) if any Critical Tenant has not given notice to renew its Critical Tenant Lease as of the date that is the earlier of (a) the date required pursuant to its Critical Tenant Lease or (b) six months prior to the expiration of its Critical Tenant Lease (the Critical Tenant Trigger Event described in this clause (x) being sometimes hereinafter referred to as a "Critical Tenant Non-Renewal Trigger Event"); (y) the date that any Critical Tenant either (i) gives notice or there is otherwise written evidence (including from publicly available information) of an intent to terminate its Critical Tenant Lease or vacate in 25% or more of its Critical Tenant Space or (ii) goes dark, discontinues its operations or business or vacates in the greater of (a) 75% or more of its Critical Tenant Space, or (b) such portion of its Critical Tenant Space necessary to satisfy any co-tenancy requirements for other leases at the West County Center Property, excluding, in any case, any temporary discontinuance of its business (A) for a period not to exceed 30 consecutive days and not more than 90 days in any 12-month period so long as the Critical Tenant is otherwise in compliance with the terms of its Critical Tenant Lease, and (B) caused solely by casualty, condemnation, renovations or alterations undertaking pursuant to the terms of its Critical Tenant Lease or force majeure delays and which discontinuance does not extend for a period in excess of 90 consecutive days (the Critical Tenant Trigger Event described in this clause (y) being sometimes referred to as a "Critical Tenant Vacating Trigger Event"); or (z) the occurrence of a monetary or material non-monetary event of default by the borrower, as landlord, or a Critical Tenant under any Critical Tenant Lease beyond any applicable cure or grace period (the Critical Tenant Trigger Event described in this clause (z) being sometimes referred to as a "Critical Tenant Default Trigger Event").

"Parking Garage Improvements Condition" means the borrower’s delivery of written evidence reasonably satisfactory to the lender by January 31 of each calendar year (beginning in 2028) that the borrower has, for the immediately preceding calendar year, incurred and paid at least $1,000,000 in capital expenditures and/or operating expenses (in the form of repairs and maintenance costs) in relation to the parking garage structures located at the West County Center Property.

A "Re-leasing Condition" means the borrower enters one or more approved substitute leases for any Critical Tenant Space which is subject to a Critical Tenant Trigger Event which collectively are for at least 75% of such Critical Tenant Space and which approved substitute leases collectively satisfy any co-tenancy requirements contained in other leases at the West County Center Property.

A “Trigger Period” means a period of time (A) commencing upon the earliest of (i) the occurrence of an event of default, (ii) the debt yield being less than 11% for two consecutive calendar quarters (each, a “Debt Yield Trigger Event”) and the failure of the borrower to timely make a cash deposit into the excess cash reserve account or deliver a letter of credit to the lender pursuant to the terms of the West County Center Whole Loan documents, (iii) the occurrence of an Anchor Trigger Event and the failure of the borrower to timely make a cash deposit into the anchor reserve account or deliver a letter of credit to the lender pursuant to the terms of the West County

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

38

Retail – Super Regional Mall 4, 17, 47 and 1001 West County Center Drive Des Peres, MO 63131	Collateral Asset Summary – Loan No. 1 West County Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 50.0% 1.68x 14.7%

Center Whole Loan documents, or (iv) the occurrence of a Critical Tenant Trigger Event and the borrower has not timely made the cash deposit into the critical tenant reserve account or delivered a letter of credit to the lender, in each case, pursuant to the terms of the West County Center Whole Loan documents; and (B) expiring upon (w) with regard to any Trigger Period commenced in connection with clause (A) (i) above, the cure (if applicable) of such event of default, (x) with regard to any Trigger Period commenced in connection with clause (A) (ii) above, the earlier of (a) the date the West County Center Property achieves a debt yield of at least 11% for two consecutive calendar quarters or (b) an appropriate deposit of cash is made to the excess cash flow reserve account or a letter of credit is deposited with the lender pursuant to the terms of the West County Center Whole Loan documents, (y) with regard to any Trigger Period commenced in connection with clause (A) (iii) above, the earlier of (a) any Anchor Spaces which were subject to an Anchor Trigger Event are occupied by one or more replacement occupants or tenants who are operating in the Anchor Space or (b) the cumulative amount of funds deposited into the anchor reserve account or the face amount of any letter of credit deposited with the lender is equal to the applicable Anchor Threshold Amount or (z) with regard to any Trigger Period commenced in connection with clause (A)(iv) above, the earlier to occur of the following: (a) the satisfaction of the applicable Critical Tenant Disbursement Conditions or (b) the cumulative amount of funds deposited into the critical tenant account reserve or the face amount of any letter of credit deposited with the lender is equal to the Critical Tenant Threshold Amount. Notwithstanding the foregoing, a Trigger Period will not be deemed to expire in the event that a Trigger Period then exists for any other reason.

Lockbox / Cash Management. The West County Center Whole Loan is structured with a hard lockbox and springing cash management. The borrower is required to deposit all gross income, forfeited security deposits and other revenues from the West County Center Whole Loan into a lender-controlled lockbox account within two business days of receipt, and to direct all tenants to make direct rent deposits into the lockbox account. As long as a Trigger Period is not in effect, all funds in the lockbox account are required to be distributed to the borrower in accordance with the lockbox agreement. During the continuance of a Trigger Period, all funds in the lockbox will be transferred on a daily basis to a lender-controlled cash management account to be disbursed in accordance with the West County Center Whole Loan documents, with any excess funds required to be deposited in either (i) the anchor reserve account during a Trigger Period caused by an Anchor Trigger Event and held as additional security for so long as the Trigger Period continues, provided that the borrower may obtain disbursements from the anchor reserve account for the payment of tenant improvements and leasing commissions for either (y) a new lease (or lease extension) for any leased premises for which any co-tenancy requirements are no longer satisfied as a result of the related Anchor Trigger Event or (z) a new lease for any premises previously occupied by an Anchor which has been acquired and added as collateral for the West County Center Whole Loan as described below, (ii) the critical tenant reserve account during a Trigger Period caused by an Critical Tenant Trigger Event and held as additional security for so long as the Trigger Period continues, provided that the borrower may obtain disbursements from the critical tenant reserve account for the payment of tenant improvements and leasing commissions for either a new lease (or lease extension) entered into in accordance with the West County Center Whole Loan documents for a portion of the Critical Tenant Space or (iii) an excess cash flow reserve account controlled by the lender during a Trigger Period caused by any event other than an Anchor Trigger Event or Critical Tenant Trigger Event and held as additional security.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Subordinate Indebtedness. None permitted.

Release of Collateral. The West County Center Whole Loan documents permit the borrower to obtain a release of an approximately 1.543-acre non-income producing portion of the West County Center Property that contains a vacant commercial building in connection with a transfer to third parties or affiliates of the borrower without the payment of a release price, provided that, among other conditions, the borrower satisfies customary REMIC requirements.

Ground Lease. None.

Additional Property. The borrower may acquire (the "Acquisition") the non-collateral real property and related improvements occupied by (i) Macy’s, (ii) a future Anchor, and/or (ii) JCPenney (which is currently occupying and operating in a space in an area immediately adjacent to the West County Center Property but which is not considered an Anchor Space) and the appurtenant interests therein (in each case, the "Additional Property"), and such Additional Property will be added as collateral of the West County Center Whole Loan and subject to the related lien, provided that certain conditions precedent are satisfied, including: (a) the applicable Anchor or JCPenney, as applicable, has vacated its leased premises on a permanent basis, and there is no credible evidence of a replacement party planning to take occupancy of such Additional Property; (b) the Acquisition is required to be completed on a date that is not within the period commencing 30 days prior to and terminating 30 days after the closing date of this securitization; (c) the lender has obtained a rating agency confirmation with respect to the Acquisition; (d) the lender has received acceptable third party reports with respect to the Additional Property as reasonably required by the lender; and (e) the lender has received a REMIC opinion.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

39

Office – Suburban 6555 Excellence Way and 6500 & 6600 Chase Oaks Boulevard Plano, TX 75023	Collateral Asset Summary – Loan No. 2 Legacy Central	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 63.7% 1.42x 12.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

40

Office – Suburban 6555 Excellence Way and 6500 & 6600 Chase Oaks Boulevard Plano, TX 75023	Collateral Asset Summary – Loan No. 2 Legacy Central	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 63.7% 1.42x 12.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

41

Office – Suburban 6555 Excellence Way and 6500 & 6600 Chase Oaks Boulevard Plano, TX 75023	Collateral Asset Summary – Loan No. 2 Legacy Central	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 63.7% 1.42x 12.4%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office – Suburban
Borrower Sponsor(s):	Atlantic Regent Holdings, LLC	Collateral:	Fee
Borrower(s):	AR LC 1-3, LLC	Location:	Plano, TX
Original Balance(1):	$68,000,000	Year Built / Renovated:	1985 / 2018-2021
Cut-off Date Balance(1):	$68,000,000	Property Management:	Regent PM Services TX, LLC
% by Initial UPB:	9.95%	Size:	706,395 SF
Interest Rate:	7.96800%	Appraised Value / Per SF:	$219,700,000 / $311
Note Date:	September 30, 2026	Appraisal Date:	August 7, 2026
Original Term:	60 months	Occupancy:	97.2% (as of October 1, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	95.7%
Original Amortization:	NAP	Underwritten NOI:	$17,362,722
Interest Only Period:	60 months	Underwritten NCF:	$16,056,510
First Payment Date:	November 6, 2026
Maturity Date:	October 6, 2031	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$16,207,976 (TTM June 30, 2026)
Additional Debt Balance(1):	$72,000,000	2025 NOI:	$16,622,056
Call Protection(2):	L(25),D(28),O(7)	2024 NOI:	$17,395,545
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$16,427,026

Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$198
Taxes:	$0	$240,908	NAP	Maturity Date Loan / SF:	$198
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	63.7%
Replacement Reserves:	$0	$11,773	NAP	Maturity Date LTV:	63.7%
TI / LC:	$0	$117,733	NAP	UW NOI DY:	12.4%
Spec TI / LC Reserve:	$2,700,000	$0	NAP	UW NCF DSCR:	1.42x
Unfunded Obligations Reserve:	$1,491,175	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan:(1)	$140,000,000	100.0%	Loan Payoff:	$133,908,560	95.6%
			Upfront Reserves:	4,191,175	3.0
			Closing Costs:	1,824,213	1.3
			Repatriation of Equity:	76,052	0.1
Total Sources	$140,000,000	100.0%	Total Uses	$140,000,000	100.0%
(1)	The Legacy Central Mortgage Loan (as defined below) is part of the Legacy Central Whole Loan (as defined below), which is comprised of four pari passu promissory notes with an aggregate original principal balance of $140,000,000. The Financial Information in the chart above is based on the Legacy Central Whole Loan. See “—The Loan” below.
(2)	Defeasance of the Legacy Central Whole Loan is permitted at any time on and after the first payment date after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) September 30, 2029. The assumed defeasance lockout period of 25 payments is based on the anticipated closing date of the Benchmark 2026-V25 securitization trust in November 2026. The actual defeasance lockout period may be longer.
(3)	See “—Initial and Ongoing Reserves” below for further discussion of reserve information.

The Loan. The second largest mortgage loan (the “Legacy Central Mortgage Loan”) is part of a whole loan (the “Legacy Central Whole Loan”) which is comprised of four pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $140,000,000. The Legacy Central Whole Loan is secured by the borrower’s fee simple interest in a 706,395 SF office building located in Plano, Texas (the “Legacy Central Property”). The Legacy Central Whole Loan was originated on September 30, 2026, by Goldman Sachs Bank USA (“GSBI”), an affiliate of the loan seller. The Legacy Central Mortgage Loan is evidenced by the controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $68,000,000. The Legacy Central Whole Loan has a five-year term, is interest-only for the full term and accrues interest at a rate of 7.96800% per annum on an Actual/360 basis. The scheduled maturity date of the Legacy Central Whole Loan is October 6, 2031.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

42

Office – Suburban 6555 Excellence Way and 6500 & 6600 Chase Oaks Boulevard Plano, TX 75023	Collateral Asset Summary – Loan No. 2 Legacy Central	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 63.7% 1.42x 12.4%

The table below identifies the promissory notes that comprise the Legacy Central Whole Loan. The relationship between the holders of the Legacy Central Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Legacy Central Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2026-V25 securitization trust. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$68,000,000	$68,000,000	Benchmark 2026-V25	Yes
A-2(1)	$40,000,000	$40,000,000	GSBI	No
A-3(1)	$25,000,000	$25,000,000	GSBI	No
A-4(1)	$7,000,000	$7,000,000	GSBI	No
Total	$140,000,000	$140,000,000
(1)	Expected to be contributed to one or more future securitizations.

The Property. The Legacy Central Property is a three building 706,395 SF, Class A, office complex located in Plano, Texas. The buildings were built in 1985 and renovated from 2018 through 2021. The Legacy Central Property is located in the Legacy Central Campus (“Legacy Central Campus”) with an agreement in place for shared access to shared amenities such as Wi-Fi-enabled courtyards, jogging and bike trails, a 25,000-square-foot fitness and wellness center, and a 400-seat dining facility. As of October 1, 2026, the Legacy Central Property was 97.2% occupied. There are two additional buildings within the Legacy Central Campus which are not a part of the collateral for the Legacy Central Whole Loan.

Top Tenants. The three largest tenants based on underwritten base rent are Freddie Mac, Samsung, and Ribbon Communications Inc.

Freddie Mac (153,679 SF, 21.8% of net rentable area, 22.6% of UW base rent, Aa1/AA+/AA+ (Moody’s / S&P / Fitch)). Freddie Mac is a government sponsored enterprise under the conservatorship of the Federal Housing and Finance Agency and is headquartered in McLean, Virginia. The enterprise operates in the secondary mortgage market and buys mortgage loans to then securitize for sale to investors. Freddie Mac occupies 153,679 SF across two office suites at the Legacy Central Property under a lease expiring January 31, 2035, with two five-year renewal options and two termination options exercisable on January 31, 2030 for 89,473 SF and January 31, 2031 for the remaining 64,206 SF.

Samsung (147,219 SF, 20.8% of net rentable area, 20.6% of UW base rent, Aa2/AA-/AA- (Moody’s / S&P / Fitch)). Samsung was founded in 1969 in Suwon-Si, South Korea and is an international electronics conglomerate. The company operates under two divisions, Device Experience focusing on visual displays and digital appliances and Device Solutions which targets memory and semiconductors. Samsung had over $220 billion in revenue in 2025. Samsung will relocate its U.S. headquarters to Plano, moving from New Jersey. Samsung occupies 147,219 SF across three office suites at the Legacy Central Property and has a lease expiration date of January 31, 2030, with two five-year renewal options, also exercisable as a single ten-year renewal option. Samsung executed a lease for an additional 52,983 SF, the lease will terminate 10 years and 10 months after the commencement date, which is not yet determinable as the space is currently being built out for the tenant and contains one option to renew for seven years. The tenant has no termination options.

Ribbon Communications Inc (107,762 SF, 15.3% of net rentable area, 17.2% of UW base rent). Ribbon Communications Inc is a global communications and network solutions provider that serves service providers, enterprises, and critical infrastructure. The company was created through a merger of Sonus and GENBAND in 2017. Since the merger Ribbon Communications has continued to make acquisitions within the industry. Ribbon Communications Inc has 3,100 employees across 61 offices and had $845 million in revenue in 2025. Ribbon Communications Inc occupies one suite of 107,762 SF at the Legacy Central Property and has a lease expiration date of September 30, 2032, with two five-year renewal options and a termination option effective on September 30, 2027.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

43

Office – Suburban 6555 Excellence Way and 6500 & 6600 Chase Oaks Boulevard Plano, TX 75023	Collateral Asset Summary – Loan No. 2 Legacy Central	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 63.7% 1.42x 12.4%

The following table presents certain information relating to the top tenants at the Legacy Central Property based on underwritten base rent:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Lease Expiration	Renewal Option	Termination Option (Y/N)(3)
Major Tenants-Office
Freddie Mac	Aa1 / AA+ / AA+	153,679	21.8%	$4,029,621	$26.22	22.6%	1/31/2035	2 x 5 Year	Y(4)
Samsung	Aa2 / AA- / AA-	147,219	20.8%	$3,680,475	$25.00	20.6%	1/31/2030	2 x 5 Year(5)	N
Ribbon Communications Inc	NR / NR / NR	107,762	15.3%	$3,063,387	$28.43	17.2%	9/30/2032	2 x 5 Year	Y(6)
Peloton Interactive, Inc.	NR / NR / NR	103,759	14.7%	$2,593,975	$25.00	14.5%	1/31/2029	2 x 5 Year	N
RGN Plano III dba Spaces	NR / NR / NR	48,171	6.8%	$1,276,532	$26.50	7.1%	8/31/2034	2 x 7 Year	Y(8)
Nokia of America Corporation	Ba1 / BBB- / BBB-	43,647	6.2%	$1,163,193	$26.65	6.5%	6/30/2034	1 x 5 Year	N
Lion RE:Sources, Inc	NR / NR / NR	28,926	4.1%	$809,928	$28.00	4.5%	9/30/2027	1 x 5 Year	N
Cheil USA Inc.	NR / NR / NR	28,839	4.1%	$720,975	$25.00	4.0%	12/31/2032	2 x 5 Year(7)	N
Roland Technology Group	NR / NR / NR	22,716	3.2%	$522,468	$23.00	2.9%	4/30/2028	1 x 5 Year	N
Top 9 Tenants		684,718	96.9%	$17,860,553	$26.08	100.0%
Transwestern Mgmt Office		1,481	0.2%	NAP	NAP	NAP	12/31/2028
Security Office		284	0.0%	NAP	NAP	NAP	12/31/2028
Total Occupied		686,483	97.2%	$17,860,553	$26.08	100.0%
Vacant		19,912	2.8%
Total		706,395	100.0%
(1)	Based on the underwritten rent roll dated October 1, 2026, including contractual rent steps through October 1, 2027.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Termination Option (Y/N) denotes unilateral tenant termination rights. Other tenant termination or contraction rights may exist. See also “Description of the Mortgage Pool--Tenant Issues—Lease Expirations and Terminations” in the Preliminary Prospectus.
(4)	Freddie Mac may terminate its lease with respect to all or a portion of its leased premises effective as of January 31, 2030 for 89,473 SF and January 31, 2031 for the remaining 64,206 SF.
(5)	In lieu of the two, five-year extension options, Samsung may also exercise a single ten-year extension option.
(6)	Ribbon Communications Inc may terminate its lease effective September 30, 2027.
(7)	In lieu of the two, five-year extension options, Cheil USA Inc. may also exercise a single ten-year extension option.
(8)	RGN Plano III dba Spaces may terminate its lease effective August 31,2028.

The following table presents certain information relating to the lease rollover schedule at the Legacy Central Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM & 2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	28,926	4.1%	4.1%	$809,928	4.5%	$28.00	1
2028	24,481	3.5%	7.6%	$522,468	2.9%	$23.00(2)	1(3)
2029	103,759	14.7%	22.2%	$2,593,975	14.5%	$25.00	1
2030	147,219	20.8%	43.1%	$3,680,475	20.6%	$25.00	1
2031	0	0.0%	43.1%	$0	0.0%	$0.00	0
2032	136,601	19.3%	62.4%	$3,784,362	21.2%	$27.70	2
2033	0	0.0%	62.4%	$0	0.0%	$0.00	0
2034	91,818	13.0%	75.4%	$2,439,724	13.7%	$26.57	2
2035	153,679	21.8%	97.2%	$4,029,621	22.6%	$26.22	1
2036 & Thereafter	0	0.0%	97.2%	$0	0.0%	$0.00	0
Vacant	19,912	2.8%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	706,395	100.0%		$17,860,553	100.0%	$26.08(2)	9
(1)	Based on the underwritten rent roll dated October 1, 2026, including contractual rent steps through October 1, 2027.
(2)	Excludes the square footage occupied by the Security Office and Transwestern Management Office.
(3)	Excludes Security Office and Transwestern Management Office.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

44

Office – Suburban 6555 Excellence Way and 6500 & 6600 Chase Oaks Boulevard Plano, TX 75023	Collateral Asset Summary – Loan No. 2 Legacy Central	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 63.7% 1.42x 12.4%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Legacy Central Property:

Cash Flow Analysis
	2023	2024	2025	TTM 6/30/2026	UW	UW PSF
Base Rent(1)	$16,612,953	$17,085,574	$16,751,918	$16,792,676	$17,860,553	$25.28
Rent Step(2)	0	0	0	0	223,113	$0.32
Other Rental Revenue	3,409	7,200	7,200	7,200	7,200	$0.01
Gross Potential Rent	$16,616,362	$17,092,774	$16,759,118	$16,799,876	$18,090,866	$25.61
Total Reimbursements(3)	$7,437,053	$8,411,128	$7,565,608	$7,589,875	$8,535,609	$12.08
Market Revenue from Vacant Units	0	0	0	0	753,260	$1.07
Net Rental Income	$24,053,415	$25,503,902	$24,324,726	$24,389,751	$27,379,736	$38.76
Other Income(4)	$86,306	$77,822	$80,792	$84,792	$77,760	$0.11
(Vacancy & Credit Loss)(5)	0	0	0	0	(1,181,424)	($1.67)
Effective Gross Income	$24,139,721	$25,581,724	$24,405,518	$24,474,543	$26,276,072	$37.20

Real Estate Taxes(6)	$3,214,210	$3,204,219	$2,874,124	$3,123,022	$3,289,293	$4.66
Insurance	119,560	130,261	132,206	135,235	98,260	$0.14
Management Fee	574,272	596,610	661,551	705,896	788,282	$1.12
Other Expenses(7)	3,804,654	4,255,089	4,115,581	4,302,414	4,737,515	$6.71
Total Expenses	$7,712,695	$8,186,179	$7,783,462	$8,266,567	$8,913,350	$12.62

Net Operating Income	$16,427,026	$17,395,545	$16,622,056	$16,207,976	$17,362,722	$24.58
Replacement Reserves	0	0	0	0	141,279	$0.20
TI/LC	0	0	0	0	1,164,933	$1.65
Net Cash Flow	$16,427,026	$17,395,545	$16,622,056	$16,207,976	$16,056,510	$22.73

Occupancy %	99.3%	99.3%	95.5%	97.2%(8)	95.7%(8)
NCF DSCR(9)	1.45x	1.54x	1.47x	1.43x	1.42x
NOI Debt Yield(9)	11.7%	12.4%	11.9%	11.6%	12.4%
(1)	Base Rent based on underwritten rent roll dated October 1, 2026, with rent steps through October 1, 2027.
(2)	Rent Step based on a straight-line average of credit tenant rent steps over the Legacy Central Whole Loan term.
(3)	Actual CAM calculations based on the 2026 Budget expenses, adjusted for actual insurance premiums.
(4)	Other Income includes parking income and other revenue.
(5)	Vacancy & Credit Loss include vacancy loss, concessions, and bad debt.
(6)	Based on 2026 Borrower Sponsor Budget.
(7)	Other Expenses includes utilities, repairs and maintenance, janitorial, and general and administrative direct.
(8)	June 30, 2026 TTM Occupancy % based on historical financials and underwritten based on the October 1, 2026 rent roll. Underwritten Occupancy % represents economic occupancy.
(9)	DSCRs and Debt Yields are based on the Legacy Central Whole Loan.

Appraisal. According to the appraisal, the Legacy Central Property had an “as-is” appraised value of $219,700,000, as of August 7, 2026.

Legacy Central Appraised Value(1)
Property	Value	Capitalization Rate
Legacy Central	$219,700,000	7.75%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental site assessment report dated August 12, 2026, there was no evidence of any recognized environmental conditions at the Legacy Central Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

45

Office – Suburban 6555 Excellence Way and 6500 & 6600 Chase Oaks Boulevard Plano, TX 75023	Collateral Asset Summary – Loan No. 2 Legacy Central	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 63.7% 1.42x 12.4%

The Market. The Legacy Central Property is located at 6555 Excellence Way and 6500 & 6600 Chase Oaks Boulevard in Plano, Texas. According to the appraisal, the Legacy Central Property surrounding area is viewed as suburban with commercial and residential uses. The immediate area around the subject can be described as primarily commercial.

According to the appraisal, the Legacy Central Property is located in the northern area of the Plano, Texas market. The property is surrounded by large concentration of commercial activity and is provided easy access by US Highway 75 and McKinney National Airport. Plano’s main employers include AT&T, The Kroger Co. and Methodist Health System.

According to the appraisal, the 2024 population within a 1-, 3-, and 5-mile radius of the Legacy Central Property was 11,941, 113,083, and 319,384, respectively. Average household income within the same radii was $95,075, $130,373, and $150,297, respectively. As of the second quarter of 2026, the Plano submarket reported a total office inventory of 9,925,735 square feet with average asking rents of $28.12 per square foot. Several buildings within the Class A segment reported 100% occupancy in the submarket.

The table below presents certain information relating to office leases comparable to those at the Legacy Central Property identified by the appraisal:

Comparable Office Leases(1)
Property Name/Location	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (years)	Annual Rent PSF
Legacy Central Plano, TX	1985 / 2018-2021	706,395(2)	Nokia of America Corporation	10,259(2)	Jul-26(2)	8.0(2)	$26.65(2)
Assembly Park Plano, TX	2023 / NAP	180,000	Unspecified	30,811	Aug-26	Negotiable	$26.00
Parkway Centre IV Plano, TX	2006 / 2021	153,238	Undisclosed	5,423	Aug-25	5.0	$23.50
International Business Park Plano, TX	2008 / NAP	183,255	Pilot Flying J	12,162	April-25	3.0	$24.00
One Legacy Circle Plano, TX	2008 / NAP	214,110	Cadence McShane Construction	16,242	Jan-25	10.0	$29.00
Granite Park Four Plano, TX	2014 / NAP	306,340	Logan Finance	26,419	Jan-25	1.9	$24.00
Legacy Town Center I Plano, TX	2001 / 2022	156,757	Helen of Troy	13,711	Sep-24	10.8	$29.00
(1)	Source: Appraisal unless otherwise noted.
(2)	Information derived from underwritten rent roll dated October 1, 2026, inclusive of rent steps through October 1, 2027.

The Borrower and the Borrower Sponsor. The borrower is AR LC 1-3, LLC, a Delaware limited liability company and single purpose entity with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Legacy Central Whole Loan.

The borrower sponsor is Atlantic Regent Holdings, LLC, an affiliate of Regent Properties. Samuel L. Kraus and Eric R. L. Fleiss provided a joint and several guaranty of the non-recourse carve-out obligations. Regent Properties was founded in 1989 and specializes in real estate investing, development, and operation. The firm has 7 offices and more than 70 employees across the United States. Since inception, Regent Properties has owned, sponsored, or operated over $4 billion in assets.

Property Management. The Legacy Central Property is currently managed by Regent PM Services TX, LLC, a Delaware limited liability company, affiliated with the borrower sponsor.

Initial and Ongoing Reserves. At origination of the Legacy Central Whole Loan, the borrower deposited (i) approximately $1,491,175 into an unfunded obligations reserve for tenant allowances, leasing commissions, gap rent and free rent and (ii) $2,700,000 into a spec TI/LC reserve account.

Tax Reserve – On each monthly payment date, the borrower is required to fund 1/12th of the projected annual taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be $240,908).

Insurance Reserve – On each monthly payment date, the borrower is required to fund 1/12th of the insurance premiums that the lender reasonably estimates will be payable over the next-ensuing 12-month period. The required deposit is waived to the extent a blanket policy is in place, provided no event of default is continuing. At the origination of the Legacy Central Whole Loan, an acceptable blanket policy was in place.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

46

Office – Suburban 6555 Excellence Way and 6500 & 6600 Chase Oaks Boulevard Plano, TX 75023	Collateral Asset Summary – Loan No. 2 Legacy Central	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 63.7% 1.42x 12.4%

Replacement Reserves – On each monthly payment date, the borrower is required to fund a capital expenditure reserve in the amount of approximately $11,773.

TI/LC Reserve – On each monthly payment date, the borrower is required to fund a TI/LC reserve in the amount of approximately $117,733.

A “Spec TI/LC Reserve Period” means the period that commences on September 30, 2026 and concludes on the date on which the reserve account for all specific TI/LC deposits contains an amount equal to the Spec TI/LC Reserve Amount (as defined below).

The “Spec TI/LC Reserve Amount” means an amount equal to the greater of (i) $5,000,000 and (ii) the aggregate amount of any and all unpaid tenant allowances, leasing commissions, free rent and gap rent, in each case, pursuant to one or more leases that were entered into after September 30, 2026 with respect to the space demised as of September 30, 2026 by Tata in the amount of 17,599 rentable square feet and Peloton in the amount of 52,983 rentable square feet (the “Samsung Unfunded Obligations”).

Lockbox / Cash Management. The Legacy Central Whole Loan is structured with a hard lockbox and springing cash management. At origination, the borrower was required to deliver a tenant direction letter directing each tenant to directly deposit all rents into a lender-controlled lockbox account. In addition, the borrower is required to cause all cash revenues relating to the Legacy Central Property and all other money actually received by the borrower or the property manager with respect to the Legacy Central Property (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account (to the extent that a Trigger Period (as defined below) then exists) by the end of the second business day of receipt thereof. On each business day that no Trigger Period, or event of default under the Legacy Central Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day that a Trigger Period or an event of default under the Legacy Central Whole Loan is continuing, all funds in the lockbox account are required to be swept into the lender-controlled cash management account.

During the continuance of a Trigger Period or an event of default (to the extent lender so elects in its sole discretion, during the continuance of an event of default until the loan has been accelerated) under the Legacy Central Whole Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves (including, if a Trigger Period is in effect solely as a result of the Spec TI/LC Reserve Period, into the Spec TI/LC Reserve Account for the Samsung Unfunded Obligations until such time as the amount contained therein is equal to the Spec TI/LC Reserve Amount) and budgeted operating expenses, including any distributions necessary for the borrower or any direct or indirect owner thereof that is a “real estate investment trust” to (i) maintain its status as a “real estate investment trust,” (ii) avoid payment of any U.S. federal or state income tax, and to avoid the imposition of the excise tax under Section 4981 of the Internal Revenue Code of 1986, or (c) pay any accrued return on preferred equity issued to meet the 125 shareholder requirements of Sections 859 through 860 of the Internal Revenue Code of 1986, are required to be deposited into an excess cash flow reserve account as additional collateral for the Legacy Central Whole Loan.

A “Trigger Period” means each period beginning (a) when the debt yield as of the end of any fiscal quarter, based on the related net operating income, falls below 11.25% as of the end of such fiscal quarter and ending when the debt yield exceeds 11.25% as of the end of one fiscal quarter thereafter (provided that if no event of default is continuing, the borrower has the right to avoid the commencement or terminate the continuance of a Trigger Period caused by this clause (a) by delivering to the lender, as additional collateral for the Legacy Central Whole Loan, cash or a letter of credit, in each case, in the manner set forth in the Legacy Central Whole Loan documents), (b) upon the occurrence of a Specified Tenant Event (as defined below) and ending upon the expiration of such Specified Tenant Event and/or (c) the Spec TI/LC Reserve Period is in effect and ending upon the expiration of such Spec TI/LC Reserve Period.

A “Specified Tenant Event” means (a) there is an event of default by the borrower under a lease with a Specified Tenant (as defined below) beyond any applicable grace or cure period and ending when the borrower cures such event of default and the Specified Tenant has accepted such cure such that the related lease remains in full force and effect, (b) a Specified Tenant files bankruptcy or is adjudged bankrupt or insolvent and ending when (i) such proceeding is dismissed, (ii) the Specified Tenant assumes its lease during such proceeding and is paying current rent, or (iii) any or all of the space demised to the Specified Tenant has been relet pursuant to executed leases in accordance with the Legacy Central Whole Loan documents and the debt yield is greater than 11.25%, (c) there is an early termination, cancellation or surrender by a Specified Tenant or delivery of valid notice of termination, cancellation or surrender by a Specified Tenant pursuant to the terms of its lease, in each of the foregoing cases, such that such lease will terminate in the succeeding 12-month period and ending when (i) any or all of the space demised to the Specified Tenant has been relet pursuant to executed leases in accordance with the Legacy Central Whole Loan documents and the debt yield is greater than 11.25%, or (ii) the termination, cancellation or surrender is withdrawn in writing by the Specified Tenant, (d) a Specified Tenant “goes dark,” vacates or ceases to occupy the applicable demised space or discontinues its operations, in each of the foregoing cases, with respect to more than 50% of its demised space for more than 120 consecutive days or 180 days in any 12-month period (in each of the foregoing cases, excluding temporary vacancies for the purposes of repair, restoration (or in connection with a casualty or condemnation) or permitted alterations under the lease (or installation of equipment)), or force majeure) and ending when (i) any or all of the space demised to the Specified Tenant has been relet pursuant to executed leases in accordance with the Legacy Central Whole Loan documents and the debt yield is greater than 11.25%, or (ii) the Specified Tenant recommences operating out of more than 50% of its demised space or (e) a Specified Tenant fails to

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

47

Office – Suburban 6555 Excellence Way and 6500 & 6600 Chase Oaks Boulevard Plano, TX 75023	Collateral Asset Summary – Loan No. 2 Legacy Central	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 63.7% 1.42x 12.4%

exercise a renewal option or does not otherwise renew 12-months prior to its lease expiration, in each case such that such lease will terminate in the succeeding 12 months and ending when any or all of the space demised to the Specified Tenant has been relet pursuant to executed leases in accordance with the Legacy Central Whole Loan documents and the debt yield is greater than 11.25%. For the avoidance of doubt, any space that is subleased is not be considered in occupancy or operation for the purposes of this definition.

“Specified Tenant” means each of Freddie Mac, Samsung and Ribbon Communications.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

48

Office – Suburban 451 7th Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.6% 1.36x 10.9%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

49

Office – Suburban 451 7th Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.6% 1.36x 10.9%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

50

Office – Suburban 451 7th Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.6% 1.36x 10.9%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office - Suburban
Borrower Sponsor(s):	James D. Rivard, Dee J. Mcgonigle, III, Trevor L. Ashenbrener and Ryan B. Leong	Collateral:	Fee
Borrower(s):	SRMKIID, LLC	Location:	Kirkland, WA
Original Balance(1):	$50,000,000	Year Built / Renovated:	2016 / NAP
Cut-off Date Balance(1):	$50,000,000	Property Management:	SRM Development, LLC
% by Initial UPB:	7.3%	Size:	180,844 SF
Interest Rate:	7.81000%	Appraised Value / Per SF(5):	$121,000,000 / $669
Note Date:	October 29, 2026	Appraisal Date:	October 7, 2026
Original Term:	60 months	Occupancy:	100.0% (as of November 6, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$8,104,674
Interest Only Period:	60 months	Underwritten NCF:	$8,002,244
First Payment Date:	December 6, 2026
Maturity Date:	November 6, 2031	Historical NOI
Additional Debt Type(1)(2):	Pari Passu	Most Recent NOI:	$7,962,678 (TTM August 31, 2026)
Additional Debt Balance(1):	$24,500,000	2025 NOI:	$8,021,715
Call Protection(3):	L(24),D(29),O(7)	2024 NOI:	$7,712,621
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$7,516,186

Reserves(4)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$412
Taxes:	$56,546	$56,546	NAP	Maturity Date Loan / SF:	$412
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	61.6%
Replacement Reserves:	$0	$0	NAP	Maturity Date LTV:	61.6%
TI / LC:	$0	$7,535	NAP	UW NOI DY:	10.9%
				UW NCF DSCR:	1.36x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan:(1)	$74,500,000	100.0%	Loan Payoff:	$72,729,764	97.6%
			Closing Costs:	1,569,362	2.1
			Sponsor Equity:	144,328	0.2
			Upfront Reserves:	56,546	0.1
Total Sources	$74,500,000	100.0%	Total Uses	$74,500,000	100.0%
(1)	The Google Campus Phase II Mortgage Loan (as defined below) is part of the Google Campus Phase II Whole Loan (as defined below) evidenced by three pari passu promissory notes with an aggregate original principal balance of $74,500,000. The Financial Information in the chart above is based on the Google Campus Phase II Whole Loan.
(2)	See “Permitted Future Mezzanine or Secured Subordinate Indebtedness” below.
(3)	Defeasance of the Google Campus Phase II Whole Loan is permitted at any time after the earlier to occur of (a) the two-year period commencing with the “startup day” of the REMIC trust established in connection with the last securitization involving any portion of the Google Campus Phase II Whole Loan and (b) October 29, 2029. The assumed defeasance lockout period of 24 payments is based on the expected Benchmark 2026-V25 securitization trust closing date in November 2026. The actual defeasance lockout period may be longer.
(4)	See “Initial and Ongoing Reserves” below.
(5)	The appraisal also determined a “go dark” valuation scenario, assuming the Google Campus Phase II Property (as defined below) is vacant, of $51,600,000.

The Loan. The third largest mortgage loan (the “Google Campus Phase II Mortgage Loan”) is part of a whole loan (the “Google Campus Phase II Whole Loan”) evidenced by three pari passu promissory notes with an aggregate outstanding balance of $74,500,000 secured by the borrower’s fee interest in a 180,844 square foot office property located in Kirkland, Washington (the “Google Campus Phase II Property”). The Google Campus Phase II Mortgage Loan is evidenced by the controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $50,000,000. The Google Campus Phase II Whole Loan was originated on October 29, 2026 by CREFI and accrues interest at a fixed rate of 7.81000% per annum, on an Actual/360 basis. The Google Campus Phase II Whole Loan has an initial term of five years and is interest-only for the full term. The scheduled maturity date of the Google Campus Phase II Whole Loan is November 6, 2031.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

51

Office – Suburban 451 7th Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.6% 1.36x 10.9%

The table below identifies the promissory notes that comprise the Google Campus Phase II Whole Loan. The relationship between the holders of the Google Campus Phase II Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Google Campus Phase II Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2026-V25 securitization trust. See “Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$50,000,000	$50,000,000	Benchmark 2026-V25	Yes
A-2(1)	$15,000,000	$15,000,000	CREFI	No
A-3(1)	$9,500,000	$9,500,000	CREFI	No
Whole Loan	$74,500,000	$74,500,000
(1)	Expected to be contributed to one or more future securitizations.

The Property. The Google Campus Phase II Property is a two-story, 180,844 square foot, Class A office property located in Kirkland, Washington, approximately 11.1 miles northeast of downtown Seattle. The Google Campus Phase II Property was completed in 2016 as a build-to-suit facility for Google LLC (f/k/a Google Inc.) (“Google”) and is LEED Gold-certified. The Google Campus Phase II Property is situated on a 4.78-acre site and features 695 parking spaces, resulting in a parking ratio of 3.84 spaces per 1,000 square feet. The Google Campus Phase II Property is physically connected to the non-collateral Google Campus Phases I (195,000 square feet) and III (135,000 square feet) and forms part of Google's broader Sixth Street Kirkland Campus (Phases I, II and III), all of which is leased to Google and owned by entities controlled by the borrower sponsors. Campus amenities include a rooftop garden, fitness center, cafeteria, micro-kitchens, conference facilities, and outdoor recreational space.

As of November 6, 2026, the Google Campus Phase II Property was 100.0% leased and occupied by Google. Google has occupied the Google Campus Phase II Property since it was built and has a current lease term through November 2037.

Sole Tenant. The Google Campus Phase II Property is 100.0% leased to Google.

Google (180,844 square feet; 100.0% of net rentable area; 100.0% of underwritten rent). Google is a global technology company and a subsidiary of Alphabet Inc., providing internet search, cloud computing, digital advertising, software, hardware, artificial intelligence, and other technology services. The Google Campus Phase II Property serves as part of Google's broader Sixth Street Kirkland Campus in Kirkland, Washington. Google has been a tenant at the Google Campus Phase II Property since it was built and has a current lease term through November 2037 with three, five-year renewal options and the right to contract or terminate all or a portion (but not less than half of one floor) of its space effective February 1, 2032 (shortly after the maturity date of the Google Campus Phase II Whole Loan in November 2031) upon at least 12 months' prior written notice. Google’s exercise right is subject to payment of a contraction fee equal to unamortized leasing commissions attributable to the surrendered space, plus nine months of scheduled base rent and estimated operating expenses and taxes attributable to the surrendered space following the contraction date. Google has a future free rent period from February through October 2032, shortly after the maturity date of the Google Campus Phase II Whole Loan in November 2031. Google has a right of first refusal to purchase the Google Campus Phase II Property prior to the borrower entering into a binding purchase and sale agreement for the Google Campus Phase II Property or marketing the Google Campus Phase II Property for sale.

The following table presents certain information relating to the major tenants at the Google Campus Phase II Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Portfolio Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Portfolio U/W Base Rent	Lease Expiration	Term. Option (Y/N)(3)	Renewal Option
Google	Aa2 / AA+ / NR	180,844	100.0%	$8,696,439	$48.09	100.0%	11/30/2037	Y(4)	3 x 5 yrs
Total Major Tenants		180,844	100.0%	$8,696,439	$48.09	100.0%
Vacant		0	0.0%
Total		180,844	100.0%
(1)	Based on the underwritten rent roll dated November 6, 2026 and inclusive of $383,040 of straight line rent steps.
(2)	Ratings are those of the parent company, however, the parent company does not guarantee the lease.
(3)	Term. Option (Y/N) denotes unilateral tenant termination rights. Other tenant termination or contraction rights may exist. See also “Description of the Mortgage Pool--Tenant Issues—Lease Expirations and Terminations” in the Preliminary Prospectus.
(4)	Google has the right to contract and terminate all or a portion (but not less than half of one floor) of its space effective February 1, 2032 upon at least 12 months' prior written notice. The tenant's exercise right is subject to payment of a contraction fee equal to unamortized leasing commissions attributable to the surrendered space, plus nine months of scheduled base rent and estimated operating expenses and taxes attributable to the surrendered space following the contraction date.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

52

Office – Suburban 451 7th Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.6% 1.36x 10.9%

The following table presents certain information relating to the lease rollover schedule at the Google Campus Phase II Property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032	0	0.0%	0.0%	$0	0.0%	$0.00	0
2033	0	0.0%	0.0%	$0	0.0%	$0.00	0
2034	0	0.0%	0.0%	$0	0.0%	$0.00	0
2035	0	0.0%	0.0%	$0	0.0%	$0.00	0
2036 & Beyond	180,844	100.0%	100.0%	$8,696,439	100.0%	$48.09	1
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	180,844	100.0%		$8,696,439	100.0%	$48.09	1
(1)	Based on the underwritten rent roll dated November 6, 2026, and inclusive of $383,040 of straight line rent steps.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

53

Office – Suburban 451 7th Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.6% 1.36x 10.9%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the Google Campus Phase II Property:

Cash Flow Analysis(1)
	2023	2024	2025	TTM 8/31/2026	U/W	U/W Per SF
Base Rent	$7,703,395	$7,895,986	$8,097,861	$8,077,065	$8,313,399	$45.97
Contractual Rent Steps(2)	0	0	0	0	383,040	$2.12
Potential Income from Vacant Space	0	0	0	0	0	$0.00
Gross Potential Rent	$7,703,395	$7,895,986	$8,097,861	$8,077,065	$8,696,439	$48.09
Reimbursements	3,253,764	3,270,048	3,380,160	3,429,142	3,326,812	$18.40
Total Gross Potential Income	$10,957,159	$11,166,034	$11,478,021	$11,506,207	$12,023,251	$66.48
Other Income(3)	8,521	11,091	9,349	9,398	9,398	$0.05
(Vacancy / Credit Loss)	0	0	0	0	(601,163)	($3.32)
Effective Gross Income	$10,965,680	$11,177,125	$11,487,370	$11,515,605	$11,431,487	$63.21

Management Fee	$328,970	$335,314	$344,621	$345,468	$342,945	$1.90
Real Estate Taxes	804,139	881,216	616,820	636,772	646,245	$3.57
Insurance	293,796	332,510	315,536	304,226	71,162	$0.39
CAM Expenses	1,430,130	1,314,454	1,486,613	1,482,257	1,482,257	$8.20
Utilities	592,459	601,010	702,065	784,204	784,204	$4.34
Total Expenses	$3,449,494	$3,464,504	$3,465,655	$3,552,927	$3,326,812	$18.40

Net Operating Income	$7,516,186	$7,712,621	$8,021,715	$7,962,678	$8,104,674	$44.82
Replacement Reserves	0	0	0	0	12,008	$0.07
Normalized TI/LC	0	0	0	0	90,422	$0.50
Net Cash Flow	$7,516,186	$7,712,621	$8,021,715	$7,962,678	$8,002,244	$44.25

Occupancy (%)	100.0%	100.0%	100.0%	100.0%	95.0%(4)
NCF DSCR(5)	1.27x	1.31x	1.36x	1.35x	1.36x
NOI Debt Yield(5)	10.1%	10.4%	10.8%	10.7%	10.9%
(1)	Based on the underwritten rent roll dated as of November 6, 2026.
(2)	Represents straight line rent increases through the term of the Google Campus Phase II Whole Loan.
(3)	Other Income includes HVAC after-hours charges.
(4)	Represents Economic Occupancy.
(5)	Metrics are based on the Google Campus Phase II Whole Loan.

Appraisal. The Google Campus Phase II Property had an “as-is” appraised value of $121,000,000 as of October 7, 2026. The appraisal also determined a “go dark” valuation scenario as of October 7, 2026, assuming the Google Campus Phase II Property is vacant, of $51,600,000.

Google Campus Phase II Appraised Value(1)
Property	Value	Capitalization Rate
Google Campus Phase II	$121,000,000	6.75%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated October 12, 2026, there was no evidence of any recognized environmental conditions at the Google Campus Phase II Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

54

Office – Suburban 451 7th Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.6% 1.36x 10.9%

The Market. The Google Campus Phase II Property is located at 451 7th Avenue South in Kirkland, Washington, adjacent to Lake Washington and approximately 11.1 miles northeast of downtown Seattle. According to the appraisal, the City of Kirkland benefits from its proximity to major employment centers, with major employers including Amazon, The Boeing Company, and Microsoft Corporation, among others. The Google Campus Phase II Property also benefits from access to Interstate 405 and State Route 520, which provide connectivity throughout the greater Seattle metropolitan area.

According to a third-party market research report, the Google Campus Phase II Property is located in the Kirkland office submarket of the Seattle metropolitan area. As of October 29, 2026, the Kirkland office submarket had a total inventory of 5,382,409 square feet, an overall vacancy rate of 7.3%, and market asking rent of $46.61 per square foot, with Class A asking rent of $57.58 per square foot.

According to the appraisal, the 2025 population within a one-, three- and five-mile radius of the Google Campus Phase II Property was 17,176, 89,410, and 326,026, respectively. The 2025 average household income within the same radii was $235,082, $257,613, and $244,179, respectively.

The following table presents certain information relating to comparable office leases for the Google Campus Phase II Property:

Comparable Office Rental Summary(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Yrs)	Base Rent (PSF)
Google Campus Phase II	-	2016 / NAP	Google(2)	180,844 SF(2)	Aug-15(2)	22.3(2)	$45.97(2)
451 7th Avenue South
Kirkland, WA
Kirkland Ascent	0.3 mi	2024 / NAP	Alpha School 98033	13,496 SF	Aug-26	5.5	$46.00
620 5th Avenue South
Kirkland, WA
Lakeview Plaza - Phase III	0.3 mi	2022 / NAP	Google	136,678 SF	Jul-22	15.0	$52.83
423 6th Street South
Kirkland, WA
Continental Plaza	0.6 mi	1990 / 2007	Boop	2,310 SF	Sep-25	3.3	$38.00
550 Kirkland Way
Kirkland, WA
Emerald Building	0.6 mi	1995 / NAP	McMillen	3,916 SF	Oct-26	5.3	$45.00
520 Kirkland Way
Kirkland, WA
3000 Carillon Point	1.5 mi	1991 / NAP	Servicenow	77,716 SF	Sep-26	5.0	$43.65
3000 Carillon Point
Kirkland, WA
Plaza Yarrow Bay	2.4 mi	1987 / NAP	Suttell & Hammer	27,191 SF	Dec-25	8.7	$36.00
10210-10230 NE Points Drive
Kirkland, WA
The Spring District - Block 5	4.0 mi	2023 / NAP	Facebook	333,908 SF	Oct-23	15.0	$52.50
1615 123rd Avenue NE
Bellevue, WA
Spring District Block 6	4.1 mi	2022 / NAP	Facebook	327,153 SF	Mar-23	15.0	$51.50
1227 124th Avenue NE
Bellevue, WA
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated November 6, 2026. Base Rent (PSF) is exclusive of rent steps.

The Borrower and the Borrower Sponsors. The borrower is SRMKIID, LLC, a Delaware limited liability company and special purpose entity with a one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Google Campus Phase II Whole Loan.

The non-recourse carveout guarantors and borrower sponsors are James D. Rivard, Dee J. Mcgonigle, III, Trevor L. Ashenbrener and Ryan B. Leong, all of whom are managing principals of SRM Development. SRM Development is a privately held real estate development, construction, and investment firm headquartered in Spokane, Washington. SRM Development’s construction platform has delivered more than six million square feet of projects, including over 5,000 residential units and 750,000 square feet of commercial space.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

55

Office – Suburban 451 7th Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.6% 1.36x 10.9%

Property Management. The Google Campus Phase II Property is managed by SRM Development, LLC, a borrower affiliated property management company.

Initial and Ongoing Reserves. At origination of the Google Campus Phase II Whole Loan, the borrower deposited approximately $56,546 into a real estate tax reserve.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $56,546).

Insurance Reserve – At the option of the lender, if the liability or casualty policy maintained by the borrower is not an approved blanket or umbrella policy, or if the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount that will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies. As of the origination date, an approved blanket policy was in effect.

TI/LC Reserve – On each monthly payment date, the borrower is required to deposit approximately $7,535 into a leasing reserve for future tenant improvements and leasing commissions.

Lease Termination Reserve – The borrower is required to deposit into a lease termination reserve, within three business days of receipt, any termination fee paid by Google under its lease, to be used for tenant improvements and leasing commissions in connection with replacement leases of the terminated space.

Lockbox / Cash Management. The Google Campus Phase II Whole Loan is structured with a hard lockbox and springing cash management. At origination, the borrower was required to establish a lender-controlled lockbox account, and to deliver a direction letter to the sole tenant at the Google Campus Phase II Property directing it to pay rent and other sums due to the lockbox account. The borrower is required to immediately deposit (or cause the property manager to deposit) all revenue derived from the Google Campus Phase II Property and received by the borrower or property manager into the lender-controlled lockbox account. All funds deposited into the lockbox account are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists and the lender elects, in its sole and absolute discretion, to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Google Campus Phase II Whole Loan documents. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Google Campus Phase II Whole Loan documents are required to the extent that a Trigger Period exists, be held by the lender in an excess cash flow reserve account as additional collateral for the Google Campus Phase II Whole Loan Upon the cure of all Trigger Periods, provided no event of default is continuing, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Google Campus Phase II Whole Loan documents, the lender may apply funds to the Google Campus Phase II Whole Loan in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio for the Google Campus Phase II Whole Loan being less than 1.15x, (iii) the occurrence of a Specified Tenant Trigger Period, and (iv) the existence of mezzanine debt; and (B) expiring upon, with regard to any Trigger Period commenced in connection with (x) clause (i) above, the cure (if applicable) of such event of default, (y) clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters, and (z) clause (iii) above, a Specified Tenant Trigger Period ceasing to exist.

“Specified Tenant” means, as applicable, (i) Google, together with any successor and/or assigns thereof in accordance with the terms of the Google Campus Phase II Whole Loan documents, and (ii) any guarantor(s) of the applicable related Specified Tenant lease(s).

“Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant being in default under the applicable Specified Tenant lease, (ii) a Specified Tenant failing to be in actual, physical possession of the Specified Tenant space or applicable portion thereof, (iii) Specified Tenant failing to be open for business during customary hours and/or “going dark” in the Specified Tenant space, or applicable portion thereof, (iv) Specified Tenant giving notice that it is terminating all or any portion of its lease of the Specified Tenant space or applicable portion thereof, (v) any termination or cancellation of any Specified Tenant lease, including, without limitation, rejection in any bankruptcy or similar insolvency proceeding, and/or any Specified Tenant lease failing to otherwise be in full force and effect, (vi) any bankruptcy or similar insolvency of a Specified Tenant, (vii) Specified Tenant failing to extend or renew the applicable Specified Tenant lease, for a term of 5 years, on or prior to the date that is 24 months prior to the maturity date of the Google Campus Phase II Whole Loan, and (viii) Specified Tenant ceasing to maintain a long-term unsecured debt rating of at least “AA-” from S&P and an equivalent rating from each of the other rating agencies which rate such entity (the “Credit Rating Trigger”), and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender of (1) the satisfaction of the applicable Specified Tenant Cure Conditions (as defined below) or (2) the borrower leasing the entire Specified Tenant space, or applicable portion thereof, pursuant to one or more leases in accordance with the terms and conditions of the Google Campus Phase II Whole Loan documents, the applicable tenant(s) under such lease(s) being in actual, physical occupancy of the space demised under its

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

56

Office – Suburban 451 7th Avenue South Kirkland, WA 98033	Collateral Asset Summary – Loan No. 3 Google Campus Phase II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 61.6% 1.36x 10.9%

lease, all contingencies to effectiveness of each such lease have expired or been satisfied, each such lease has commenced and a rent commencement date has been established (without possibility of delay).

“Specified Tenant Cure Conditions” means each of the following, as applicable, the applicable Specified Tenant (i) has cured all defaults under the applicable Specified Tenant lease, (ii) is in actual, physical possession of the Specified Tenant space, or applicable portion thereof, and open for business during customary hours and not “dark” in the Specified Tenant space, or applicable portion thereof, (iii) has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect, (iv) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew the applicable Specified Tenant lease, the applicable Specified Tenant has renewed or extended the applicable Specified Tenant lease in accordance with the terms thereof for five years, (v) with respect to any bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or Specified Tenant lease, is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to final, non-appealable order of a court of competent jurisdiction, (vi) is paying full, unabated rent under the applicable Specified Tenant lease, and (vii) in the event the Specified Tenant Trigger Period is due to a Credit Rating Trigger, the applicable Specified Tenant with respect to which such Credit Rating Trigger occurred, then maintains (and has maintained for at least two consecutive calendar quarters) a long-term unsecured debt rating of at least “AA+” from S&P and an equivalent rating from each of the other rating agencies which rate such entity.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Permitted, subject to the satisfaction of certain conditions, including (i) the lender’s receipt of at least 30 days’ prior written notice, (ii) the security for the mezzanine debt consisting only of a pledge of all ownership interests in the borrower, (iii) a debt yield on the Google Campus Phase II Whole Loan of not less than 10.75% as of the date the lender receives such notice, (iv) a loan-to-value ratio on the Google Campus Phase II Whole Loan of not greater than 65% as of the date the lender receives such notice, (v) as of the date the mezzanine debt is incurred, a combined debt service coverage ratio on the Google Campus Phase II Whole Loan and the mezzanine loan of not less than 1.40x, a combined loan-to-value ratio on the Google Campus Phase II Whole Loan and the mezzanine loan of not greater than 65% and a combined debt yield on the Google Campus Phase II Whole Loan and the mezzanine loan of not less than 10.75%, (vi) the mezzanine lender being acceptable to the lender and entering into an intercreditor agreement in form and substance reasonably acceptable to the lender and any applicable rating agency, (vii) receipt of a rating agency confirmation, and (viii) the borrower executing such documentation as the lender requires to institute hard cash management and providing such other documents or customary opinions as reasonably requested by the lender.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

57

Hospitality – Limited Service 181 3rd Avenue Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 4 Fairfield Inn & Suites Brooklyn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 54.0% 1.72x 15.1%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

58

Hospitality – Limited Service 181 3rd Avenue Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 4 Fairfield Inn & Suites Brooklyn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 54.0% 1.72x 15.1%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

59

Hospitality – Limited Service 181 3rd Avenue Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 4 Fairfield Inn & Suites Brooklyn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 54.0% 1.72x 15.1%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality - Limited Service
Borrower Sponsor(s):	Marc Jay Freud	Collateral:	Fee
Borrower(s):	Freud Third Avenue Properties, LLC	Location:	Brooklyn, NY
Original Balance:	$30,000,000	Year Built / Renovated:	2011 / 2022-2023
Cut-off Date Balance:	$30,000,000	Property Management:	Troutbrook Company LLC
% by Initial UPB:	4.4%	Size:	133 Rooms
Interest Rate:	7.89000%	Appraised Value / Per Room(3):	$55,600,000 / $418,045
Note Date:	October 6, 2026	Appraisal Date(3):	September 1, 2027
Original Term:	60 months	Occupancy:	87.9% (as of August 31, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	87.9%
Original Amortization:	NAP	Underwritten NOI:	$4,534,982
Interest Only Period:	60 months	Underwritten NCF:	$4,132,182
First Payment Date:	November 6, 2026
Maturity Date:	October 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$4,979,932 (TTM August 31, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$4,930,403
Call Protection:	L(25),D(28),O(7)	2024 NOI:	$4,346,675
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$4,428,168

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$225,564
Taxes:	$114,021	$22,804	NAP	Maturity Date Loan / Room:	$225,564
Insurance:	$0	Springing	NAP	Cut-off Date LTV(3):	54.0%
FF&E:	$0	$16,783	NAP	Maturity Date LTV(3):	54.0%
Deferred Maintenance:	$3,750	$0	NAP	UW NOI DY:	15.1%
Other(2):	$3,575,000	$0	NAP	UW NCF DSCR:	1.72x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan:	$30,000,000	100.0%	Loan Payoff:	$23,232,912	77.4%
			Upfront Reserves:	3,692,771	12.3
			Borrower Sponsor Equity:	2,548,451	8.5
			Closing Costs:	525,866	1.8
Total Sources	$30,000,000	100.0%	Total Uses	$30,000,000	100.0%
(1)	See “Initial and Ongoing Reserves” below.
(2)	Other Reserves are comprised of a PIP (as defined below) reserve, having an initial deposit of $3,575,000 (the “PIP Reserve”). See “Initial and Ongoing Reserves” below.
(3)	The Appraised Value is the “Prospective when Complete” value as of September 1, 2027, which assumes that the required PIP at the Fairfield Inn & Suites Brooklyn Property (as defined below) is completed. Based on the “As Is” appraised value of $50,700,000 as of August 19, 2026, the Cut-off Date LTV and Maturity Date LTV would each be 59.2%, and the Appraised Value / Per Room would be $381,203.

The Loan. The fourth largest mortgage loan (the “Fairfield Inn & Suites Brooklyn Mortgage Loan”) is secured by the borrower’s fee interest in a 133-room, limited-service hotel located in the Gowanus neighborhood of Brooklyn, New York (the “Fairfield Inn & Suites Brooklyn Property”). The Fairfield Inn & Suites Brooklyn Mortgage Loan was originated on October 6, 2026 by CREFI. The Fairfield Inn & Suites Brooklyn Mortgage Loan has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 7.89000% per annum on an Actual/360 basis. The scheduled maturity date of the Fairfield Inn & Suites Brooklyn Mortgage Loan is October 6, 2031.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

60

Hospitality – Limited Service 181 3rd Avenue Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 4 Fairfield Inn & Suites Brooklyn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 54.0% 1.72x 15.1%

The Property. The Fairfield Inn & Suites Brooklyn Property is a 12-story, 133-room, limited-service hotel located in the Gowanus neighborhood of Brooklyn, New York. The Fairfield Inn & Suites Brooklyn Property was constructed in 2011, and was most recently renovated from 2022 to 2023. The Fairfield Inn & Suites Brooklyn Property benefits from proximity to nearby attractions including the Barclays Center, Brooklyn Academy of Music, Atlantic Terminal, Prospect Park, and dining and entertainment venues located throughout the Gowanus, Park Slope and Downtown Brooklyn neighborhoods.

The Fairfield Inn & Suites Brooklyn Property contains 102 king guestrooms, 28 double/double guestrooms and three one-bedroom suites. Amenities at the Fairfield Inn & Suites Brooklyn Property include a fitness center, business center, meeting room, market pantry, rooftop terrace and complimentary breakfast area. The Fairfield Inn & Suites Brooklyn Property also contains approximately 450 square feet of meeting space and on-site parking.

The Fairfield Inn & Suites Brooklyn Property is subject to a franchise agreement with Marriott International, Inc., which was amended in connection with the Fairfield Inn & Suites Brooklyn Mortgage Loan to extend the franchise term from July 12, 2031 to July 12, 2051, subject to completion of a brand-mandated property improvement plan (“PIP”) by September 1, 2029 and certain other customary conditions. The planned PIP includes upgrades to guestrooms, bathrooms, corridors, the lobby, meeting room, breakfast area and fitness center, as well as various exterior, site and building system improvements.

The following table presents certain information relating to the estimated demand analysis as of 2025 with respect to the Fairfield Inn & Suites Brooklyn Property based on market segmentation, as provided by the appraisal:

Demand Segmentation(1)
Property	Rooms	Leisure	Commercial	Group
Fairfield Inn & Suites Brooklyn	133	55.0%	35.0%	10.0%
(1)	Source: Appraisal.

The following table presents certain information relating to the current and historical Occupancy, ADR and RevPAR at the Fairfield Inn & Suites Brooklyn Property and its competitors:

Occupancy, ADR, RevPAR(1)
	Fairfield Inn & Suites Brooklyn(2)			Competitive Set(3)			Penetration Factor(4)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2022	81.4%	$173.94	$141.55	79.7%	$186.08	$148.29	102.1%	93.5%	95.5%
2023	82.4%	$203.05	$167.41	82.7%	$215.53	$178.19	99.7%	94.2%	93.9%
2024	84.7%	$205.16	$173.85	87.4%	$222.12	$194.09	96.9%	92.4%	89.6%
2025	88.5%	$217.81	$192.81	84.8%	$218.82	$185.64	104.3%	99.5%	103.9%
TTM 8/31/2026	87.9%	$227.71	$200.18	87.7%	$224.03	$196.50	100.2%	101.6%	101.9%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Fairfield Inn & Suites Brooklyn Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Fairfield Inn & Suites Brooklyn Property are based on the underwritten cash flow.
(3)	Occupancy, ADR and RevPAR for the competitive set are based on data provided by a third-party hospitality research report. The competitive set consists of: Aloft by Marriott New York Brooklyn, The Tillary Hotel Brooklyn, TownePlace Suites New York Brooklyn, Comfort Inn Prospect Park-Brooklyn and EVEN Hotels Brooklyn.
(4)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

61

Hospitality – Limited Service 181 3rd Avenue Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 4 Fairfield Inn & Suites Brooklyn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 54.0% 1.72x 15.1%

The following table presents certain information relating to the historical operating performance and underwritten net cash flows of the Fairfield Inn & Suites Brooklyn Property:

Cash Flow Analysis
	2022	2023	2024	2025	TTM 8/31/2026	UW	UW Per Room(1)
Occupancy (%)	81.4%	82.4%	84.7%	88.5%	87.9%	87.9%
ADR	$173.94	$203.05	$205.16	$217.81	$227.71	$227.71
RevPAR	$141.55	$167.41	$173.85	$192.81	$200.18	$200.18

Rooms Revenue	$6,814,856	$8,126,978	$8,462,614	$9,359,910	$9,717,606	$9,717,606	$73,065
Other Revenue(2)	503,315	497,381	466,598	528,664	501,193	352,385	$2,650
Total Revenue	$7,318,171	$8,624,359	$8,929,212	$9,888,574	$10,218,799	$10,069,991	$75,714

Rooms Expense	$1,463,977	$1,647,271	$1,716,923	$1,834,703	$1,946,611	$1,946,611	$14,636
Other Departmental Expenses(3)	52,058	72,595	54,577	77,876	77,543	77,543	$583
Departmental Expenses	$1,516,035	$1,719,866	$1,771,500	$1,912,579	$2,024,154	$2,024,154	$15,219

Departmental Profit	$5,802,136	$6,904,494	$7,157,712	$7,975,995	$8,194,645	$8,045,837	$60,495

Marketing & Franchise Fee	$755,925	$746,244	$1,006,010	$1,072,783	$1,094,574	$1,084,448	$8,154
Administrative & General	615,012	638,780	624,259	655,541	690,066	690,066	$5,188
Operations & Maintenance	440,675	443,900	503,707	474,193	485,794	485,794	$3,653
Management Fee	109,878	129,284	133,958	150,989	155,934	302,100	$2,271
Heat, Power & Light	211,501	255,581	265,522	294,758	326,297	326,297	$2,453
Info & Telecommunication	73,944	74,455	89,695	84,884	100,588	100,588	$756
Total Undistributed Expenses	$2,206,935	$2,288,244	$2,623,150	$2,733,148	$2,853,253	$2,989,293	$22,476

Real Estate Taxes(4)	$49,904	$49,904	$49,904	$195,820	$268,008	$441,494	$3,320
Property Insurance	107,801	138,178	137,983	116,624	93,452	80,068	$602
Net Operating Income	$3,437,496	$4,428,168	$4,346,675	$4,930,403	$4,979,932	$4,534,982	$34,098

FF&E	$292,727	$344,974	$357,168	$395,543	$408,752	$402,800	$3,029
Net Cash Flow	$3,144,769	$4,083,194	$3,989,507	$4,534,860	$4,571,180	$4,132,182	$31,069

NCF DSCR	1.31x	1.70x	1.66x	1.89x	1.90x	1.72x
NOI Debt Yield	11.5%	14.8%	14.5%	16.4%	16.6%	15.1%
(1)	Per Room values are based on 133 rooms.
(2)	Other Revenue consists of parking income, collections from market pantry sales, occasional room rental revenue, occasional food and beverage revenue, guest laundry sales, and other minor items.
(3)	Other Departmental Expenses include costs of market pantry sales, occasional room rental revenue, occasional food and beverage revenue, and other minor items.
(4)	The Fairfield Inn & Suites Brooklyn Property benefits from a tax abatement under the New York City Industrial and Commercial Exemption Program (“ICIP”). The ICIP abatement began in the 2012/2013 tax year and expires following the 2036/2037 tax year. For the first 16 years (through the 2027/2028 tax year), the Fairfield Inn & Suites Brooklyn Property is 100% exempt from any increases in assessed value resulting from the construction of the hotel. Thereafter the abatement is phased out by 10% per annum. The appraisal estimates the unabated taxes for the 2026/2027 tax year to be $1,021,146 and the abated taxes to be $197,133. The Fairfield Inn & Suites Brooklyn Mortgage Loan was underwritten based on the five-year average of the abated taxes.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

62

Hospitality – Limited Service 181 3rd Avenue Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 4 Fairfield Inn & Suites Brooklyn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 54.0% 1.72x 15.1%

Appraisal. The appraisal concluded to a “Prospective when Complete” value for the Fairfield Inn & Suites Brooklyn Property of $55,600,000 as of September 1, 2027. The appraisal also concluded to an “As Is” value of $50,700,000 as of August 19, 2026.

Fairfield Inn & Suites Brooklyn Appraised Value(1)
	As-Is Value	Capitalization Rate
As-Is Value	$50,700,000(2)	6.3%
Prospective when Complete Value	$55,600,000(3)	6.0%
(1)	Source: Appraisal.
(2)	Represents the “As Is” value as of August 19, 2026.
(3)	Represents the “Prospective when Complete” value as of September 1, 2027, which assumes that the required PIP at the Fairfield Inn & Suites Brooklyn Property is completed.

Environmental. According to the Phase I environmental assessment dated August 28, 2026, there was a recognized environmental condition at the Fairfield Inn & Suites Brooklyn Property related to site soil and groundwater impacts associated with historical fill materials and operations at surrounding properties. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The Fairfield Inn & Suites Brooklyn Property is located at 181 3rd Avenue in the Gowanus neighborhood of Brooklyn, New York. The Fairfield Inn & Suites Brooklyn Property benefits from its proximity to numerous demand generators throughout Brooklyn and Manhattan, including Barclays Center, Atlantic Terminal, Brooklyn Academy of Music, Downtown Brooklyn, Prospect Park, and the dining, entertainment and commercial corridors located throughout the Gowanus and Park Slope neighborhoods. The Fairfield Inn & Suites Brooklyn Property also benefits from convenient access to Manhattan, which supports both business and leisure lodging demand.

Primary access to the Fairfield Inn & Suites Brooklyn Property is provided by the Union Street subway station, located approximately three blocks southeast of the Fairfield Inn & Suites Brooklyn Property, which offers access to the D, N, R, and W subway lines. Additional access is provided by the nearby Atlantic Terminal transportation hub, which provides access to multiple subway lines and Long Island Rail Road service throughout the New York metropolitan area.

The following table presents certain information relating to the competitive set of the Fairfield Inn & Suites Brooklyn Property:

Competitive Property Summary(1)
Property	Number of Rooms	Year Opened	Estimated 2025 Occupancy	Estimated 2025 ADR	Estimated 2025 RevPAR
Fairfield Inn & Suites Brooklyn(2)	133	2011	88.5%	$217.81	$192.81
Hampton Inn Brooklyn/Downtown	262	2014	85-90%	$240-$250	$220-$230
TownePlace Suites By Marriott New York Brooklyn	112	2021	85-90%	$220-$230	$190-$200
Tru by Hilton Brooklyn	101	2018	80-85%	$190-$200	$160-$170
Aloft by Marriott New York Brooklyn	176	2011	85-90%	$220-$230	$200-$210
EVEN Hotel Brooklyn	202	2016	85-90%	$210-$220	$180-$190
Total Avg. Competitive Set	986		88.0%	$224.79	$197.92
(1)	Source: Appraisal unless otherwise indicated. Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Fairfield Inn & Suites Brooklyn Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Based on the underwritten cash flow.

The Borrower and the Borrower Sponsors. The borrower is Freud Third Avenue Properties, LLC, a New York limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Fairfield Inn & Suites Brooklyn Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is Marc Jay Freud, founder of Troutbrook Development, a vertically integrated real estate investment, development, construction, hospitality and asset management company headquartered in Manhattan. Prior to founding Troutbrook Development, Marc Jay Freud was a principal of a real estate investment group with ownership and management experience across approximately 4.5 million square feet of central business district office properties located in Boston, Chicago and Houston.

Property Management. The Fairfield Inn & Suites Brooklyn Property is managed by Troutbrook Company LLC, a borrower affiliated management company.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

63

Hospitality – Limited Service 181 3rd Avenue Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 4 Fairfield Inn & Suites Brooklyn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 54.0% 1.72x 15.1%

Initial and Ongoing Reserves. At origination of the Fairfield Inn & Suites Brooklyn Mortgage Loan, the borrower deposited approximately (i) $114,021 into a real estate tax reserve account, (ii) $3,575,000 into the PIP Reserve in respect of the scheduled PIP at the Fairfield Inn & Suites Brooklyn Property, and (iii) $3,750 into an immediate repair reserve.

Tax Escrows – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that are required to be paid by the borrower or that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $22,804).

Insurance Reserve – At the lender’s option, if the liability or casualty policy maintained by the borrower is not an approved blanket or umbrella policy, or the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which would be sufficient to pay the insurance premiums due for the renewal of coverage afforded by the insurance policies. At origination of the Fairfield Inn & Suites Brooklyn Mortgage Loan, an acceptable blanket policy was in place.

FF&E Reserve – The borrower is required to deposit into a furniture, fixtures and equipment (“FF&E”) reserve, on a monthly basis, an amount equal to the greater of (i) the FF&E Payment (as defined below), and (ii) the amount of the deposit (if any) then required by the franchisor on account of FF&E under the Franchise Agreement (as defined below).

“FF&E Payment” means with respect to each monthly payment date, an amount equal to 1/12th of the applicable FF&E Percentage (as defined below) of the greater of (x) the annual gross revenues for the hotel related operations at the Fairfield Inn & Suites Brooklyn Property for the immediately preceding calendar year as reasonably determined by the lender and (y) the projected annual gross revenues for the hotel related operations at the Fairfield Inn & Suites Brooklyn Property for the calendar year in which such monthly payment date occurs as set forth in the approved annual budget, or if no approved annual budget exists for such calendar year, as reasonably determined by the lender. The initial monthly FF&E Payment was determined to be approximately $16,783.

“FF&E Percentage” means (a) 2.00% from the origination date through and including the monthly payment date occurring in October, 2027, (b) 3.00% from October 6, 2027 through and including the monthly payment date occurring in October, 2028, and (c) 4.00% for the remainder of the term.

“Franchise Agreement” means (i) that certain Fairfield Inn by Marriott Franchise Agreement dated as of November 2, 2007 by and between borrower and Marriott International, Inc., a Delaware corporation, as franchisor, as amended by that certain Amendment to Fairfield Inn by Marriott Franchise Agreement dated as of October 6, 2026, and guaranteed by Marc J. Freud, a natural person, pursuant to that certain Guaranty dated as of November 2, 2007, or (ii) any qualified franchise agreement entered into subsequent to the origination date in accordance with the terms and provisions of the Fairfield Inn & Suites Brooklyn Mortgage Loan documents.

PIP Reserve – If required, in addition to the initial deposit into the PIP Reserve described above, the borrower is required to deposit into the PIP Reserve an amount equal to 110% of the costs of the related PIP work as estimated by the lender in its reasonable discretion (A) in the case of any then-existing or renewal Franchise Agreement, prior to the effective date that any subsequent PIP is imposed and (B) in the case of any new Franchise Agreement, on or prior to the date such Franchise Agreement is executed and delivered; provided, however, that such costs are exclusive of the cost of any PIP work which is duplicative of any approved FF&E for which adequate FF&E reserves exist, as reasonably determined by the lender.

Lockbox / Cash Management. The Fairfield Inn & Suites Brooklyn Mortgage Loan is structured with a hard lockbox and springing cash management. At origination of the Fairfield Inn & Suites Brooklyn Mortgage Loan, the borrower was required to establish a lender-controlled lockbox account into which the borrower was immediately required to deposit, or cause the property manager to immediately deposit, all revenue generated by the Fairfield Inn & Suites Brooklyn Property. On or before origination of the Fairfield Inn & Suites Brooklyn Mortgage Loan, the borrower was required to deliver direction letters to (i) all tenants occupying space at the Fairfield Inn & Suites Brooklyn Property directing them to pay all rent and other sums due under the lease to which they are a party into the lender-controlled lockbox account and (ii) each of the credit card companies or credit card clearing banks with which the borrower or property manager has entered into a merchant’s or other credit card agreement directing them to pay all payments which would otherwise be paid to the borrower or property manager under the applicable credit card processing agreement into the lender-controlled lockbox account. All funds deposited into the lockbox account are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists, in which case, at the lender’s election, all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Fairfield Inn & Suites Brooklyn Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Fairfield Inn & Suites Brooklyn Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Fairfield Inn & Suites Brooklyn Mortgage Loan, provided that, in the lender’s sole discretion, such amounts may be used to pay taxes, insurance premiums, tenant improvement costs, leasing commissions and other operating expenses. Upon the cure of the applicable Trigger Period, so long as no event of default exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Fairfield Inn & Suites Brooklyn Mortgage Loan documents, the lender may apply funds to the Fairfield Inn & Suites Brooklyn Mortgage Loan in such priority as it may determine.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

64

Hospitality – Limited Service 181 3rd Avenue Brooklyn, NY 11217	Collateral Asset Summary – Loan No. 4 Fairfield Inn & Suites Brooklyn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 54.0% 1.72x 15.1%

“Trigger Period” means the period commencing on the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio falling below 1.30x, (iii) the occurrence of a Franchise Agreement Trigger Period (as defined below), and (iv) the occurrence of a property manager bankruptcy event; and expiring upon (w) with respect to clause (i) above, the cure of the applicable event of default, (x) with respect to clause (ii) above, the debt service coverage ratio remaining equal to or greater than 1.30x for two consecutive calendar quarters, (y) with respect to clause (iii) above, the cure of the applicable Franchise Agreement Trigger Period, and (z) with respect to clause (iv) above, the borrower’s replacement of the applicable property manager with a property manager and a management agreement each approved by the lender.

“Franchise Agreement Trigger Period” means a period (A) commencing upon the first to occur of any of the following: (i) the borrower being in default under the Franchise Agreement beyond any applicable notice and cure periods, (ii) the borrower or franchisor giving notice that it is terminating the Franchise Agreement, (iii) any termination or cancellation or expiration of the Franchise Agreement (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding of the franchisor), (iv) any bankruptcy or insolvency of the franchisor, (v) the Fairfield Inn & Suites Brooklyn Property failing to be operated, “flagged” and/or branded pursuant to the Franchise Agreement and (vi) any permit applicable to the Franchise Agreement ceasing to be in full force and effect; and (B) expiring upon the lender’s receipt of evidence reasonably acceptable to the lender of (1) (a) the satisfaction of the Franchise Agreement Cure Conditions (as defined below) or (b) the branding, “flagging” and operation of the Fairfield Inn & Suites Brooklyn Property pursuant to a replacement qualified franchise agreement approved in writing by lender and entered into in accordance with the Fairfield Inn & Suites Brooklyn Mortgage Loan documents and (2) to the extent a PIP is required in connection with the foregoing, the deposit of the corresponding PIP deposit into the PIP Reserve in accordance with the Fairfield Inn & Suites Brooklyn Mortgage Loan documents.

“Franchise Agreement Cure Conditions” means each of the following: (i) the borrower has cured all defaults (if any) under the Franchise Agreement to the satisfaction of the applicable franchisor, (ii) the borrower and the applicable franchisor have re-affirmed the Franchise Agreement as being in full force and effect, (iii) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable franchisor and/or Franchise Agreement (if any), such franchisor is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed such Franchise Agreement pursuant to a final, non-appealable order of a court of competent jurisdiction, (iv) the Fairfield Inn & Suites Brooklyn Property continues to be operated, “flagged” or branded pursuant to the Franchise Agreement, and (v) all permits applicable to the related Franchise Agreement are in full force and effect.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. At any time after the earlier of (x) 180 days after origination, and (y) 30 days following the final securitization of the Fairfield Inn & Suites Brooklyn Mortgage Loan, the borrower has the right to obtain a free release of the Release Parcel (as defined below) from the lien of the mortgage without any required prepayment or defeasance of the Fairfield Inn & Suites Brooklyn Mortgage Loan, subject to satisfaction of certain conditions, including but not limited to (i) the implementation of a condominium structure for the Fairfield Inn & Suites Brooklyn Property pursuant to which the release parcel will constitute a separate condominium unit as described under “Condominium Conversion” below, (ii) compliance with REMIC conditions, (iii) compliance with legal requirements and property documents and (iv) no adverse effect on the use or operation of, or access to or from, the remaining portion of the Fairfield Inn & Suites Brooklyn Property, as determined by the lender.

“Release Parcel” means the residential unit contemplated to be created in connection with the Condominium Conversion (as defined below), together with the common areas and appurtenances thereto, which residential unit shall correspond to that portion of the Fairfield Inn & Suites Brooklyn Property that, prior to the Condominium Conversion, is depicted as the cross-hatched area on a schedule to the Fairfield Inn & Suites Brooklyn loan agreement and consists of an unimproved parking area.

“Condominium Conversion” means the borrower’s right to convert the entire Fairfield Inn & Suites Brooklyn Property to a condominium form of ownership comprised of two units, one unit covering the Release Parcel and the other covering the remainder of the Fairfield Inn & Suites Brooklyn Property, at any time following the date that is the earlier to occur of (x) 180 days after origination and (y) 30 days following the final securitization of the Fairfield Inn & Suites Brooklyn Mortgage Loan, subject to the satisfaction of certain conditions, including but not limited to lender reasonable approval of the condominium documents, satisfactory updated property diligence for the remaining hotel parcel, the division of the parcels into separate tax lots, satisfaction of REMIC related conditions, delivery of a restrictive covenant prohibiting use of the release parcel as a hotel or other hospitality use, and borrower control of a majority of the governing board of the condominium and compliance with legal requirements.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

65

Multifamily – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 Elder Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 66.3% 1.22x 9.6%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

66

Multifamily – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 Elder Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 66.3% 1.22x 9.6%

San Pablo Bay
Pinole
Hercules
El Sobrante
San Pablo
North Richmond
Richmond
CONTRA COSTA COUNTY
Wildcat Canyon Reg. Park
San Pablo Reservoir
El Cerrito
Tilden Regional Park
ALAMEDA COUNTY
Berkeley
San Francisco Bay

Deer Valley
Desert Ridge
MC DOWELL MTS.
Sun City
Peoria
Scottsdale
El Mirage
Glendale
Paradise Valley
SALT RIVER-PIMA MARICOPA INDIAN COMMUNITY
Avondale
PHOENIX
Tolleson
Mesa
Laveen
South Mountain
MARICOPA COUNTY
Tempe
Gilbert
SOUTH MTS.
Ahwatukee Foothills
Chandler
Komatke
GILA RIVER INDIAN RESERVATION
PINAL COUNTY
Sun Lakes

San Francisco Bay
PRESIDIO OF SAN FRANCISCO
Marina
Russian Hill
North Beach
Pacific Heights
Chinatown
Sea Cliff
Laurel Heights
Nob Hill
Civic Center
SoMa
SAN FRANCISCO
Inner Richmond
Hayes Valley
South Beach
Haight Ashbury
Castro
Mission Bay
Golden Gate Park
Mission District
Inner Sunset
Potrero Hill
Forest Hill
Noe Valley
Twin Peaks
SAN FRANCISCO COUNTY
Excelsior
Hunters Point
Ocean View
Bayview

## Elder Portfolio

| | | |
|---|---|---|
| 1 | Appian Way | El Sobrante, CA |
| 2 | The View | Phoenix, AZ |
| 3 | North Haven | Phoenix, AZ |
| 4 | Glen Court | Glendale, AZ |
| 5 | 237 Leavenworth | San Francisco, CA |
| 6 | 620 Eddy Street | San Francisco, CA |

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

67

Multifamily – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 Elder Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 66.3% 1.22x 9.6%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype(3):	Multifamily - Various
Borrower Sponsor(s):	Elder Real Estate Fund, LLC	Collateral:	Fee
Borrower(s):	Sejas LLC, Meabd LLC, Dorem North Haven, LLC and 6002 W Glendale LLC	Location(3):	Various, Various
Original Balance:	$30,000,000	Year Built / Renovated(3):	Various / Various
Cut-off Date Balance:	$30,000,000	Property Management(4):	Various
% by Initial UPB:	4.4%	Size:	206 Units
Interest Rate:	7.54000%	Appraised Value / Per Unit:	$45,230,000 / $219,563
Note Date:	September 30, 2026	Appraisal Date(5):	Various
Original Term:	60 months	Occupancy:	100.0% (as of June 1, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$2,877,049
Interest Only Period:	60 months	Underwritten NCF:	$2,795,648
First Payment Date:	November 6, 2026
Maturity Date:	October 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$3,081,892 (TTM May 31, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$3,125,415
Call Protection:	L(25),D(28),O(7)	2024 NOI:	$2,990,198
Lockbox / Cash Management:	Springing / Springing	2023 NOI:	$2,912,633
Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$145,631
Taxes:	$103,259	$34,420	NAP	Maturity Date Loan / Unit:	$145,631
Insurance:	$21,607	$21,607	NAP	Cut-off Date LTV:	66.3%
Replacement Reserves:	$0	$6,783	NAP	Maturity Date LTV:	66.3%
Deferred Maintenance:	$200,450	$0	NAP	UW NOI DY:	9.6%
Other Reserves(2):	$23,158	$0	NAP	UW NCF DSCR:	1.22x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan:	$30,000,000	100.0%	Loan Payoff:(6)	$26,596,551	88.7%
			Closing Costs:	2,843,512	9.5
			Upfront Reserves:	348,474	1.2
			Sponsor Equity:	211,462	0.7
Total Sources	$30,000,000	100.0%	Total Uses	$30,000,000	100.0%
(1)	See “Initial and Ongoing Reserves” below.
(2)	Initial Other Reserves are comprised of a $23,158 insurance premium installment reserve.
(3)	See the chart titled “Portfolio Summary” under “The Properties” below.
(4)	The Elder Portfolio Properties (as defined below) are managed by Bella Vista Property Solutions LP, with respect to the properties located in California, and Sayyed Waleed Khalid, with respect to the properties located in Arizona.
(5)	Appraisal dates are between June 12, 2026, and June 17, 2026.
(6)	The North Haven property secured a prior loan that matured in November 2025 and was in maturity default prior to origination. At origination, such prior loan, along with default interest was repaid in full.

The Loan. The fifth largest mortgage loan (the “Elder Portfolio Mortgage Loan”) is secured by the borrowers’ fee simple interests in a 206-unit, six property multifamily portfolio located across El Sobrante and San Francisco, California, as well as Phoenix and Glendale, Arizona (the “Elder Portfolio Properties”). The Elder Portfolio Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $30,000,000. The Elder Portfolio Mortgage Loan was originated on September 30, 2026 by CREFI and accrues interest at a fixed rate of 7.54000% per annum. The Elder Portfolio Mortgage Loan has an initial term of five years and is interest-only for the full term. The scheduled maturity date of the Elder Portfolio Mortgage Loan is October 6, 2031.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

68

Multifamily – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 Elder Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 66.3% 1.22x 9.6%

The Properties. The Elder Portfolio Properties are comprised of six multifamily properties totaling 206 units, located in Phoenix and Glendale, Arizona, and San Francisco and El Sobrante, California. The Elder Portfolio Properties were originally constructed between 1910 and 1981 and range in size from 23 units to 50 units.

 The unit mix at the Elder Portfolio Properties consists of four efficiency units, 80 studio units, 59 one-bedroom units, and 63 two-bedroom units. As of June 1, 2026, the portfolio was 100.0% leased. Of the 206 units at the Elder Portfolio Properties, 164 units accounting for 78.4% of underwritten base rent are operating on month-to-month leases, of which 162 have had the same tenants since June 2025 or earlier. The Elder Portfolio Properties located in California are subject to rent control ordinances. See “Description of the Mortgage Pool—Property Types—Multifamily Properties” in the Preliminary Prospectus.

The following table presents certain information relating to the Elder Portfolio Properties:

Portfolio Summary
Property Name	City, State(1)	Subtype(1)	Year Built / Renovated(1)	# of Units(2)	Occupancy(2)	Allocated Cut-off Date Balance	% of Allocated Cut-off Date Balance	UW NOI(2)	% of UW NOI(2)	Appraised Value(1)
Appian Way	El Sobrante, CA	Garden	1965 / NAP	42	100.0%	$10,850,000	36.2%	$1,008,511	35.1%	$15,660,000
The View	Phoenix, AZ	Garden	1967 / 2025	50	100.0%	$6,050,000	20.2%	$588,309	20.4%	$9,100,000
North Haven	Phoenix, AZ	Garden	1981 / 2025	33	100.0%	$4,050,000	13.5%	$371,846	12.9%	$6,100,000
Glen Court	Glendale, AZ	Garden	1981 / 2025	23	100.0%	$3,500,000	11.7%	$319,055	11.1%	$5,500,000
237 Leavenworth	San Francisco, CA	Mid Rise	1922 / 2022	23	100.0%	$3,100,000	10.3%	$251,354	8.7%	$3,540,000
620 Eddy Street	San Francisco, CA	Mid Rise	1910 / 2025	35	100.0%	$2,450,000	8.2%	$337,973	11.7%	$5,330,000
Total/ Wtd. Avg				206	100.0%	$30,000,000	100.0%	$2,877,049	100.0%	$45,230,000
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated June 1, 2026.

The following table presents certain information relating to the unit mix at the Elder Portfolio Properties:

Elder Portfolio Properties Unit Mix(1)(2)
Unit Type	# of Units	% of Total Units	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rent Per Unit	Average Monthly Market Rent Per Unit
Appian Way
2 BR / 1 BA	42	100.0%	42	100.0%	758	$2,912	$2,995
Property Total / Wtd Avg.	42	20.4%	42	100.0%	758	$2,912	$2,995
The View
Studio	29	58.0%	29	100.0%	398	$1,217	$1,138
1 BR / 1 BA	21	42.0%	21	100.0%	493	$1,375	$1,300
Property Total / Wtd Avg.	50	24.3%	50	100.0%	438	$1,283	$1,206
North Haven
Studio	1	3.0%	1	100.0%	350	$1,050	$1,000
1 BR / 1 BA	18	54.5%	18	100.0%	600	$1,108	$1,200
2 BR / 1 BA	14	42.4%	14	100.0%	700	$1,346	$1,250
Property Total / Wtd Avg.	33	16.0%	33	100.0%	635	$1,207	$1,215
Glen Court
Studio	1	4.3%	1	100.0%	312	$1,400	$1,000
1 BR / 1 BA	15	65.2%	15	100.0%	548	$1,363	$1,360
2 BR / 1 BA	7	30.4%	7	100.0%	840	$1,617	$1,700
Property Total / Wtd Avg.	23	11.2%	23	100.0%	627	$1,442	$1,448
237 Leavenworth
Studio	23	100.0%	23	100.00%	350	$1,555	$1,700
Property Total / Wtd Avg.	23	11.2%	23	100.0%	350	$1,555	$1,700
620 Eddy Street
Efficiency(3)	4	11.4%	4	100.0%	250	$1,278	$1,400
Studio	26	74.3%	26	100.0%	400	$1,482	$1,700
1 BR / 1 BA	5	14.3%	5	100.0%	600	$1,936	$2,100
Property Total / Wtd Avg.	35	17.0%	35	100.0%	411	$1,524	$1,723
Portfolio Total / Wtd Avg.	206	100.0%	206	100.0%	542	$1,692	$1,742
(1)	Based on the underwritten rent rolls dated June 1, 2026.
(2)	164 units accounting for 79.6% of total units and 78.4% of total underwritten base rent across the portfolio are operating on month-to-month leases.
(3)	The 620 Eddy Street property has four efficiency units which are compact apartment units that generally consist of a combined living/sleeping area with limited kitchen facilities and a separate bathroom. These units are smaller than traditional studio apartments.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

69

Multifamily – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 Elder Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 66.3% 1.22x 9.6%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the Elder Portfolio Properties:

Cash Flow Analysis(1)
	2023	2024	2025	TTM 5/2026	U/W	U/W Per Unit
Base Rent	$3,794,007	$3,962,112	$4,008,549	$4,068,401	$4,182,888	$20,305
Potential Income from Vacant Units	0	0	0	0	0	$0
Gross Potential Rent	$3,794,007	$3,962,112	$4,008,549	$4,068,401	$4,182,888	$20,305
Other Income(2)	90,200	61,880	156,509	86,611	86,611	$420
Net Rental Income	$3,884,207	$4,023,992	$4,165,059	$4,155,012	$4,269,499	$20,726
(Vacancy / Credit Loss)	0	0	0	0	(209,144)	($1,015)
Effective Gross Income	$3,884,207	$4,023,992	$4,165,059	$4,155,012	$4,060,354	$19,710

Real Estate Taxes	$362,615	$369,386	$396,862	$381,025	$383,535	$1,862
Insurance	124,123	186,296	178,786	219,239	246,942	$1,199
Management Fee	116,526	120,720	124,952	124,650	121,811	$591
Other Expenses(3)	368,310	357,393	339,044	348,205	431,017	$2,092
Total Expenses	$971,574	$1,033,795	$1,039,644	$1,073,120	$1,183,306	$5,744

Net Operating Income	$2,912,633	$2,990,198	$3,125,415	$3,081,892	$2,877,049	$13,966
Replacement Reserves	0	0	0	0	81,401	$395
Net Cash Flow	$2,912,633	$2,990,198	$3,125,415	$3,081,892	$2,795,648	$13,571

Occupancy	97.1%	96.6%	95.5%	97.0%	95.0%(4)
NCF DSCR	1.27x	1.30x	1.36x	1.34x	1.22x
NOI Debt Yield	9.7%	10.0%	10.4%	10.3%	9.6%
(1)	Based on the underwritten rent rolls dated June 1, 2026.
(2)	Other Income includes violation charges, prepaid rent, late fees, parking income, laundry and vending income, NSF fees, internet reimbursement, and miscellaneous income.
(3)	Other Expenses include repairs and maintenance, general and administrative, payroll and benefits and utilities.
(4)	Represents economic occupancy.

Appraisals. The appraisals, dated between June 12, 2026 and June 17, 2026, concluded to an aggregate “As-Is” value of the Elder Portfolio Properties of $45,230,000.

Elder Portfolio Appraised Value(1)
Property	Value	Capitalization Rate
Appian Way	$15,660,000	5.75%
The View	$9,100,000	6.00%
North Haven	$6,100,000	6.00%
Glen Court	$5,500,000	6.00%
237 Leavenworth	$3,540,000	6.75%
620 Eddy Street	$5,330,000	6.50%
Total / Wtd. Avg.	$45,230,000	6.03%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental reports dated July 14, 2026, there was a recognized environmental condition at The View property related to its location within the plume of the East Central Phoenix-32nd Street and Indian School Water Quality Assurance Revolving Fund Site, and there were no recognized environmental conditions at the other Elder Portfolio Properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

70

Multifamily – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 Elder Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 66.3% 1.22x 9.6%

The Markets. The Elder Portfolio Properties are comprised of six multifamily properties totaling 206 units, located in the Richmond/Martinez submarket of El Sobrante, California (one property, 35.1% of underwritten NOI), the Civic Center / Tenderloin submarket of San Francisco, California (two properties, 20.5% of underwritten NOI), the Camelback submarket of Phoenix, Arizona (one property, 20.4% of underwritten NOI), the North Phoenix submarket of Phoenix, Arizona (one property, 12.9% of underwritten NOI), and the South West Valley of Glendale, Arizona (one property, 11.1% of underwritten NOI).

The following table presents certain information relating to the Elder Portfolio Properties’ submarkets:

Submarket Summary(1)
Property Name	City, State(2)	Submarket	Submarket Inventory (Units)	Submarket Vacancy	Submarket Rent per Unit	UW Rent Per Unit(3)
Appian Way	El Sobrante, CA	Richmond/Martinez	11,662	4.2%	$2,221	$2,912
The View	Phoenix, AZ	Camelback	11,057	8.1%	$1,510	$1,283
North Haven	Phoenix, AZ	North Phoenix	46,996	8.8%	$1,402	$1,207
Glen Court	Glendale, AZ	South West Valley	57,287	12.9%	$1,397	$1,442
237 Leavenworth	San Francisco, CA	Civic Center / Tenderloin	11,393	4.9%	$2,803	$1,555
620 Eddy Street	San Francisco, CA	Civic Center / Tenderloin	11,393	4.9%	$2,803	$1,524
Total/ Wtd. Avg(4)			149,788	7.1%	$1,989	$1,692
(1)	Source: Third-party provided market research reports unless otherwise indicated.
(2)	Source: Appraisals.
(3)	Based on the underwritten rent rolls dated June 1, 2026.
(4)	Total/Wtd. Avg. is based on the number of units for each property.

The following table includes certain information regarding the demographics of each immediate trade area for the individual Elder Portfolio Properties:

Demographic Summary(1)
		Population(2)			Average Household Income(2)
Property Name	Location	1-Mile	3-Mile	5-Mile	1-Mile	3-Mile	5-Mile
Appian Way	El Sobrante, CA	15,586	135,948	263,905	$146,986	$142,223	$144,189
The View	Phoenix, AZ	20,093	174,067	327,383	$113,084	$127,761	$130,696
North Haven	Phoenix, AZ	19,087	157,079	429,999	$76,494	$93,118	$102,960
Glen Court	Glendale, AZ	20,793	187,961	526,970	$61,036	$80,722	$87,223
237 Leavenworth	San Francisco, CA	149,508	488,304	772,041	$144,100	$212,000	$207,986
620 Eddy Street	San Francisco, CA	157,470	497,323	784,347	$149,322	$212,185	$207,856
Wtd. Avg. (based on UW NOI)		45,905	225,477	433,056	$121,434	$140,414	$142,837
(1)	Source: Appraisals.
(2)	Population and Average Household Income are 2025 estimates for the Elder Portfolio Properties except for the 237 Leavenworth property which is based on 2024 estimates.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

71

Multifamily – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 Elder Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 66.3% 1.22x 9.6%

The following table presents certain information relating to comparable multifamily properties to the Elder Portfolio Properties:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Occupancy	Unit Type	Average Unit Size	Average Rent Per Unit
Appian Way(2)	-	1965 / NAP	42(2)	100.0%(2)	2 BR / 1 BA	758 SF(2)	$2,912(2)
Appian Terrace Apartments	0.2 mi	1977 / NAP	41	93.0%	2 BR / 1 BA	750 SF	$2,700
El Sobrante, CA					2 BR / 1.5 BA	900 SF	$2,895
					2 BR / 2 BA	800 SF	$2,895
The Terraces Apartments	0.4 mi	1990 / 2003	72	97.0%	2 BR / 1 BA	999 SF	$2,945
El Sobrante, CA					2 BA / 2 BA	1,000 SF	$3,063
The View(2)	-	1967 / 2025	50(2)	100.0%(2)	Studio	398 SF(2)	$1,217(2)
					1 BR / 1 BA	493 SF(2)	$1,375(2)
Summit on Thomas	0.5 mi	1969 / 2014	100	96.0%	Studio	475 SF	$750-$950
Phoenix, AZ					1 BR / 1 BA	675 SF	$900-$1,100
The Retro on 32nd	1.1 mi	1968 / 2022	61	97.0%	Studio	300 SF	$699
Phoenix, AZ					1 BR / 1 BA	450 SF	$999
North Haven(2)	-	1981 / 2025	33(2)	100.0%(2)	Studio	350 SF(2)	$1,050(2)
					1 BR / 1 BA	600 SF(2)	$1,108(2)
					2 BR / 1 BA	700 SF(2)	$1,346(2)
Cimarron Springs	2.9 mi	1974 / 2019	66	97.0%	Studio	375 SF	$900
Phoenix, AZ					1 BR / 1 BA	400-440 SF	$1,000-$1,100
					2 BR / 1 BA	720 SF	$1,250
Laurel Lane	3.1 mi	1984 / NAP	74	96.0%	Studio	436 SF	$799
Phoenix, AZ					1 BR / 1 BA	552-568 SF	$1,000-$1,095
					2 BR / 1.5 BA	901 SF	$1,340
Glen Court(2)	-	1981 / 2025	23(2)	100.0%(2)	Studio	312 SF(2)	$1,400(2)
					1 BR / 1 BA	548 SF(2)	$1,363(2)
					2 BR / 1 BA	840 SF(2)	$1,617(2)
Stone View	1.2 mi	1974 / 2007	122	96.00%	1 BR / 1 BA	625-675 SF	$1,575
Glendale, AZ					2 BR / 1 BA	784 SF	$1,675
The Beverly IV	2.0 mi	1974 / 2020	24	100.0%	2 BR / 1 BA	644 SF	$2,185
Glendale, AZ
237 Leavenworth(2)	-	1922 / 2022	23(2)	100.0%(2)	Studio	350 SF(2)	$1,555(2)
765 Geary Street	0.1 mi	1911 / NAP	48	NAV	Studio	239 SF	$1,495
San Francisco, CA
581 O'Farrell Street	0.2 mi	1911 / NAP	70	NAV	Studio	170 SF	$1,200
San Francisco, CA
620 Eddy Street(2)	-	1910 / 2025	35(2)	100.0%(2)	Efficiency	250 SF(2)	$1,278(2)
					Studio	400 SF(2)	$1,482(2)
					1 BR / 1 BA	600 SF(2)	$1,936(2)
765 Geary Street	0.3 mi	1911 / NAP	48	NAV	Studio	239 SF	$1,495
San Francisco, CA
935 Sutter Street	0.5 mi	1923 / NAP	30	NAV	1 BR	450 SF	$2,495
San Francisco, CA
(1)	Source: Appraisals, unless otherwise indicated.
(2)	Based on the underwritten rent rolls dated June 1, 2026.

The Borrowers and the Borrower Sponsor. The borrowers are Sejas LLC (The View property), Meabd LLC (all California properties), Dorem North Haven, LLC (the North Haven property) and 6002 W Glendale LLC (the Glen Court property), each a California limited liability company and single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Elder Portfolio Mortgage Loan.

The borrower sponsor is Elder Real Estate Fund, LLC and the non-recourse carveout guarantors are Mahr Elder and Fairuke Elder. Mahr Elder and Fairuke Elder are multifamily owners and operators with a focus on the acquisition and management of small- to mid-sized apartment properties. Their portfolio includes 17 multifamily properties totaling 467 units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

72

Multifamily – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 Elder Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 66.3% 1.22x 9.6%

Property Management. The Elder Portfolio Properties are managed with respect to the California properties by Bella Vista Property Solutions LP, a borrower affiliated management company, and with respect to the Arizona properties by Sayyed Waleed Khalid, a borrower affiliated manager.

Initial and Ongoing Reserves. At origination of the Elder Portfolio Mortgage Loan, the borrowers deposited (i) approximately $103,259 into a reserve account for real estate taxes, (ii) approximately $21,607 into a reserve account for insurance premiums, (iii) $200,450 into a reserve account for immediate repairs and (iv) approximately $23,158 into a reserve account for the North Haven and The View properties representing three months of insurance premium installments.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $34,420).

Insurance Reserve –The borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies at least thirty days prior to the due date thereof (initially estimated to be approximately $21,607).

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, $6,783.

Lockbox / Cash Management. The Elder Portfolio Mortgage Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrowers are required to establish a lender-controlled lockbox account, and are thereafter required to deposit, or cause to be deposited, immediately upon receipt, all revenue received by the borrowers or the property manager into such lockbox. All funds deposited into the lockbox are required to be transferred on each business day to the borrowers, unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case such funds are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Elder Portfolio Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Elder Portfolio Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Elder Portfolio Mortgage Loan. Upon the cure of all Trigger Periods, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Elder Portfolio Mortgage Loan documents, the lender may apply funds to the Elder Portfolio Mortgage Loan in such priority as it may determine.

A “Trigger Period” commences upon the earlier of (i) the occurrence and continuance of an event of default under the Elder Portfolio Mortgage Loan documents, and (ii) the debt service coverage ratio being less than 1.15x and expires upon (x) with regard to clause (i) above, the cure (if applicable) of such event of default under the Elder Portfolio Mortgage Loan documents, and (y) with regard to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

73

Retail – Anchored 30 International Drive South Flanders, NJ 07836	Collateral Asset Summary – Loan No. 6 The Gardens	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,500,000 60.6% 1.42x 11.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

74

Retail – Anchored 30 International Drive South Flanders, NJ 07836	Collateral Asset Summary – Loan No. 6 The Gardens	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,500,000 60.6% 1.42x 11.4%

INTERNATIONAL DRIVE SOUTH
Wendy's
Applebee's
LONGHORN STEAKHOUSE
VACANT
PETSMART
HomeGoods
SKECHERS
VACANT
SportClips
MATTRESS FIRM
VACANT
N
Anchor
Junior Anchor
Non Anchor / Inline
Vacant
Shadow Anchor
Not Part of Collateral
INTERNATIONAL DR.
T-Mobile
five BELOW
TJ maxx
BOOT BARN
Walmart
SALLY BEAUTY
PIZZERIA
GARDEN GIFT
Rita's
Hand&Stone
Entourage SALON
ROSS
Michaels
LOWE'S
LINK ROAD
GOLD MINE ROAD

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

75

Retail – Anchored 30 International Drive South Flanders, NJ 07836	Collateral Asset Summary – Loan No. 6 The Gardens	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,500,000 60.6% 1.42x 11.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

76

Retail – Anchored 30 International Drive South Flanders, NJ 07836	Collateral Asset Summary – Loan No. 6 The Gardens	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,500,000 60.6% 1.42x 11.4%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Retail - Anchored
Borrower Sponsor(s):	Barry Rudofsky	Collateral:	Fee
Borrower(s):	Grand Gardens Realty LLC	Location:	Flanders, NJ
Original Balance:	$29,500,000	Year Built / Renovated:	2000, 2002, 2006 / 2023
Cut-off Date Balance:	$29,500,000	Property Management:	Cushman & Wakefield U.S., Inc.
% by Initial UPB:	4.3%	Size:	210,853 SF
Interest Rate:	7.33000%	Appraised Value / Per SF:	$48,700,000 / $231
Note Date:	October 29, 2026	Appraisal Date:	July 10, 2026
Original Term:	60 months	Occupancy:	93.7% (as of June 1, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	92.5%
Original Amortization:	NAP	Underwritten NOI(3):	$3,366,663
Interest Only Period:	60 months	Underwritten NCF:	$3,104,730
First Payment Date:	December 6, 2026
Maturity Date:	November 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(3):	$3,124,030 (T9 Ann. August 31, 2026)
Additional Debt Balance:	NAP	2025 NOI(3):	$4,729,436
Call Protection:	L(24),D(29),O(7)	2024 NOI(3):	$4,119,282
Lockbox / Cash Management:	Soft / Springing	2023 NOI(3):	$2,855,217
Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$140
Taxes:	$161,395	$80,697	NAP	Maturity Date Loan / SF:	$140
Insurance:	$8,847	$8,847	NAP	Cut-off Date LTV:	60.6%
Replacement Reserves:	$0	$3,583	NAP	Maturity Date LTV:	60.6%
TI / LC:	$0	$8,333	$300,000	UW NOI DY:	11.4%
Deferred Maintenance:	$310,750	$0	NAP	UW NCF DSCR:	1.42x
Other(2):	$48,897	$0	NAP
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan:	$29,500,000	68.5%	Purchase Price:	$41,000,000	95.2%
Borrower Sponsor Equity:	13,070,598	30.3	Closing Costs:	1,546,023	3.6
Other Sources(4):	505,314	1.2	Upfront Reserves:	529,889	1.2
Total Sources	$43,075,912	100.0%	Total Uses	$43,075,912	100.0%
(1)	See “Initial and Ongoing Reserves” below.
(2)	Initial Other Reserves are comprised of a $48,897 document assessment reserve equal to one months’ worth of assessments for common area maintenance under the reciprocal easement agreement.
(3)	In November 2025, the Gardens Shopping Center, of which The Gardens Property (as defined below) is a part, was subdivided, and the seller sold the Lowe’s anchor parcel and seven outparcel pad sites, while retaining The Gardens Property (the 210,853 square-foot in-line retail component comprising Parcels B and C). Historical financial information through the date of sale includes income and expenses attributable to the disposed parcels and is therefore inflated relative to the current collateral. The Most Recent NOI and Underwritten NOI reflect the post-sale operating performance of The Gardens Property, without the sold parcels.
(4)	Other Sources are comprised of credits for roof repair, security deposits, prepaid rents, and escalations as part of the acquisition of The Gardens Property (as defined below).

The Loan. The sixth largest mortgage loan (“The Gardens Mortgage Loan”) is secured by the borrower’s fee interest in a 210,853 square foot anchored retail shopping center located in Flanders, New Jersey (“The Gardens Property”). The Gardens Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $29,500,000. The Gardens Mortgage Loan was originated on October 29, 2026 by CREFI and accrues interest at a fixed rate of 7.33000% per annum on an Actual/360 basis. The Gardens Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of The Gardens Mortgage Loan is November 6, 2031.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

77

Retail – Anchored 30 International Drive South Flanders, NJ 07836	Collateral Asset Summary – Loan No. 6 The Gardens	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,500,000 60.6% 1.42x 11.4%

The Property. The Gardens Property is a 210,853 square foot anchored retail power center located at 30 International Drive South in Flanders, New Jersey. The Gardens Property was constructed between 2000 and 2006 and most recently renovated in 2023. The Gardens Property consists of two single-story retail buildings situated on an approximately 18.2-acre site and contains approximately 900 surface parking spaces, resulting in a parking ratio of approximately 4.27 spaces per 1,000 square feet. The Gardens Property is part of the larger Gardens Shopping Center, which also includes a non-collateral Walmart and Lowe's which serve as shadow anchors for The Gardens Property as well as several non-collateral outparcel pads occupied by national retailers.

As of June 1, 2026, The Gardens Property was 93.7% leased by 18 tenants. Tenancy at The Gardens Property includes a mix of national and local retailers. The Gardens Property is anchored by TJ Maxx, HomeGoods, Michael’s, PetSmart, Ross Dress for Less, Fitness Factory, Boot Barn, and Skechers. No tenant represents more than 14.2% of net rentable area or 13.3% of underwritten rent at The Gardens Property. Investment-grade tenants account for approximately 36.0% of net rentable area and 32.9% of underwritten rent at The Gardens Property. As of June 1, 2026, tenants at The Gardens Property had a weighted average tenancy of approximately 11.6 years and a weighted average remaining lease term of approximately 7.6 years.

 Major Tenants. The three largest tenants based on underwritten base rent are TJ Maxx, PetSmart and Michael’s.

TJ Maxx (30,000 square feet; 14.2% of net rentable area; 13.3% of underwritten base rent). Founded in 1976, TJ Maxx is a discount department store which, together with its affiliate Marshalls, is the largest off-price retailer of apparel and home fashions in the United States. TJ Maxx is a wholly owned subsidiary of TJX Companies (NYSE: TJX). TJ Maxx has been a tenant at The Gardens Property since March 2002 and has a current lease term through March 2037 with three, five-year renewal options and no unilateral termination options.

PetSmart (19,858 square feet; 9.4% of net rentable area; 13.0% of underwritten base rent). Founded in 1987, PetSmart is a specialty pet retailer offering pet food and supplies, grooming, training, boarding, daycare, and veterinary services. PetSmart operates more than 1,680 stores across the United States, Canada, and Puerto Rico. PetSmart has been a tenant at The Gardens Property since January 2006 and has a current lease term through January 2036 with three, five-year renewal options and no unilateral termination options remaining.

Michael’s (24,170 square feet; 11.5% of net rentable area; 12.2% of underwritten base rent). Founded in 1973, Michael’s is an arts and crafts retailer providing arts, crafts, floral and wall décor, framing and merchandise for makers and do-it-yourself home decorators. Michael’s operates over 1,300 stores in 49 states and Canada. Michael’s has been a tenant at The Gardens Property since August 2002 and has a current lease term through August 2032 with two, five-year renewal options and no unilateral termination options remaining.

The following table presents certain information relating to the largest tenants at The Gardens Property:

Tenant Summary(1)
Tenant	Credit Rating (Fitch/Moody's/S&P)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Sales PSF / Year(3)	U/W Occ. Costs	Lease Expiration	Term. Option (Y/N)(4)	Renewal Option
TJ Maxx(5)	NR/A2/A	30,000	14.2%	$456,750	$15.23	13.3%	$304.49	5.0%	3/31/2037	N	3 x 5 yrs
PetSmart	NR/B2/B+	19,858	9.4%	$446,805	$22.50	13.0%	NAV	NAV	1/31/2036	N	3 x 5 yrs
Michael’s	NR/B2/B	24,170	11.5%	$418,141	$17.30	12.2%	NAV	NAV	8/31/2032	N	2 x 5 yrs
HomeGoods(5)	NR/A2/A	25,912	12.3%	$380,906	$14.70	11.1%	NAV	NAV	6/30/2033	N	4 x 5 yrs
Fitness Factory	NR/NR/NR	16,397	7.8%	$295,146	$18.00	8.6%	NAV	NAV	4/30/2034	N	4 x 5 yrs
Ross Dress for Less	NR/A2/A-	20,086	9.5%	$291,667	$14.52	8.5%	NAV	NAV	1/31/2034	N	4 x 5 yrs
Boot Barn	NR/NR/NR	13,804	6.5%	$189,805	$13.75	5.5%	NAV	NAV	11/30/2033	N	2 x 5 yrs
Skechers	NR/NR/NR	11,745	5.6%	$164,430	$14.00	4.8%	$124.60	11.2%	6/30/2034	N	2 x 5 yrs
Five Below, Inc	NR/NR/NR	10,500	5.0%	$152,250	$14.50	4.4%	NAV	NAV	1/31/2032	N	3 x 5 yrs
Mattress Firm	NR/NR/NR	7,200	3.4%	$151,200	$21.00	4.4%	NAV	NAV	11/30/2029	N	1 x 5 yrs
Total Major Tenants		179,672	85.2%	$2,947,100	$16.40	85.9%
Other Tenants		17,973	8.5%	$482,168	$26.83	14.1
Total Occupied		197,645	93.7%	$3,429,268	$17.35	100.0%
Vacant		13,208	6.3%
Total		210,853	100.0%
(1)	Based on the underwritten rent roll dated June 1, 2026 inclusive of $44,055 of straight line rent steps and $8,699 of contractual rent steps through September 1, 2027.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Sales PSF / Year represent the most recent sales as provided by the borrower.
(4)	Term. Option (Y/N) denotes unilateral tenant termination rights. Other tenant termination or contraction rights may exist. See also “Description of the Mortgage Pool--Tenant Issues—Lease Expirations and Terminations” in the Preliminary Prospectus.
(5)	TJ Maxx and HomeGoods are affiliated.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

78

Retail – Anchored 30 International Drive South Flanders, NJ 07836	Collateral Asset Summary – Loan No. 6 The Gardens	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,500,000 60.6% 1.42x 11.4%

The following table presents certain information relating to the historical sales of the top tenants that report sales at The Gardens Property:

Tenant Sales History
Tenant	Net Rentable Area (SF)	2023 Sales PSF	2024 Sales PSF	2025 Sales PSF	TTM Sales PSF(1)	Occ Cost(2)
T-Mobile	1,800	$967.77	$1,231.49	$724.38	$606.54	7.3%
Entourage Salon LLC	5,000	NAV	NAV	$366.18	$347.26	5.5%
Skechers	11,745	NAV	NAV	$126.98	$124.60	11.2%
Hand & Stone	3,000	NAV	NAV	$484.40	NAV	5.0%
Sally Beauty Supply	1,200	$398.77	$423.24	$411.91	NAV	8.6%
Sports Clips	1,200	$266.24	$252.20	$263.14	NAV	11.5%
Rita's Ice, Custard, Happiness	1,973	NAV	NAV	$175.51	NAV	13.8%
TJ Maxx	30,000	$317.55	$304.49	NAV	NAV	5.0%
(1)	TTM Sales PSF represents the most recent TTM Sales PSF as provided by the borrower as of March 2026.
(2)	Occ Cost is based on the most recent historical Sales PSF as provided by the borrower.

The following table presents certain information relating to the lease rollover schedule at The Gardens Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	2,400	1.1%	1.1%	$64,200	1.9%	$26.75	2
2029	12,000	5.7%	6.8%	$303,900	8.9%	$25.33	3
2030	2,600	1.2%	8.1%	$85,509	2.5%	$32.89	1
2031	1,200	0.6%	8.6%	$36,300	1.1%	$30.25	1
2032	41,643	19.7%	28.4%	$713,851	20.8%	$17.14	4
2033	39,716	18.8%	47.2%	$570,711	16.6%	$14.37	2
2034	48,228	22.9%	70.1%	$751,243	21.9%	$15.58	3
2035	0	0.0%	70.1%	$0	0.0%	$0.00	0
2036 & Thereafter	49,858	23.6%	93.7%	$903,555	26.3%	$18.12	2
Vacant	13,208	6.3%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	210,853	100.0%	100.0%	$3,429,268	100.0%	$17.35	18
(1)	Based on the underwritten rent roll dated June 1, 2026 inclusive of $44,055 of straight line rent steps and $8,699 of contractual rent steps through September 1, 2027. Certain tenants may have lease termination options that are not reflected in the Lease Rollover Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

79

Retail – Anchored 30 International Drive South Flanders, NJ 07836	Collateral Asset Summary – Loan No. 6 The Gardens	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,500,000 60.6% 1.42x 11.4%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at The Gardens Property:

Cash Flow Analysis
	2023(1)	2024(1)	2025(1)	T-9 Ann. 8/31/2026(1)	UW(1)	UW PSF
Base Rent(2)	$3,593,533	$4,594,752	$4,732,651	$3,468,382	$3,376,514	$16.01
Contractual Rent Steps(3)	0	0	0	0	52,754	$0.25
Potential Income from Vacant Space	0	0	0	0	419,423	$1.99
Reimbursements	1,751,974	2,132,126	2,602,117	1,405,803	1,707,119	$8.10
Gross Potential Income	$5,345,507	$6,726,878	$7,334,768	$4,874,186	$5,555,811	$26.35
Economic Vacancy & Credit Loss	0	0	0	0	(419,423)	($1.99)
Other Income(4)	1,000	0	60,673	0	0	$0.00
Effective Gross Income	$5,346,507	$6,726,878	$7,395,441	$4,874,186	$5,136,388	$24.36

Real Estate Taxes	$1,587,624	$1,631,570	$1,649,410	$749,091	$918,875	$4.36
Management Fee	160,395	201,806	221,863	146,226	154,092	$0.73
Insurance	72,452	118,871	211,226	258,627	101,109	$0.48
Other Expenses(5)	670,819	655,349	583,506	596,212	595,649	$2.82
Total Operating Expenses	$2,491,290	$2,607,596	$2,666,006	$1,750,155	$1,769,725	$8.39

Net Operating Income	$2,855,217	$4,119,282	$4,729,436	$3,124,030	$3,366,663	$15.97
Replacement Reserves	0	0	0	0	42,171	$0.20
TI/LC	0	0	0	0	219,762	$1.04
Net Cash Flow	$2,855,217	$4,119,282	$4,729,436	$3,124,030	$3,104,730	$14.72

Occupancy (%)	90.6%	97.4%	98.7%	93.7%(6)	92.5%(7)
NCF DSCR	1.30x	1.88x	2.16x	1.42x	1.42x
NOI Debt Yield	9.7%	14.0%	16.0%	10.6%	11.4%
(1)	In November 2025, The Gardens Shopping Center, of which The Gardens Property is a part, was subdivided, and the seller sold the Lowe’s anchor parcel and seven outparcel pad sites, while retaining The Gardens Property (the 210,853-square-foot in-line retail component comprising Parcels B and C). Historical financial information through the date of sale includes income and expenses attributable to the disposed parcels and are therefore inflated relative to the current collateral. The August 31, 2026 T-9 Ann and UW reflect the post-sale operating performance of The Garden Property, without the sold parcels.
(2)	Underwritten Base Rent is based on the underwritten rent roll dated June 1, 2026.
(3)	Contractual Rent Steps are inclusive of $44,055 of straight-line rent steps and $8,699 of contractual rent steps through September 1, 2027.
(4)	Other Income consists of miscellaneous non tenant income.
(5)	Other Expenses include repairs and maintenance, and utilities.
(6)	Represents occupancy as of the June 1, 2026 underwritten rent roll.
(7)	Represents economic occupancy.

Appraisal. According to the appraisal, The Gardens Property had an “as-is” appraised value of $48,700,000 as of July 10, 2026, as shown in the table below.

The Gardens Appraised Value(1)
Property	Value	Capitalization Rate
The Gardens	$48,700,000	7.00%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated July 13, 2026, there was a recognized environmental condition at The Gardens Property related to an adjacent municipal landfill site. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

80

Retail – Anchored 30 International Drive South Flanders, NJ 07836	Collateral Asset Summary – Loan No. 6 The Gardens	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,500,000 60.6% 1.42x 11.4%

The Market. The Gardens Property is located at 30 International Drive South in the Flanders section of Mount Olive Township, Morris County, New Jersey, approximately 54 miles west of New York City. The Gardens Property is situated near the interchange of Interstate 80, U.S. Route 206, and U.S. Route 46, which provide access throughout Northern New Jersey. Morris County serves as a regional employment center within Northern New Jersey and is home to a diverse base of corporate, industrial, healthcare, and professional service employers. Major employers in the region include United Airlines, Rutgers Health, Prudential Financial, Horizon Blue Cross & Blue Shield, Panasonic, and Verizon amongst others.

According to a third-party market research report, The Gardens Property is located in the Western Morris retail submarket of Northern New Jersey. As of November 2, 2026, the Western Morris retail submarket had inventory of 13,980,366 square feet, an overall vacancy rate of 5.4% and an average asking rent of $28.28 per square foot. Furthermore, power centers in the submarket had an inventory of 2,019,666 square feet, an overall vacancy rate of 2.2% and an average asking rent of $28.69 per square foot.

 According to the appraisal, the 2025 population within a 0.5-, one- and two-mile radius of The Gardens Property was 157, 1,998 and 17,886, respectively. The 2025 average household income within the same radii was $182,779, $142,598 and $145,394, respectively.

The following table presents certain information relating to comparable anchor store retail leases for The Gardens Property:

Comparable Anchor Retail Leases(1)
Property Name / Address	Distance from Subject	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (yrs)	Base Rent (PSF)(2)
The Gardens(2)	-	Homegoods	25,912 SF	Jun-23	10.0	$14.00
30 International Drive South
Flanders, NJ
Plaza Square Shopping Center	33.0 mi	Retro Fitness	15,697 SF	Jul-24	10.0	$17.00
Wayne, NJ
Brunswick Square Power Center	41.5 mi	Picklr Pickleball	41,628 SF	Feb-27	10.0	$14.41
East Brunswick, NJ
Brunswick Square Power Center	41.5 mi	Fun City Adventure Park	50,360 SF	Jan-27	10.0	$17.50
East Brunswick, NJ
Brunswick Square Power Center	41.5 mi	Barnes & Noble	17,987 SF	Nov-26	10.0	$19.25
East Brunswick, NJ
The Shoppes at Old Bridge	48.2 mi	Ataia Spa	23,239 SF	Jul-25	10.0	$15.06
Old Bridge, NJ
Parkway Commons	48.7 mi	PC Richards & Sons	33,000 SF	Sep-26	10.0	$15.29
Woodbridge Township, NJ
Parkway Commons	48.7 mi	HomeSense	32,000 SF	Sep-26	10.0	$19.00
Woodbridge Township, NJ
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated June 1, 2026. Base Rent (PSF) is exclusive of rent steps.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

81

Retail – Anchored 30 International Drive South Flanders, NJ 07836	Collateral Asset Summary – Loan No. 6 The Gardens	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,500,000 60.6% 1.42x 11.4%

The following table presents certain information relating to comparable in-line retail leases for The Gardens Property:

Comparable In-Line Retail Leases(1)
Property Name / Address	Distance from Subject	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (yrs)	Base Rent (PSF)(2)
The Gardens(2)	-	Entourage Salon LLC	5,000 SF	Aug-21	10.8	$18.77
30 International Drive South
Flanders, NJ
Rockaway Town Plaza	9.0 mi	Carter's / Osh Kosh	4,501 SF	Jun-24	10.0	$34.75
Rockaway Township, NJ
Rockaway Town Plaza	9.0 mi	Primo Hoagies	2,422 SF	May-25	5.0	$28.38
Rockaway Township, NJ
Pine Brook Plaza	21.5 mi	Taqueria La Unica	900 SF	Jan-24	5.0	$33.00
Montville, NJ
Chadwell Plaza	24.4 mi	Tiger Schulman	4,800 SF	Sep-24	15.0	$29.13
East Hanover, NJ
Plaza Square Shopping Center	33.0 mi	Big Blue Swim School	6,807 SF	May-26	10.0	$31.00
Wayne, NJ
Plaza Square Shopping Center	33.0 mi	Skyline Dental	4,000 SF	Oct-25	15.0	$27.31
Wayne, NJ
Neptune Plaza	40.1 mi	Lutra	4,071 SF	Sep-24	5.0	$35.00
Paramus, NJ
Airmont Commons	46.0 mi	Chick'n Haus	2,724 SF	Aug-25	5.0	$27.00
Airmont, NY
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated June 1, 2026. Base Rent (PSF) is exclusive of rent steps.

The Borrower and the Borrower Sponsor. The borrower is Grand Gardens Realty LLC, a Delaware limited liability company and special purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Gardens Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is Barry Rudofsky, president of Bronstein Properties, LLC (“Bronstein Properties”). Bronstein Properties is a third-generation, family-owned real estate company with over 60 years of experience acquiring, managing, and enhancing residential and commercial real estate throughout the New York metropolitan area. Bronstein Properties is headquartered in Forest Hills, Queens, and has a portfolio of more than 120 properties with approximately 6,500 apartments in Manhattan, Brooklyn, Queens, Westchester and Long Island.

Property Management. The Gardens Property is managed by Cushman & Wakefield U.S., Inc., a third party property management company.

Initial and Ongoing Reserves. At origination of The Gardens Mortgage Loan, the borrower deposited (i) $310,750 into an immediate repairs reserve, (ii) approximately $161,395 into a real estate tax reserve, (iii) approximately $8,847 into an insurance reserve and (iv) approximately $48,897 into a property document assessment reserve.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially approximately $80,697 monthly).

Insurance Reserve – If the liability or casualty policy maintained by the borrower covering The Gardens Property does not constitute an approved blanket or umbrella policy, or the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies (initially approximately $8,847 monthly).

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $3,583.

Leasing Reserve – The borrower is required to deposit into a leasing reserve, on a monthly basis, approximately $8,333, provided that the borrower is not required to make any deposit that would cause the amount in such leasing reserve to exceed $300,000.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

82

Retail – Anchored 30 International Drive South Flanders, NJ 07836	Collateral Asset Summary – Loan No. 6 The Gardens	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,500,000 60.6% 1.42x 11.4%

Lockbox / Cash Management. The Gardens Mortgage Loan is structured with a soft lockbox (prior to a Trigger Period (as defined below), which thereafter is required to become a hard lockbox) and springing cash management. At origination of The Gardens Mortgage Loan, the borrower was required to establish a lender-controlled lockbox account and is thereafter required to, immediately deposit, or cause the property manager to deposit, all revenue received by the borrower or property manager, as applicable, from The Gardens Property into such lender-controlled lockbox account. Within the first five days after the first occurrence of a Trigger Period , the borrower will be required to send a notice to all tenants occupying space at The Gardens Property directing them to pay all rent and other sums due under the applicable lease into the lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender, to be applied and disbursed in accordance with The Gardens Mortgage Loan documents; and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with The Gardens Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for The Gardens Mortgage Loan. Upon the expiration of all Trigger Periods, the lender is required to promptly return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under The Gardens Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period: (A) commencing upon the earlier of (i) the occurrence and continuance of an event of default and (ii) the debt service coverage ratio (“DSCR”) falling below 1.20x; and (B) expiring upon, with regard to any Trigger Period commenced in connection with (x) clause (i) above, the cure (if applicable) of such event of default and (y) clause (ii) above, the date that the DSCR is equal to or greater than 1.20x for one calendar quarter.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

83

Office – CBD 1530 Wilson Boulevard Arlington, VA 22209	Collateral Asset Summary – Loan No. 7 1530 Wilson Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 62.6% 2.09x 17.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

84

Office – CBD 1530 Wilson Boulevard Arlington, VA 22209	Collateral Asset Summary – Loan No. 7 1530 Wilson Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 62.6% 2.09x 17.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

85

Office – CBD 1530 Wilson Boulevard Arlington, VA 22209	Collateral Asset Summary – Loan No. 7 1530 Wilson Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 62.6% 2.09x 17.4%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office - CBD
Borrower Sponsor(s):	Morris Matthew Jemal	Collateral:	Fee
Borrower(s):	GTW Granary Landowner LLC and Jemal’s 1530 Wilson Landowner LLC	Location:	Arlington, VA
Original Balance:	$28,000,000	Year Built / Renovated:	1990 / 2025
Cut-off Date Balance:	$28,000,000	Property Management:	Joyce Parking LLC and Lincoln Property Company Commercial LLC
% by Initial UPB:	4.1%	Size:	174,706 SF
Interest Rate:	7.74000%	Appraised Value / Per SF:	$44,700,000 / $256
Note Date:	October 5, 2026	Appraisal Date:	August 4, 2026
Original Term:	60 months	Occupancy:	85.4% (as of August 5, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	86.2%
Original Amortization:	NAP	Underwritten NOI(3):	$4,882,091
Interest Only Period:	60 months	Underwritten NCF:	$4,584,588
First Payment Date:	November 6, 2026
Maturity Date:	October 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(3):	$4,377,994 (TTM June 30, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$4,605,983
Call Protection:	L(25),D(29),O(6)	2024 NOI:	$4,838,481
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$4,233,888

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$160
Taxes:	$38,124	$38,124	NAP	Maturity Date Loan / SF:	$160
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	62.6%
Replacement Reserves:	$0	$2,989	NAP	Maturity Date LTV:	62.6%
TI / LC:	$500,000	$21,838	NAP	UW NOI DY:	17.4%
Other Reserves(2):	$3,463,598	$0	NAP	UW NCF DSCR:	2.09x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan:	$28,000,000	100.0%	Loan Payoff:	$17,712,773	63.3%
			Sponsor Equity:	5,832,345	20.8
			Upfront Reserves:	4,001,722	14.3
			Closing Costs:	453,160	1.6
Total Sources	$28,000,000	100.0%	Total Uses	$28,000,000	100.0%
(1)	See “Initial and Ongoing Reserves” below.
(2)	Other Reserves are comprised of an initial unfunded obligations reserve of $2,562,191 and a free and gap rent reserve of $901,407.
(3)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to lease up following the renovation of the 1530 Wilson Boulevard Property (as defined below) in 2025.

The Loan. The seventh largest mortgage loan (the “1530 Wilson Boulevard Mortgage Loan”) is secured by the borrowers’ fee interest in a 174,706 square foot office property located in Arlington, Virginia (the “1530 Wilson Boulevard Property”). The 1530 Wilson Boulevard Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $28,000,000. The 1530 Wilson Boulevard Mortgage Loan was originated on October 5, 2026 by CREFI and accrues interest at a fixed rate of 7.74000% per annum on an Actual/360 basis. The 1530 Wilson Boulevard Mortgage Loan has an initial term of five years, and is interest-only for the full term. The scheduled maturity date of the 1530 Wilson Boulevard Mortgage Loan is October 6, 2031.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

86

Office – CBD 1530 Wilson Boulevard Arlington, VA 22209	Collateral Asset Summary – Loan No. 7 1530 Wilson Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 62.6% 2.09x 17.4%

The Property. The 1530 Wilson Boulevard Property is a 10-story, 174,706 square foot, Class A office property located on Wilson Boulevard in the Rosslyn neighborhood of Arlington, Virginia, approximately three blocks from the Rosslyn Metro Station. The 1530 Wilson Boulevard Property was originally constructed in 1990 and underwent renovations between 2022 and 2025. The 1530 Wilson Boulevard Property is LEED Gold and Energy Star certified and features a recently renovated lobby and building entrance, tenant lounge, conference center, fitness center, outdoor terrace, and a 350-space below-grade parking garage, resulting in a parking ratio of 2.0 spaces per 1,000 square feet. Recent capital improvements totaling approximately $4.8 million included new chillers, a cooling tower and pumps, upgraded elevator cabs and control systems, and a renovation of the lobby/building entrance.

The 1530 Wilson Boulevard Property is located within walking distance of the Rosslyn Metro Station, which serves the Blue, Silver, and Orange Metrorail lines. The 1530 Wilson Boulevard Property also benefits from proximity to several major transportation corridors, including Interstate 66, Route 50, the George Washington Memorial Parkway, and the Francis Scott Key Bridge, providing access throughout Northern Virginia and Washington, D.C. Ronald Reagan Washington National Airport is located approximately five Metro stops from the 1530 Wilson Boulevard Property.

As of August 5, 2026, the 1530 Wilson Boulevard Property was 85.4% leased to 36 tenants. No individual tenant accounts for more than 14.5% of net rentable area or 20.1% of underwritten base rent. As of the Cut-off Date, tenants at the 1530 Wilson Boulevard Property had been in occupancy for a weighted average of approximately 8.9 years and had a weighted average lease term remaining of approximately 4.8 years.

Major Tenants. The three largest tenants based on underwritten base rent are SAS Institute Inc. ("SAS"), LPC Commercial Services, Inc. ("Lincoln Property Company"), and the Mark Wilson Blvd ("The Mark").

SAS (25,335 square feet; 14.5% of net rentable area; 20.1% of underwritten rent). SAS is a global software company that provides advanced analytics, AI and data management solutions to organizations across industries. SAS has customers in over 150 countries with over 1,400 partners. SAS has been a tenant at the 1530 Wilson Boulevard Property since July 2004 and has a current lease term through February 29, 2028 as to Suite 900 (13,425 square feet) and February 28, 2030 as to Suite 800 (11,910 square feet) with one five-year renewal option and no termination options. SAS has subleased Suite 900 to Crown Innovations since December 2022, for a term through January 31, 2028, at a sublease rent of $29.81 per square foot (compared to an underwritten rent of $52.48 per square foot). The 1530 Wilson Boulevard Mortgage Loan was underwritten based on the prime lease rent.

Lincoln Property Company (17,374 square feet; 9.9% of net rentable area; 9.7% of underwritten rent). Lincoln Property Company is a privately held commercial real estate services and investment firm that provides leasing, property management, development, and investment services across office, industrial, life science, retail, and mixed-use properties. Lincoln Property Company has been a tenant at the 1530 Wilson Boulevard Property since November 1996 and has a current lease term through December 31, 2033 with one, five-year renewal option and no termination options remaining. An affiliate of Lincoln Property Company is one of the property managers of the 1530 Wilson Boulevard Property.

The Mark (13,639 square feet; 7.8% of net rentable area; 7.6% of underwritten rent). The Mark is a flexible workspace and coworking provider with a focus on design-focused, service-oriented office space for entrepreneurs, startups, and small businesses. The Mark is an affiliate of the borrower sponsor and operates two locations in the Washington D.C. metropolitan area. The Mark has been a tenant at the 1530 Wilson Boulevard Property since December 2025 and has a current lease term through November 30, 2035 with no renewal options or termination options remaining.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

87

Office – CBD 1530 Wilson Boulevard Arlington, VA 22209	Collateral Asset Summary – Loan No. 7 1530 Wilson Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 62.6% 2.09x 17.4%

The following table presents certain information relating to the major tenants at the 1530 Wilson Boulevard Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Portfolio Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Portfolio U/W Base Rent	Lease Expiration	Term. Option (Y/N)(3)	Renewal Option
SAS	NR/NR/NR	25,335	14.5%	$1,329,581(5)	$52.48	20.1%	Various(4)(5)	N	1 x 5yr
Lincoln Property Company	NR/NR/NR	17,374	9.9%	$641,101	$36.90	9.7	12/31/2033	N	1 x 5yr
The Mark	NR/NR/NR	13,639	7.8%	$502,052(6)	$36.81	7.6	11/30/2035	N	N
Changeis, Inc	NR/NR/NR	7,720	4.4%	$343,986	$44.56	5.2	5/31/2028	N	N
Artis Senior Living	NR/NR/NR	6,702	3.8%	$253,764(7)	$37.86	3.8	2/28/2039	Y(8)	N
LMH Holdings	NR/NR/NR	4,979	2.8%	$230,826	$46.36	3.5	1/31/2034	Y(9)	1 x 5yr
Blue Origin, LLC	NR/NR/NR	4,254	2.4%	$210,488	$49.48	3.2	5/31/2028	N	1 x 5yr
Sanametrix, Inc.	NR/NR/NR	4,236	2.4%	$201,411	$47.55	3.0	5/31/2027	N	1 x 3yr or 1 x 5yr
Systecon North America	NR/NR/NR	4,578	2.6%	$183,452(10)	$40.07	2.8	2/28/2035	N	1 x 5yr
Potomac River Partners	NR/NR/NR	4,049	2.3%	$170,989	$42.23	2.6	8/31/2029	N	N
Largest Tenants		92,866	53.2%	$4,067,650	$43.80	61.4%
Remaining Occupied		56,334	32.2%	$2,553,444	$45.33	38.6
Total Occupied		149,200	85.4%	$6,621,093	$44.38	100.0%
Vacant		25,506	14.6%
Total		174,706	100.0%
(1)	Based on the underwritten rent roll dated August 5, 2026 and inclusive of $139,914 of underwritten rent steps through September 1, 2027.
(2)	Certain ratings are those of the parent company, whether or not the parent guarantees the lease.
(3)	Term. Option (Y/N) denotes unilateral tenant termination rights. Other tenant termination or contraction rights may exist. See also “Description of the Mortgage Pool--Tenant Issues—Lease Expirations and Terminations” in the Preliminary Prospectus.
(4)	SAS has a lease for Suite 900 (13,425 SF) expiring February 29, 2028 and for Suite 800 (11,910 SF) expiring February 28, 2030.
(5)	SAS has subleased one of its two suites, Suite 900 to Crown Innovations since December 2022, for a term through January 31, 2028, at a sublease rent of $29.81 per square foot (compared to an underwritten rent of $52.48 per square foot). The 1530 Wilson Boulevard Mortgage Loan was underwritten based on the prime lease rent.
(6)	The Mark is an affiliate of the borrower sponsor and has a $24,684 rent abatement remaining in the year 2026.
(7)	Artis Senior Living executed a lease in August 2026. The tenant is currently building out its space and contractual rent payments are scheduled to commence on March 1, 2027, or the date of substantial completion if later. In addition, the lease provides for contractual rent abatements totaling $452,399.50 through February 2030, including 12 months of free base rent from March 2027 through February 2028 and additional partial rent abatements through February 2030. If the commencement date has not occurred, for reasons other than tenant delays or force majeure, by the date that is 30 days following February 12, 2027 (the “Estimated Completion Date”), the tenant will accrue additional abated base rent in the amount of one day for each day of delay following March 14, 2027 until the commencement date occurs.
(8)	The tenant has a right to terminate its lease if the commencement date has not occurred, for reasons other than tenant delays or force majeure, within 120 days following the Estimated Completion Date, subject to written notice and a 45-day cure period. We cannot assure you whether the tenant will open for business and begin paying rent as expected or at all.
(9)	LMH Holdings has a one-time right to terminate its lease effective December 31, 2029, upon not less than 12 months' prior written notice to the landlord and payment of a termination fee.
(10)	The Systecon North America lease includes contractual rent abatements totaling approximately $157,196 through October 2030, consisting of five separate two-month free rent periods occurring annually from September through October 2030.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

88

Office – CBD 1530 Wilson Boulevard Arlington, VA 22209	Collateral Asset Summary – Loan No. 7 1530 Wilson Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 62.6% 2.09x 17.4%

The following table presents certain information relating to the lease rollover schedule at the 1530 Wilson Boulevard Property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM(3)	1,555	0.9%	0.9%	$73,069	1.1%	$46.99	3
2027	14,365	8.2%	9.1%	$667,459	10.1%	$46.46	5
2028	37,320	21.4%	30.5%	$1,821,299	27.5%	$48.80	9
2029	10,790	6.2%	36.7%	$472,723	7.1%	$43.81	4
2030	16,921	9.7%	46.3%	$848,646	12.8%	$50.15	4
2031	4,610	2.6%	49.0%	$205,992	3.1%	$44.68	2
2032	0	0.0%	49.0%	$0	0.0%	$0.00	0
2033	22,781	13.0%	62.0%	$877,300	13.3%	$38.51	3
2034	10,917	6.2%	68.3%	$490,694	7.4%	$44.95	3
2035	20,809	11.9%	80.2%	$794,698	12.0%	$38.19	3
2036 & Thereafter	9,132	5.2%	85.4%	$369,213	5.6%	$40.43	2
Vacant	25,506	14.6%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	174,706	100.0%		$6,621,093	100.0%	$44.38	38
(1)	Based on the underwritten rent roll dated August 5, 2026 and inclusive of $139,914 of underwritten rent steps through September 1, 2027.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.
(3)	2026 includes an antenna lease to Century Link Communications, LLC to which 0 SF of NRA and $0 of UW Base Rent are attributable.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

89

Office – CBD 1530 Wilson Boulevard Arlington, VA 22209	Collateral Asset Summary – Loan No. 7 1530 Wilson Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 62.6% 2.09x 17.4%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the 1530 Wilson Boulevard Property:

Cash Flow Analysis(1)
	2023	2024	2025	TTM 6/30/2026(2)	U/W(2)	U/W Per SF
Base Rent	$6,096,467	$6,678,281	$6,345,991	$6,087,551	$6,481,179	$37.10
Contractual Rent Steps	0	0	0	0	139,914	$0.80
Potential Income from Vacant Space	0	0	0	0	1,071,252	$6.13
Gross Potential Rent	$6,096,467	$6,678,281	$6,345,991	$6,087,551	$7,692,345	$44.03
Reimbursements	211,545	315,299	340,528	262,338	72,085	$0.41
Total Gross Potential Income	$6,308,012	$6,993,579	$6,686,520	$6,349,890	$7,764,430	$44.44
Parking	330,237	440,411	463,148	472,758	577,842	$3.31
Other Income(3)	30,085	12,438	13,845	9,151	3,036	$0.02
(Vacancy / Credit Loss)	0	0	0	0	(1,071,252)	($6.13)
Effective Gross Income	$6,668,334	$7,446,428	$7,163,512	$6,831,799	$7,274,056	$41.64

Management Fee	$200,050	$223,393	$214,905	$204,954	$218,222	$1.25
Real Estate Taxes	636,265	615,420	447,702	435,240	435,707	$2.49
Insurance	64,399	74,953	142,862	107,102	31,528	$0.18
Repairs & Maintenance	681,725	773,206	831,883	834,753	834,753	$4.78
Utilities	241,819	268,757	284,831	300,693	300,693	$1.72
Other Expenses(4)	610,187	652,220	635,345	571,062	571,062	$3.27
Total Expenses	$2,434,446	$2,607,948	$2,557,529	$2,453,804	$2,391,966	$13.69

Net Operating Income	$4,233,888	$4,838,481	$4,605,983	$4,377,994	$4,882,091	$27.94
Replacement Reserves	0	0	0	0	$35,864	$0.21
Normalized TI/LC	0	0	0	0	261,639	$1.50
Net Cash Flow	$4,233,888	$4,838,481	$4,605,983	$4,377,994	$4,584,588	$26.24

Occupancy (%)(5)	NAV	NAV	NAV	NAV	86.2%(6)
NCF DSCR	1.93x	2.20x	2.10x	1.99x	2.09x
NOI Debt Yield	15.1%	17.3%	16.4%	15.6%	17.4%
(1)	Based on the underwritten rent roll dated August 5, 2026 and inclusive of $139,914 of underwritten rent steps through September 1, 2027.
(2)	The increase from TTM 6/30/2026 Net Operating Income to U/W Net Operating Income is primarily attributable to lease up following the renovation of the 1530 Wilson Boulevard Property in 2025.
(3)	Other Income is comprised of storage rent and antenna rents.
(4)	Other Expenses includes payroll and benefits, and general and administrative.
(5)	Historical Occupancy (%) is unavailable because the borrower sponsor acquired the 1530 Wilson Boulevard Property in 2025.
(6)	Represents Economic Occupancy.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

90

Office – CBD 1530 Wilson Boulevard Arlington, VA 22209	Collateral Asset Summary – Loan No. 7 1530 Wilson Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 62.6% 2.09x 17.4%

Appraisal. According to the appraisal, the 1530 Wilson Boulevard Property had an “as-is” appraised value of $44,700,000 as of August 4, 2026.

1530 Wilson Boulevard Appraised Value(1)
Property	Value	Capitalization Rate
1530 Wilson Boulevard	$44,700,000	9.50%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated September 4, 2026, there was no evidence of any recognized environmental conditions at the 1530 Wilson Boulevard Property.

The Market. The 1530 Wilson Boulevard Property is located at 1530 Wilson Boulevard in the Rosslyn neighborhood of Arlington, Virigina and is part of the broader Washington-Arlington-Alexandria, DC-VA-MD-WV metropolitan statistical area ("Washington-DC MSA"). The 1530 Wilson Boulevard Property is located in proximity to several major demand generators, including Georgetown University (1.2 miles north), the Rosslyn Metro Station, and numerous federal agencies and government contractors located throughout Rosslyn and downtown Washington, D.C. The 1530 Wilson Boulevard Property benefits from direct access to the Rosslyn Metro Station, which serves the Blue, Orange, and Silver Metrorail lines, as well as nearby access to Interstate 66, U.S. Route 50, the George Washington Memorial Parkway, and the Francis Scott Key Bridge.

According to a third-party market research report, the 1530 Wilson Boulevard Property is located in the Rosslyn office submarket of the Washington-DC MSA. As of September 14, 2026, the Rosslyn office submarket had a total inventory of 9,853,568 square feet, an overall vacancy rate of 18.0%, and market asking rent of $47.28 per square foot.

According to the appraisal, the 2026 population within a one-, three- and five-mile radius of the 1530 Wilson Boulevard Property was 43,787, 313,074, and 823,259, respectively. The average household income within the same radii was $186,590, $202,997, and $197,627, respectively.

The following table presents information relating to comparable office leases for the 1530 Wilson Boulevard Property:

Comparable Office Rental Summary(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Yrs)	Base Rent (PSF)
1530 Wilson Boulevard	-	1990 / 2025	Changeis, Inc(2)	7,720(2)	Jun-24(2)	4.0(2)	$43.26(2)
Arlington, VA
1515 Wilson Boulevard	0.0 mi	1970 / 2011	The Wire Digital	2,484	Feb-26	1.9	$35.00
Arlington, VA
1525 Wilson Boulevard	0.1 mi	1987 / NAP	American Made Media Company	5,575	Apr-26	5.7	$45.19
Arlington, VA
1525 Wilson Boulevard	0.1 mi	1987 / NAP	WICT Network	5,489	Nov-25	5.5	$42.00
Arlington, VA
1000 Wilson Boulevard Arlington, VA	0.3 mi	1981 / NAP	Perpetual Capital Management	9,811	Feb-26	2.0	$45.00
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated August 5, 2026. Base Rent (PSF) is exclusive of rent steps.

The Borrowers and the Borrower Sponsor. The borrowers are GTW Granary Landowner LLC and Jemal’s 1530 Wilson Landowner LLC as tenants in common, each a Delaware limited liability company and special purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1530 Wilson Boulevard Mortgage Loan.

The non-recourse carveout guarantor and borrower sponsor is Morris Matthew Jemal (“Matthew Jemal”). Matthew Jemal is a managing principal of Douglas Development and supervises all aspects of the company’s real estate portfolio, with a focus on acquisitions, leasing, lease administration, construction management, and strategic dispositions. Douglas Development currently owns over 270 properties in 44 municipalities across seven states and the District of Columbia.

Property Management. The 1530 Wilson Boulevard Property is managed by Lincoln Property Company Commercial LLC, an independent third-party property management company, which is an affiliate of Lincoln Property Company, the second largest tenant at the 1530 Wilson Property. The parking component of the 1530 Wilson Boulevard Property is managed by Joyce Parking LLC, an affiliated parking operator.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

91

Office – CBD 1530 Wilson Boulevard Arlington, VA 22209	Collateral Asset Summary – Loan No. 7 1530 Wilson Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 62.6% 2.09x 17.4%

Initial and Ongoing Reserves. At origination of the 1530 Wilson Boulevard Mortgage Loan, the borrowers deposited approximately: (i) $38,124 into a real estate tax reserve, (ii) $2,562,191 into an unfunded obligations reserve, (iii) $500,000 into a reserve for potential future tenant improvements and leasing commissions, and (iv) $901,407 into a reserve for free and gap rent obligations.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $38,124).

Insurance Reserve – At the option of the lender, if the liability or casualty policy maintained by the borrowers is not an approved blanket or umbrella policy, or if the lender requires the borrowers to obtain a separate policy, the borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount that will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies. As of the origination date, an approved blanket policy was in effect.

Replacement Reserve – On each monthly payment date, the borrowers are required to deposit approximately $2,989 for replacements to the 1530 Wilson Boulevard Property.

TI/LC Reserve – On each monthly payment date, the borrowers are required to deposit approximately $21,838 into a leasing reserve for future tenant improvements and leasing commissions.

Lockbox / Cash Management. The 1530 Wilson Boulevard Mortgage Loan is structured with a hard lockbox and springing cash management. At origination, the borrowers were required to establish a lender-controlled lockbox account, and to deliver direction letters to each tenant at the 1530 Wilson Boulevard Property directing them to pay rent and other sums due under their leases to the lockbox account. The borrowers are required to deposit (or cause the property manager to deposit) all revenue derived from the 1530 Wilson Boulevard Property and received by the borrowers or property manager into the lender-controlled lockbox account within two business days of receipt. All funds deposited into the lockbox account are required to be transferred to or at the direction of the borrowers unless a Trigger Period (as defined below) exists and the lender elects, in its sole and absolute discretion, to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the 1530 Wilson Boulevard Mortgage Loan documents. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the 1530 Wilson Boulevard Mortgage Loan documents are required, to the extent that a Trigger Period exists, to be held by the lender in an excess cash flow reserve account as additional collateral for the 1530 Wilson Boulevard Mortgage Loan; provided that if a Specified Tenant Trigger Period (as defined below) exists, then provided the debt service coverage ratio is at least 1.75x (excluding rent from the applicable Specified Tenant (as defined below)), there will be no obligation to deposit excess cash flow into the excess cash flow reserve account if the amount of funds on deposit in the excess cash flow reserve account as a result thereof would exceed $50.00 per square foot of the applicable Specified Tenant’s space. Upon the cure of all Trigger Periods, provided no event of default is continuing, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers; provided, however, that any excess cash flow funds required to satisfy the Specified Tenant Excess Cash Flow Condition (as defined below), if applicable, must be retained in the excess cash flow account. Provided no Trigger Period is then ongoing at such time as the Specified Tenant Stabilization Conditions (as defined below) are satisfied, any excess cash flow funds which have been retained to satisfy the Specified Tenant Excess Cash Flow Condition must be disbursed to the borrowers. Upon an event of default under the 1530 Wilson Boulevard Mortgage Loan documents, the lender may apply funds to the 1530 Wilson Boulevard Mortgage Loan in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio being less than 1.35x, and (iii) the occurrence of a Specified Tenant Trigger Period; and (B) expiring upon, with regard to any Trigger Period commenced in connection with (x) clause (i) above, the cure (if applicable) of such event of default, (y) clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.35x for two consecutive calendar quarters, and (z) clause (iii) above, a Specified Tenant Trigger Period ceasing to exist.

“Specified Tenant” means, as applicable, (i) any tenant under any lease at the 1530 Wilson Boulevard Property taken in the aggregate with all other leases by the same tenant (or an affiliate thereof) at the 1530 Wilson Boulevard Property which either accounts for (A) 15% or more of the total rental income for the 1530 Wilson Boulevard Property or (B) 15% of the square footage of the 1530 Wilson Boulevard Property and/or (ii) any parent company or affiliate providing credit support for, or guarantor of, any such Specified Tenant lease(s). For the avoidance of doubt, Crown Innovations will not be considered a tenant to the extent Crown Innovations does not have a lease, sub-lease or other agreement to which the borrowers are a party.

“Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a Specified Tenant being in monetary or material non-monetary default under the applicable Specified Tenant lease beyond applicable notice and cure periods, (ii) a Specified Tenant failing to be in actual, physical possession of 30% or more of the applicable Specified Tenant space, a Specified Tenant failing to be open to the public for business during customary hours and/or “going dark” in the Specified Tenant space, or applicable portion thereof (a “Vacate Event”) (provided, however, that notwithstanding the foregoing, no Specified Tenant Trigger Period will be deemed to have occurred solely due to a Vacate Event so long as the senior unsecured credit rating (or the equivalent thereof) of Specified Tenant remains at least “Baa3” from Moody’s, “BBB-” from S&P or “BBB-” from Fitch), (iii) a Specified Tenant giving official notice that it is terminating its

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

92

Office – CBD 1530 Wilson Boulevard Arlington, VA 22209	Collateral Asset Summary – Loan No. 7 1530 Wilson Boulevard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,000,000 62.6% 2.09x 17.4%

lease with respect to 30% or more of the Specified Tenant space, (iv) any termination or cancellation of any Specified Tenant lease, including, without limitation, rejection in any bankruptcy or similar insolvency proceeding, and/or any Specified Tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of a Specified Tenant, and (vi) Specified Tenant failing to extend or renew the applicable Specified Tenant lease on or prior to the earlier of (x) the date 12 months prior to its expiration and (y) the date by which the applicable Specified Tenant must provide notice of renewal under the terms of its lease, in accordance with the applicable terms and conditions of such lease for a term of at least five years, and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender of (1) the satisfaction of the applicable Specified Tenant Cure Conditions (as defined below) or (2) (i) the date that the debt service coverage ratio is equal to or greater than 1.95x for two consecutive calendar quarters, and (ii) the borrowers leasing at least 45% of the Specified Tenant space to one or more leases, in accordance with the terms and conditions of the 1530 Wilson Boulevard Mortgage Loan documents, for a term of at least five years or (iii) the borrowers leasing an equivalent amount of the Specified Tenant space pursuant to one or more leases in accordance with the applicable terms and conditions of the 1530 Wilson Boulevard Mortgage Loan documents on market terms, the applicable tenant(s) under such lease(s) being in actual, physical occupancy of the space demised under its lease, all contingencies to effectiveness of each such lease have expired or been satisfied, each such lease has commenced and a rent commencement date has been established (without possibility of delay) and, in the lender’s judgment, the applicable Specified Tenant Excess Cash Flow Condition is satisfied in connection therewith.

“Specified Tenant Cure Conditions” means each of the following, as applicable, the applicable Specified Tenant (i) has cured all defaults under the applicable Specified Tenant lease, (ii) is in actual, physical possession of the Specified Tenant space, or applicable portion thereof, and open for business during customary hours and not “dark” in the Specified Tenant space, or applicable portion thereof, (iii) has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect, (iv) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew the applicable Specified Tenant lease in accordance with clause (vi) of the definition of Specified Tenant Trigger Period, the applicable Specified Tenant has renewed or extended the applicable Specified Tenant lease in accordance with the terms of such lease and the 1530 Wilson Boulevard Mortgage Loan documents for a term of at least five years and, in the lender’s judgment, the applicable Specified Tenant Excess Cash Flow Condition is satisfied in connection therewith, (v) with respect to any bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or Specified Tenant lease, is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to final, non-appealable order of a court of competent jurisdiction, and (vi) is paying full, unabated rent under the applicable Specified Tenant lease.

“Specified Tenant Excess Cash Flow Condition” means with respect to curing any Specified Tenant Trigger Period by re-tenanting the applicable Specified Tenant space or renewal/extension of any Specified Tenant lease, sufficient funds have been accumulated in the excess cash flow account (during the continuance of the subject Specified Tenant Trigger Period) to cover all anticipated leasing commissions, tenant improvement costs, tenant allowances, free rent periods, and/or rent abatement periods to be incurred in connection with any such re-tenanting or renewal/extension.

“Specified Tenant Stabilization Conditions” means with respect to curing any Specified Tenant Trigger Period by re-tenanting any Specified Tenant space or by renewal/extension of any Specified Tenant lease, the delivery by the borrowers to the lender of evidence reasonably satisfactory to the lender that all leasing commissions payable in connection with each such lease have been paid and all tenant improvement obligations or other similar landlord obligations have been completed and paid in full, each such tenant has actually commenced paying full contractual rent under the applicable lease and any free rent period or period of partial rent abatements has expired, and each such tenant is open for business in the entirety of its leased premises.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

93

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 8 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,400,000 62.7% 1.54x 9.5%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

94

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 8 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,400,000 62.7% 1.54x 9.5%

KENTUCKY
VIRGINIA
TENNESSEE
NC
NASHVILLE
Smyrna
KNOXVILLE
CHATTANOOGA
HUNTSVILLE
ALABAMA
GEORGIA
SC
Acworth
ATLANTA
BIRMINGHAM
Augusta
MICHIGAN
CANADA
OTTAWA
MONTREAL
Lake Huron
TORONTO
Lake Ontario
NEW YORK
ROCHESTER
SYRACUSE
BUFFALO
Roseville
DETROIT
WINDSOR
Lake Erie
TOLEDO
CLEVELAND
AKRON
PENNSYLVANIA
OHIO
COLUMBUS
PITTSBURGH
Sewickley
NEW YORK
Neptune
PHILADELPHIA
NJ
BALTIMORE
WASH. DC
MD
DE
CINCINNATI
WEST VIRGINIA
LEXINGTON
KY
VIRGINIA
Richmond
NORFOLK
Atlantic Ocean
ARKANSAS
SHREVEPORT
LOUISIANA
JACKSON
MISSISSIPPI
TEXAS
BATON ROUGE
Gonzales
LAFAYETTE
New Iberia
NEW ORLEANS
BEAUMONT
Gulf of Mexico
OKLAHOMA
ARKANSAS
FORT WORTH
DALLAS
Hudson Oaks
Shreveport
LOUISIANA
TEXAS
Waco
Marble Falls
Georgetown
AUSTIN
Katy
Spring
HOUSTON
SAN ANTONIO
Gulf of Mexico
GEORGIA
TALLAHASSEE
JACKSONVILLE
Ponte Vedra
Gainesville
Atlantic Ocean
ORLANDO
TAMPA
Mulberry
ST. PETERSBURG
FLORIDA
Gulf of Mexico
West Palm Beach
FORT LAUDERDALE
MIAMI

| Compass Storage National Portfolio 2.0 | | |
|---|---|---|
| 1 | New Iberia | New Iberia, LA |
| 2 | Ponte Vedra | Ponte Vedra, FL |
| 3 | Hastings-on-Hudson | Hastings-on-Hudson, NY |
| 4 | Roseville | Roseville, MI |
| 5 | Neptune | Neptune, NJ |
| 6 | Spring | Spring, TX |
| 7 | Gainesville | Gainesville, FL |
| 8 | Hudson Oaks | Hudson Oaks, TX |
| 9 | Marble Falls 2 | Marble Falls, TX |
| 10 | Mulberry | Mulberry, FL |
| 11 | Marble Falls 1 | Marble Falls, TX |
| 12 | Sewickley | Sewickley, PA |
| 13 | West Palm Beach 2 | West Palm Beach, FL |
| 14 | Acworth | Acworth, GA |
| 15 | Smyrna | Smyrna, TN |
| 16 | Gonzales | Gonzales, LA |

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

95

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 8 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,400,000 62.7% 1.54x 9.5%
Mortgage Loan Information		Properties Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose(1):	Refinance / Acquisition	Properties Type – Subtype:	Self Storage - Self Storage
Borrower Sponsor(s):	Amsdell Group, LLC	Collateral:	Fee
Borrower(s)(2):	Various	Location(5):	Various, Various
Original Balance(3):	$24,400,000	Year Built / Renovated(5):	Various / Various
Cut-off Date Balance(3):	$24,400,000	Property Management(6):	Various
% by Initial UPB:	3.6%	Size:	1,069,965 SF
Interest Rate:	5.95000%	Appraised Value / Per SF:	$190,410,000 / $178
Note Date:	August 19, 2026	Appraisal Date(7):	Various
Original Term:	60 months	Occupancy(8):	88.1% (as of Various)
Amortization:	Interest Only	UW Economic Occupancy:	88.1%
Original Amortization:	NAP	Underwritten NOI:	$11,285,032
Interest Only Period:	60 months	Underwritten NCF:	$11,118,433
First Payment Date:	October 6, 2026
Maturity Date:	September 6, 2031	Historical NOI
Additional Debt Type(3):	Pari Passu	Most Recent NOI(9):	$10,463,564 (TTM Various)
Additional Debt Balance(3):	$95,000,000	2025 NOI(10):	$10,567,775
Call Protection:	L(26),D(27),O(7)	2024 NOI(10):	$9,412,933
Lockbox / Cash Management:	Springing / Springing	2023 NOI(10):	$9,017,796

Reserves(4)				Financial Information(3)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$112
Taxes:	$580,361	$116,072	NAP	Maturity Date Loan / SF:	$112
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	62.7%
Replacement Reserves:	$0	$13,883	$499,798	Maturity Date LTV:	62.7%
Deferred Maintenance:	$109,422	$0	NAP	UW NOI DY:	9.5%
				UW NCF DSCR:	1.54x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(3)	$119,400,000	90.0%	Purchase Price(1)	$96,556,900	72.7%
Borrower Sponsor Equity	13,334,303	10.0	Loan Payoff(1)	31,315,085	23.6
			Closing Costs	4,172,535	3.1
			Upfront Reserves	689,783	0.5
Total Sources	$132,734,303	100.0%	Total Uses	$132,734,303	100.0%
(1)	Loan proceeds were used to finance the acquisition of eight properties through fundings completed in May and July 2026 and to refinance eight properties in August 2026.
(2)	See “The Borrowers and the Borrower Sponsor” below.
(3)	The Compass Storage National Portfolio 2.0 Mortgage Loan (as defined below) is part of the Compass Storage National Portfolio 2.0 Whole Loan (as defined below), which is comprised of three pari passu promissory notes with an aggregate principal balance as of the Cut-off Date of $119,400,000. Financial Information presented above is based on the Compass Storage National Portfolio 2.0 Whole Loan.
(4)	See “Initial and Ongoing Reserves” below.
(5)	See “Portfolio Summary” below.
(6)	See “Property Management” below.
(7)	Appraisals are as of various dates between March 25, 2026, and June 8, 2026.
(8)	Occupancy dates are as of the underwritten rent rolls dated between May 30, 2026 and July 27, 2026.
(9)	Most Recent NOI represents the rolled-up NOI as of various trailing twelve-month periods ending between January 31, 2026 and June 30, 2026.
(10)	2023 NOI excludes NOI attributable to the New Iberia and Gonzales properties, as financial information was not available due to their recent acquisitions. 2024 NOI excludes NOI attributable to the New Iberia property as this information was not provided by the seller. The increase from 2023 NOI to 2024 NOI is primarily attributable to including financial information for the Gonzales property and the subsequent increase from 2024 NOI to 2025 NOI can be attributed to including financial information for the New Iberia property.

The Loan. The eighth largest mortgage loan (the “Compass Storage National Portfolio 2.0 Mortgage Loan”) is part of a whole loan (the “Compass Storage National Portfolio 2.0 Whole Loan”) evidenced by three pari passu promissory notes that are secured by the borrowers’ fee interests in 16 self-storage properties, totaling 8,682 units and 1,069,965 square feet, located across Florida, Texas, Louisiana, New York, Michigan, New Jersey, Pennsylvania, Georgia, and Tennessee (the “Compass Storage National Portfolio 2.0 Properties”). The Compass Storage National Portfolio 2.0 Whole Loan was originated on August 19, 2026 by Citi Real Estate Funding Inc. The Compass Storage National Portfolio 2.0 Whole Loan has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 5.95000% per annum on an Actual/360 basis. The scheduled maturity date of the Compass Storage National

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

96

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 8 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,400,000 62.7% 1.54x 9.5%

Portfolio 2.0 Whole Loan is September 6, 2031. The Compass Storage National Portfolio 2.0 Mortgage Loan is evidenced by the non-controlling Note A-3 with an outstanding principal balance as of the Cut-off Date of $24,400,000.

The table below identifies the promissory notes that comprise the Compass Storage National Portfolio 2.0 Whole Loan. The relationship between the holders of the Compass Storage National Portfolio 2.0 Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Outside Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Compass Storage National Portfolio 2.0 Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2026-V24 securitization trust. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$65,000,000	$65,000,000	Benchmark 2026-V24	Yes
A-2	$30,000,000	$30,000,000	BBCMS 2026-5C43	No
A-3	$24,400,000	$24,400,000	Benchmark 2026-V25	No
Whole Loan	$119,400,000	$119,400,000

The Properties. The Compass Storage National Portfolio 2.0 Properties consist of 16 self-storage properties, totaling 8,682 units and 1,069,965 square feet, located across Florida, Texas, Louisiana, New York, Michigan, New Jersey, Pennsylvania, Georgia, and Tennessee. The Compass Storage National Portfolio 2.0 Properties were built between 1950 and 2019 and have an average facility size of approximately 66,873 square feet. As of the underwritten rent rolls dated between May 30, 2026 and July 27, 2026, the portfolio was 88.1% occupied based on net rentable square footage (86.7% occupied based on units) and generated a weighted average trailing twelve-month revenue per available square foot ("RevPAF") of $16.12. The Compass Storage National Portfolio 2.0 Properties’ unit mix includes 3,188 non-climate controlled storage units, 5,141 climate-controlled units, 6 commercial units, 346 parking units and one apartment unit, and no individual property accounts for more than 10.2% of UW NOI or 9.3% of total net rentable area.

The following table presents certain information relating to the Compass Storage National Portfolio 2.0 Properties:

Portfolio Summary
Property Name	City, State	Year Built / Renovated(1)	Allocated Whole Loan Amounts ($)	Total SF(2)	Total Occ. %(2)	As-is Appraised Value(1)	UW NOI(2)	% of UW NOI(2)
New Iberia	New Iberia, LA	1984 / 2016	$12,400,000	99,908	88.9%	$18,500,000	$1,149,075	10.2%
Ponte Vedra	Ponte Vedra, FL	2018 / NAP	$11,600,000	83,076	84.9%	$18,140,000	$1,123,758	10.0%
Hastings-on-Hudson	Hastings-on-Hudson, NY	2000 / NAP	$10,775,000	35,988	89.9%	$17,400,000	$1,013,670	9.0%
Roseville	Roseville, MI	2001 / NAP	$9,600,000	76,864	87.0%	$17,200,000	$902,099	8.0%
Neptune	Neptune, NJ	1950 / 2002	$8,200,000	51,889	84.1%	$13,300,000	$797,315	7.1%
Spring	Spring, TX	2005 / NAP	$7,900,000	86,417	89.5%	$12,340,000	$775,580	6.9%
Gainesville	Gainesville, FL	2000-2001 / NAP	$7,300,000	75,345	92.3%	$11,350,000	$678,458	6.0%
Hudson Oaks	Hudson Oaks, TX	2013 / NAP	$7,100,000	62,552	94.5%	$11,200,000	$638,909	5.7%
Marble Falls 2	Marble Falls, TX	2019 / NAP	$7,000,000	65,710	96.0%	$10,500,000	$663,554	5.9%
Mulberry	Mulberry, FL	2007 / 2019	$6,850,000	90,016	76.8%	$13,500,000	$620,237	5.5%
Marble Falls 1	Marble Falls, TX	1997 / NAP	$6,850,000	75,560	91.6%	$12,000,000	$619,539	5.5%
Sewickley	Sewickley, PA	2017 / NAP	$6,800,000	51,326	87.4%	$9,770,000	$655,461	5.8%
West Palm Beach 2	West Palm Beach, FL	2019 / NAP	$6,400,000	88,977	89.8%	$9,300,000	$672,095	6.0%
Acworth	Acworth, GA	1995 / NAP	$3,925,000	42,079	89.0%	$6,030,000	$363,521	3.2%
Smyrna	Smyrna, TN	2012 / NAP	$3,750,000	31,926	85.9%	$5,580,000	$339,721	3.0%
Gonzales	Gonzales, LA	2010 / NAP	$2,950,000	52,333	82.0%	$4,300,000	$272,041	2.4%
Total			$119,400,000	1,069,965	88.1%	$190,410,000	$11,285,032	100.0%
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated between May 30, 2026 and July 27, 2026. Total Occ. % presented above is based on total SF. Occupancy based on self-storage units is 86.7%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

97

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 8 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,400,000 62.7% 1.54x 9.5%

The following table presents certain information relating to the unit mix at the Compass Storage National Portfolio 2.0 Properties:

Compass Storage National Portfolio 2.0 Properties Unit Mix(1)
Property Name	Available Units	% of Available Units	Available SF	% of Available SF	% of Climate Controlled Self-Storage Units	% of Climate Controlled Self-Storage SF	Current Occupancy(2)	TTM RevPAF(3)
New Iberia	955	11.0%	99,908	9.3%	100.0%	100.0%	88.9%	$16.23
Ponte Vedra	596	6.9%	83,076	7.8%	79.5%	60.1%	84.9%	$19.68
Hastings-on-Hudson	436	5.0%	35,988	3.4%	100.0%	100.0%	89.9%	$42.89
Roseville	524	6.0%	76,864	7.2%	30.0%	25.7%	87.0%	$16.77
Neptune	601	6.9%	51,889	4.8%	62.7%	69.7%	84.1%	$23.60
Spring	677	7.8%	86,417	8.1%	41.7%	30.7%	89.5%	$13.61
Gainesville	556	6.4%	75,345	7.0%	60.8%	46.6%	92.3%	$13.75
Hudson Oaks	472	5.4%	62,552	5.8%	100.0%	100.0%	94.5%	$15.92
Marble Falls 2	376	4.3%	65,710	6.1%	45.5%	34.0%	96.0%	$13.83
Mulberry	803	9.2%	90,016	8.4%	49.4%	45.2%	76.8%	$13.42
Marble Falls 1	431	5.0%	75,560	7.1%	37.8%	31.2%	91.6%	$11.57
Sewickley	486	5.6%	51,326	4.8%	35.0%	22.6%	87.4%	$15.66
West Palm Beach 2	729	8.4%	88,977	8.3%	68.0%	48.0%	89.8%	$14.18
Acworth	375	4.3%	42,079	3.9%	0.0%	0.0%	89.0%	$15.23
Smyrna	337	3.9%	31,926	3.0%	51.3%	48.3%	85.9%	$17.17
Gonzales	328	3.8%	52,333	4.9%	24.4%	17.6%	82.0%	$9.18
Total / Wtd. Avg	8,682	100.0%	1,069,965	100.0%	59.2%	49.7%	88.1%	$16.12
(1)	Based on the underwritten rent rolls dated between May 30, 2026 and July 27, 2026.
(2)	Current Occupancy presented above is based on total SF. Current Occupancy for the Compass Storage National Portfolio 2.0 Properties based on self-storage units is 86.7%.
(3)	TTM RevPAF is as of various trailing twelve-month periods ending between January 31, 2026 and June 30, 2026.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

98

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 8 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,400,000 62.7% 1.54x 9.5%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Compass Storage National Portfolio 2.0 Properties:

Cash Flow Analysis(1)
	2023(2)	2024(2)	2025(2)	TTM(3)	UW	UW Per SF
Storage Rental Income	$13,612,416	$15,036,981	$16,814,931	$16,821,631	$16,864,957	$15.76
Net Rental Income	$13,612,416	$15,036,981	$16,814,931	$16,821,631	$16,864,957	$15.76
Vacancy Gross Up	0	0	0	0	2,477,436	$2.32
Gross Potential Rent	$13,612,416	$15,036,981	$16,814,931	$16,821,631	$19,342,393	$18.08
Vacancy	(617,152)	(533,401)	(503,899)	(534,468)	(2,477,436)	($2.32)
Insurance Revenue	133,462	162,311	221,014	223,669	104,793	$0.10
Merchandise	66,915	63,996	58,508	60,297	48,198	$0.05
Other Income(4)	1,285,649	608,031	670,662	675,215	827,530	$0.77
Effective Gross Income	$14,481,289	$15,337,918	$17,261,217	$17,246,343	$17,845,478	$16.68

Management Fee	$645,049	$779,755	$797,929	$783,721	$731,618	$0.68
Real Estate Taxes	1,723,965	1,624,194	1,699,669	1,736,481	1,854,849	$1.73
Insurance	316,290	443,769	569,373	594,623	353,539	$0.33
Payroll	1,093,150	1,235,922	1,359,197	1,372,638	1,391,668	$1.30
General & Administrative	633,060	716,590	857,885	866,889	763,839	$0.71
Other Expenses(5)	1,051,979	1,124,754	1,409,391	1,428,427	1,464,932	$1.37
Total Expenses	$5,463,493	$5,924,984	$6,693,443	$6,782,779	$6,560,445	$6.13

Net Operating Income	$9,017,796	$9,412,933	$10,567,775	$10,463,564	$11,285,032	$10.55
Replacement Reserves	148,378	153,611	166,599	166,599	166,599	$0.16
Net Cash Flow	$8,869,418	$9,259,322	$10,401,175	$10,296,964	$11,118,433	$10.39

Occupancy(6)	NAV	87.7%	83.7%	88.1%	88.1%
NOI Debt Yield(7)	7.6%	7.9%	8.9%	8.8%	9.5%
NCF DSCR(7)	1.23x	1.29x	1.44x	1.43x	1.54x
(1)	Based on the underwritten rent rolls dated between May 30, 2026 and July 27, 2026.
(2)	2023 Net Operating Income excludes Net Operating Income attributable to the New Iberia and Gonzales properties, as financial information was not available due to their recent acquisitions. 2024 Net Operating Income excludes Net Operating Income attributable to the New Iberia property as this information was not provided by the seller. The increase from 2023 Net Operating Income to 2024 Net Operating Income is primarily attributable to including financial information for the Gonzales property and the subsequent increase from 2024 Net Operating income to 2025 Net Operating Income can be attributed to including financial information for the New Iberia property.
(3)	TTM represents the T-12 cash flows ending between January 31, 2026 and June 30, 2026 for the 16 properties.
(4)	Other Income consists of administrative fees, late fees, truck rental income, service charges, convenience fee payments and insurance revenue for select assets.
(5)	Other Expenses include utilities, marketing, repairs and maintenance expenses and cost of sales.
(6)	Historical Occupancies represent the year end occupancy as of December 31 for 2024 and 2025. TTM Occupancy is based on the underwritten rent rolls between May 30, 2026 and July 27, 2026. Underwritten Occupancy represents economic occupancy.
(7)	NOI Debt Yield and NCF DSCR are calculated based on the Compass Storage National Portfolio 2.0 Whole Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

99

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 8 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,400,000 62.7% 1.54x 9.5%

Appraisals. According to the appraisals as of various dates between March 25, 2026 and June 8, 2026, the Compass Storage National Portfolio 2.0 Properties had an aggregate “as is” appraised value of $190,410,000.

Appraisal Valuation Summary (1)
Property	As Is Value	Capitalization Rate
New Iberia	$18,500,000	6.00%
Ponte Vedra	$18,140,000	6.00%
Hastings-on-Hudson	$17,400,000	5.25%
Roseville	$17,200,000	5.50%
Mulberry	$13,500,000	6.25%
Neptune	$13,300,000	5.75%
Spring	$12,340,000	5.50%
Marble Falls 1	$12,000,000	5.50%
Gainesville	$11,350,000	5.75%
Hudson Oaks	$11,200,000	5.50%
Marble Falls 2	$10,500,000	5.50%
Sewickley	$9,770,000	5.75%
West Palm Beach 2	$9,300,000	5.75%
Acworth	$6,030,000	6.00%
Smyrna	$5,580,000	5.50%
Gonzales	$4,300,000	6.75%
Total / Wtd. Avg.	$190,410,000	5.73%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental reports dated between April 20, 2026 and August 4, 2026, there was no evidence of any recognized environmental conditions at any of the 16 Compass Storage National Portfolio 2.0 Properties. According to the Phase I environmental report dated August 4, 2026, the Neptune property, was identified as having a controlled recognized environmental condition (“CREC”) relating to historic fill managed under a deed notice. In addition, according to the Phase I environmental report dated April 20, 2026, the Hastings-on-Hudson property was identified as having a CREC related to closed onsite release cases with evidence of impacts remaining onsite and historical onsite automotive operations. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Markets. The Compass Storage National Portfolio 2.0 Properties are located within Florida (four properties, 27.4% of underwritten NOI), Texas (four properties, 23.9% of underwritten NOI), Louisiana (two properties, 12.6% of underwritten NOI), New York (one property, 9.0% of underwritten NOI), Michigan (one property, 8.0% of underwritten NOI), New Jersey (one property, 7.1% of underwritten NOI), Pennsylvania (one property, 5.8% of underwritten NOI), Georgia (one property, 3.2% of underwritten NOI), and Tennessee (one property, 3.0% of underwritten NOI).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

100

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 8 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,400,000 62.7% 1.54x 9.5%

The following table presents certain geographical information relating to the Compass Storage National Portfolio 2.0 Properties:

Geographic Summary(1)
State	Number of Properties	Square Feet	% of Total Square Feet	UW NOI	% of UW NOI
Florida	4	337,414	31.5%	$3,094,548	27.4%
Texas	4	290,239	27.1%	$2,697,582	23.9%
Louisiana	2	152,241	14.2%	$1,421,116	12.6%
New York	1	35,988	3.4%	$1,013,670	9.0%
Michigan	1	76,864	7.2%	$902,099	8.0%
New Jersey	1	51,889	4.8%	$797,315	7.1%
Pennsylvania	1	51,326	4.8%	$655,461	5.8%
Georgia	1	42,079	3.9%	$363,521	3.2%
Tennessee	1	31,926	3.0%	$339,721	3.0%
Total	16	1,069,965	100.0%	$11,285,032	100.0%
(1)	Based on the underwritten rent rolls dated between May 30, 2026 and July 27, 2026.

The following table includes certain information regarding the demographics of each immediate trade area for the individual Compass Storage National Portfolio 2.0 Properties:

Demographic Summary(1)
		Population(2)		Average Household Income(2)
Property Name	Location	3-Mile	5-Mile	3-Mile	5-Mile
New Iberia	New Iberia, LA	NAV	45,035	NAV	$76,193
Ponte Vedra	Ponte Vedra, FL	28,471	52,586	$202,486	$201,931
Hastings-on-Hudson	Hastings-on-Hudson, NY	125,076	370,544	$178,917	$176,976
Roseville	Roseville, MI	130,179	329,548	$86,994	$84,974
Neptune	Neptune, NJ	72,228	126,102	$135,702	$144,493
Spring	Spring, TX	87,287	250,660	$119,528	$113,735
Gainesville	Gainesville, FL	16,741	50,013	$119,220	$117,361
Hudson Oaks	Hudson Oaks, TX	18,242	34,512	$142,101	$140,562
Marble Falls 2	Marble Falls, TX	NAV	NAV	NAV	NAV
Mulberry	Mulberry, FL	28,666	66,817	$104,693	$114,291
Marble Falls 1	Marble Falls, TX	NAV	NAV	NAV	NAV
Sewickley	Sewickley, PA	28,011	74,457	$207,026	$178,561
West Palm Beach 2	West Palm Beach, FL	164,276	362,827	$89,940	$99,912
Acworth	Acworth, GA	80,086	181,770	$116,859	$119,118
Smyrna	Smyrna, TN	51,073	112,039	$91,667	$99,468
Gonzales	Gonzales, LA	42,078	84,062	$105,856	$115,700
Wtd. Avg. (based on UW NOI)		71,047	159,547	$138,199	$130,676
(1)	Source: Appraisals.
(2)	Population and Average Household Income are 2025 estimates for the Compass Storage National Portfolio 2.0 Properties.

The Borrowers and the Borrower Sponsor. The borrowers are Amsdell Storage Ventures 98, LLC, Amsdell Storage Ventures 102, LLC, Amsdell Storage Ventures 99, LLC, Amsdell Storage Ventures 100, LLC, Amsdell Storage Ventures 101, LLC, Amsdell Storage Ventures 84, LLC, Amsdell Storage Ventures 51, LLC, Amsdell Storage Ventures IV, LLC, Amsdell Storage Ventures XXX, LLC, Amsdell Storage Ventures XLII, LLC, Amsdell Storage Ventures XLVI, LLC and Amsdell Storage Ventures XXIV, LLC, each a Delaware limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Compass Storage National Portfolio 2.0 Whole Loan.

The borrower sponsor is Amsdell Group, LLC (“Amsdell”) and the non-recourse carveout guarantor is Todd C. Amsdell, who is the president and Chief Executive Officer of Amsdell. Founded in 1928, Amsdell is a full service, privately owned real estate company, specializing in the construction, development and management of self-storage facilities, business parks, and related commercial real estate, with a portfolio of 123 self-storage properties located across 15 states.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

101

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 8 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,400,000 62.7% 1.54x 9.5%

Property Management. The Compass Storage National Portfolio 2.0 Properties are managed by Compass Self Storage, LLC, a borrower-affiliated property management company and Extra Space Management, Inc., a third-party property management company.

Initial and Ongoing Reserves. At origination of the Compass Storage National Portfolio 2.0 Whole Loan, the borrowers deposited approximately (i) $580,361 into a reserve account for real estate taxes and (ii) $109,422 into a reserve account for immediate repairs.

Tax Reserve. The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $116,072 per month).

Insurance Reserve. At the option of the lender, if the insurance policies which cover the Compass Storage National Portfolio 2.0 Properties (or any portion thereof) do not constitute an approved blanket or umbrella policy pursuant to the Compass Storage National Portfolio 2.0 Whole Loan documents, or the lender requires the applicable borrower(s) to obtain a separate policy, the borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of an amount which would be sufficient to pay the insurance premiums due for the renewal of the coverage afforded by such policies upon the expiration thereof. At origination of the Compass Storage National Portfolio 2.0 Whole Loan, an acceptable blanket policy was in place.

Replacement Reserve. The borrowers are required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $13,883; provided, however, the borrowers will have no obligation to make the replacement reserve monthly deposit on any monthly payment date if the balance of the replacement reserve funds equals or exceeds 36 months of replacement reserve monthly deposits.

Lockbox / Cash Management. The Compass Storage National Portfolio 2.0 Whole Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrowers are required to establish a lender-controlled lockbox account for the Compass Storage National Portfolio 2.0 Properties (the “Restricted Account”) and thereafter, the borrowers are required to (i) immediately deposit (or cause the property manager to immediately deposit) all revenue derived from the Compass Storage National Portfolio 2.0 Properties into the Restricted Account and (ii) instruct the property manager to deposit, within three business days, all revenue derived from the Compass Storage National Portfolio 2.0 Properties collected by the property manager (other than any tenant insurance premium collected by the property manager pursuant to a self-storage lease on behalf of a third-party tenant insurance provider) and all funds otherwise payable to the borrowers by the property manager into the Restricted Account. All funds deposited into the Restricted Account are required to be transferred on each business day to the borrowers, unless a Trigger Period exists, in which case the funds are required to be transferred each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Compass Storage National Portfolio 2.0 Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Compass Storage National Portfolio 2.0 Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Compass Storage National Portfolio 2.0 Whole Loan. Upon the cure of the applicable Trigger Period, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Compass Storage National Portfolio 2.0 Whole Loan documents, the lender may apply funds to the Compass Storage National Portfolio 2.0 Whole Loan in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Compass Storage National Portfolio 2.0 Whole Loan documents, or (ii) the date that the debt service coverage ratio falls below 1.15x and (B) expiring upon (x) with regard to clause (A)(i) above, the cure (if applicable) of such event of default, and (y) with regard to clause (A)(ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The borrowers have the right at any time (x) after the earlier of (a) the end of the two-year period commencing on the closing date of the last securitization involving any portion of the Compass Storage National Portfolio 2.0 Whole Loan and (b) August 19, 2030, and (y) before the monthly payment date in March 2031, to obtain the release of any one or more of the individual Compass Storage National Portfolio 2.0 Properties, provided that, among other conditions, (i) the Compass Storage National Portfolio 2.0 Whole Loan is partially defeased in an amount equal to the greater of (a) 120% of the allocated loan amount of the related individual Compass Storage National Portfolio 2.0 Properties being released and (b) the net sales proceeds applicable to such individual Compass Storage National Portfolio 2.0 Properties, (ii) after giving effect to the release, the debt service coverage ratio with respect to the remaining Compass Storage National Portfolio 2.0 Properties must be greater than the greater of (a) the debt service coverage ratio of all the related Compass Storage National Portfolio 2.0 Properties immediately prior to the release, and (b) 1.54x, (iii) after giving effect to the release, the debt yield with respect to the remaining Compass Storage National Portfolio 2.0 Properties must be greater than the greater of (a) the debt yield of all the related Compass Storage National Portfolio 2.0 Properties immediately prior to the release, and (b) 9.31%, (iv) after giving effect to the release, the loan-to-value ratio with respect to the remaining Compass Storage National Portfolio 2.0 Properties

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

102

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 8 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,400,000 62.7% 1.54x 9.5%

must be no greater than the lesser of (a) the loan-to-value ratio with respect to all of the related Compass Storage National Portfolio 2.0 Properties immediately prior to the release, and (b) 62.71% and (v) compliance with REMIC related conditions.

In addition, the borrowers have the right, without prepayment or defeasance, but subject to compliance with REMIC related conditions, to (i) make transfers of immaterial portions of the Compass Storage National Portfolio 2.0 Properties to governmental authorities for dedication or public use or to third parties for private use as roadways or for access, ingress or egress, and (ii) grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for signage, use, access, utilities, and telecommunications leases, provided that no such grant, conveyance or encumbrance may materially impair the utility and operation of the Compass Storage National Portfolio 2.0 Properties or have a material adverse effect on the related individual Compass Storage National Portfolio 2.0 Property or the ability of the related borrower to perform its obligations under the Compass Storage National Portfolio 2.0 Whole Loan.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

103

Multifamily – High Rise 636 West 158th Street New York, NY 10032	Collateral Asset Summary – Loan No. 9 636 West 158th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 73.0% 1.20x 7.6%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

104

Multifamily – High Rise 636 West 158th Street New York, NY 10032	Collateral Asset Summary – Loan No. 9 636 West 158th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 73.0% 1.20x 7.6%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

105

Multifamily – High Rise 636 West 158th Street New York, NY 10032	Collateral Asset Summary – Loan No. 9 636 West 158th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 73.0% 1.20x 7.6%

Mortgage Loan Information		Property Information
Loan Seller:	BMO	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily – High Rise
Borrower Sponsor(s):	Javier Martinez	Collateral:	Fee
Borrower(s):	West 158 Street Opportunity, LLC	Location:	New York, NY
Original Balance(1):	$24,000,000	Year Built / Renovated:	2026 / NAP
Cut-off Date Balance(1):	$24,000,000	Property Management:	Artifact Opportunity Holdings, LLC
% by Initial UPB:	3.5%	Size:	120 Units
Interest Rate:	6.19800%	Appraised Value / Per Unit(3):	$128,800,000 / $1,073,333
Note Date:	November 4, 2026	Appraisal Date(3):	July 1, 2026
Original Term:	60 months	Occupancy:	100.0% (as of October 16, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	96.3%
Original Amortization:	NAP	Underwritten NOI:	$7,151,201
Interest Only Period:	60 months	Underwritten NCF:	$7,088,417
First Payment Date:	December 6, 2026
Maturity Date:	November 6, 2031	Historical NOI(4)
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$7,540,049 (T-1 Ann. September 30, 2026)
Additional Debt Balance(1):	$70,000,000	2025 NOI:	NAV
Call Protection(2):	L(24),YM1(29),O(7)	2024 NOI:	NAV
Lockbox / Cash Management:	Springing / Springing	2023 NOI:	NAV

Reserves(5)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$783,333
Taxes:	$122,563	$24,513	NAP	Maturity Date Loan / Unit:	$783,333
Insurance:	$79,625	$15,925	NAP	Cut-off Date LTV:	73.0%
Replacement Reserves:	$0	$2,422	$87,176	Maturity Date LTV:	73.0%
Rollover Reserves:	$0	$2,810	$101,175	UW NOI DY:	7.6%
Deferred Maintenance Reserve:	$2,255	$0	NAP	UW NCF DSCR:	1.20x
Other Income Holdback Reserve:	$252,000	$0	NAP
Debt Service Reserve:	$485,510	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan:(1)	$94,000,000	100.0%	Loan Payoff:	$86,458,890	92.0%
			Closing Costs:	6,428,616	6.8
			Upfront Reserves:	941,953	1.0
			Return of Equity:	170,541	0.2
Total Sources	$94,000,000	100.0%	Total Uses	$94,000,000	100.0%
(1)	The 636 West 158th Street Mortgage Loan (as defined below) is part of a whole loan evidenced by seven pari passu promissory notes with an aggregate original principal balance of $94,000,000. The Financial Information presented in the chart above is based on the 636 West 158th Street Whole Loan (as defined below).
(2)	Prepayment of the 636 West 158th Street Whole Loan is permitted at any time on or after the earlier to occur of (a) three years from the origination date and (b) the expiration of the two-year period commencing with the “startup day” of the final REMIC trust, in whole, but not in part, with payment of the yield maintenance premium. The assumed lockout period of 24 payments is based on the expected Benchmark 2026-V25 securitization trust closing date in November 2026. The actual lockout period may be longer.
(3)	The borrower is in the process of applying for a Section 421-a tax exemption, which has not been approved. The appraisal calculates the net present value of the applied for Section 421- a tax exemption to be approximately $34,620,000, which amount is included in the appraised value set forth in the appraisal.
(4)	2023 NOI, 2024 NOI and 2025 NOI are unavailable due to the 636 West 158th Street Property (as defined below) being built in 2026. See “Cash Flow Analysis” table below for the T-1 Ann. September 30, 2026, financial information.
(5)	See “Initial and Ongoing Reserves” below.

The Loan. The ninth largest mortgage loan (the “636 West 158th Street Mortgage Loan”) is part of a whole loan (the “636 West 158th Street Whole Loan”) evidenced by seven pari passu promissory notes in the aggregate original principal amount of $94,000,000. The 636 West 158th Street Mortgage Loan is evidenced by the non-controlling Notes A-3 and A-7, which have an aggregate outstanding principal balance as of the Cut-off Date of $24,000,000. The 636 West 158th Street Whole Loan is secured by a first mortgage lien on the borrower’s fee simple interest in a 120-unit multifamily property located in New York, NY (the “636 West 158th Street Property”). The 636 West 158th Street Whole Loan has a 60-month interest only term accruing interest at a rate of 6.19800% per annum on an Actual/360 basis. The scheduled maturity date of the 636 West 158th Street Whole Loan is November 6, 2031.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

106

Multifamily – High Rise 636 West 158th Street New York, NY 10032	Collateral Asset Summary – Loan No. 9 636 West 158th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 73.0% 1.20x 7.6%

The 636 West 158th Street Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2026-V25 trust securitization until the controlling note is securitized, at which point it will be serviced pursuant to the pooling and servicing agreement of the securitization to which the controlling note is contributed. The relationship between the holders of notes evidencing the 636 West 158th Street Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” and “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the 636 West 158th Street Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1(1)	$25,000,000	$25,000,000	BMO	Yes
A-2(1)	$15,000,000	$15,000,000	SMC	No
A-3	$15,000,000	$15,000,000	Benchmark 2026-V25	No
A-4(1)	$10,000,000	$10,000,000	BMO	No
A-5(1)	$10,000,000	$10,000,000	BMO	No
A-6(1)	$10,000,000	$10,000,000	BMO	No
A-7	$9,000,000	$9,000,000	Benchmark 2026-V25	No
Whole Loan	$94,000,000	$94,000,000
(1)	Expected to be contributed to one or more future securitizations.

The Property. The 636 West 158th Street Property is a 120-unit, high-rise multifamily property located in New York, NY, approximately 7 miles north of Midtown, Manhattan. The 636 West 158th Street Property was constructed in 2026. The borrower sponsor developed the 636 West 158th Street Property and as of July 2026 total project costs were approximately $92.8 million, excluding subject loan closing costs. A temporary certificate of occupancy was issued in June 2026. Amenities at the 636 West 158th Street Property include a fitness center, rooftop area, courtyard, coworking and conference rooms, dog run, lounge, bike storage, and elevators. Unit amenities include in-unit washer/dryer, dishwashers, electric cooktops, microwaves, and refrigerators. The 636 West 158th Street Property does not have any parking spaces.

As of October 16, 2026, the 636 West 158th Street Property was 100.0% leased. The unit mix consists of 15 studio units, 90 one-bedroom units, and 15 two-bedroom units, with an average unit size of 738 square feet. Average in-place rents are $3,904 per unit per month. The 636 West 158th Street Property was developed under a New York 421-a exemption, which requires certain units to be rent stabilized and regulated by the Department of Homes and Community Renewal. The application for the 421-a exemption has been submitted to the New York City Department of Housing Preservation and Development but has not yet been approved. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus. Additionally, the 636 West 158th Street Mortgaged Property has applied for a future no-action condominium regime for purposes of the 421-a exemption. See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Condominium Interests and Other Shared Interests” in the Preliminary Prospectus.

The ground-floor and below-grade retail component consists of approximately 33,725 SF and is leased to Urgent Medical, which uses its space as medical offices and a childcare facility. The tenant accepted its space, began paying rent in July 2026, and is currently building out its space. Urgent Medical’s lease expires in June 2041.

The following table presents certain information relating to the unit mix at the 636 West 158th Street Property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rental Rate per Unit(2)	Average Monthly Market Rent per Unit(3)
Studio	11	9.2%	11	100.0%	534	$3,400	$3,550
Studio – Affordable	4	3.3%	4	100.0%	684	$2,900	$2,900
1 Bed / 1 Bath	63	52.5%	63	100.0%	736	$4,105	$4,200
1 Bed / 1 Bath – Affordable	27	22.5%	27	100.0%	695	$3,200	$3,200
2 Bed / 2 Bath	10	8.3%	10	100.0%	986	$5,400	$5,600
2 Bed / 2 Bath – Affordable	5	4.2%	5	100.0%	986	$4,100	$4,100
Total/Wtd. Avg.	120	100.0%	120	100.0%	738	$3,904	$3,985
(1)	Based on the underwritten rent roll dated October 16, 2026.
(2)	Average Monthly Rental Rate is based on Occupied Units.
(3)	Based on Market Rent per the underwritten rent roll dated October 16, 2026.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

107

Multifamily – High Rise 636 West 158th Street New York, NY 10032	Collateral Asset Summary – Loan No. 9 636 West 158th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 73.0% 1.20x 7.6%

The following table presents certain information relating to the underwritten net cash flow at the 636 West 158th Street Property:

Cash Flow Analysis
	T-1 Ann.	U/W	U/W Per Unit
In-Place Base Rent(1)	$5,044,040	$5,622,060	$46,851
Vacancy – Residential	0	(168,662)	($1,406)
Bad Debt	0	(28,110)	($234)
Net Rental Income	$5,044,040	$5,425,288	$45,211
Commercial Income(2)	2,563,104	2,639,997	$22,000
Vacancy – Commercial	0	(137,480)	($1,146)
Reimbursements	0	109,606	$913
Net Rental Income	$2,563,104	$2,612,123	$21,768
Other Income	73,920	315,000	$2,625
Effective Gross Income	$7,681,064	$8,352,411	$69,603
Real Estate Taxes(3)	26,946	77,000	$642
Insurance	30,719	182,000	$1,517
Management Fee	32,958	250,572	$2,088
Other Operating Expenses	50,392	691,638	$5,764
Total Expenses	$141,015	$1,201,210	$10,010
Net Operating Income	$7,540,049	$7,151,201	$59,593
Replacement Reserves	0	29,059	$242
TI/LC Reserves	0	33,725	$281
Net Cash Flow	$7,540,049	$7,088,417	$59,070

Occupancy %	100.0%(4)	96.3%(5)
NCF DSCR(6)	1.28x	1.20x
NOI Debt Yield(6)	8.0%	7.6%
(1)	Based on the rent roll dated October 16, 2026.
(2)	The commercial space is 100% leased by Urgent Medical.
(3)	Underwritten Real Estate Taxes reflect the projected 421-a “mini tax” of approximately $45,383, calculated by applying the current Class 2 and Class 4 tax rates to the 636 West 158th Street Property’s fiscal year 2020/2021 assessed value of $374,701, as allocated between the anticipated residential unit and the anticipated commercial unit, plus approximately $31,617 of additional taxes payable on 8.55% of the increase in the assessed value of the commercial unit above its allocated prior assessed value. The 421-a tax exemption has not yet been approved and the related condominium regime has not yet been established. Based on the appraisal, unabated taxes for the 2026/2027 tax year would be $285,902.
(4)	Occupancy based on the underwritten rent roll dated October 16, 2026.
(5)	Occupancy based on economic occupancy.
(6)	NOI Debt Yields and NCF DSCR are based on the 636 West 158th Street Whole Loan.

Appraisal. According to the appraisal, the 636 West 158th Street Property had an “as-is” appraised value of $128,800,000 as of July 1, 2026. The table below shows the appraisal’s “as-is” conclusions. The appraisal takes into account the extraordinary assumption of the Mortgaged Property’s eligibility for the 421-a tax exemption, and calculates the net present value of such applied for 421-a tax exemption to be approximately $34,620,000. If such net present value were to be subtracted from the “as-is” appraised value of $128,800,000, the appraised value of the Mortgaged Property would be $94,180,000.

636 West 158th Street Appraised Value(1)
Property	Appraised Value	Capitalization Rate
636 West 158th Street	$128,800,000	5.25%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental site assessment dated July 9, 2026, there was no evidence of any recognized environmental conditions at the 636 West 158th Street Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

108

Multifamily – High Rise 636 West 158th Street New York, NY 10032	Collateral Asset Summary – Loan No. 9 636 West 158th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 73.0% 1.20x 7.6%

The Market. The 636 West 158th Street Property is located in the Washington Heights neighborhood of Upper Manhattan, within the New York Metro market. The surrounding area is predominantly developed with multifamily residential uses, with office, retail and mixed-use properties located along major commercial corridors. Regional access is provided by the Henry Hudson Parkway and Harlem River Drive, while the George Washington Bridge provides access to New Jersey and points west. Public transportation is provided by the A, C and 1 subway lines, as well as local bus service along major avenues. The surrounding area also benefits from access to schools, hospitals, parks, retail and personal services, with nearby recreational and institutional amenities including Riverbank State Park, Jackie Robinson Park, St. Nicholas Park and City College of New York.

According to the appraisal, the 10032 ZIP Code had a 2025 population of 52,314 and approximately 20,233 households. The 2025 average household income and median household income were approximately $92,790 and $65,254, respectively. The local housing stock is predominantly renter occupied, with approximately 18,262 renter-occupied housing units compared with 1,971 owner-occupied housing units.

The 636 West 158th Street Property is located within the Morningside Heights/Washington Heights apartment submarket. As of the first quarter of 2026, the submarket contained approximately 55,313 apartment units, of which approximately 1,659 units were vacant, resulting in a 3.0% vacancy rate. The submarket reported average asking rents of approximately $3,036 per unit, compared with approximately $3,012 per unit during 2025 and a ten-year average of approximately $2,707 per unit. The first quarter 2026 vacancy rate compares with 3.3% during 2025 and a ten-year average of 3.5%.

The following table presents certain information regarding certain competitive properties to the 636 West 158th Street Property:

Multifamily Rent Comparables(1)
Property Name / Address	Year Built / Renovated	Occupancy	Number of Units	Unit Type	Average Unit Size (SF)	Average Rent Per Unit
636 West 158th Street New York, NY	2026 / NAP	100.0%(2)	120	Studio Studio – Affordable 1BR / 1BA 1BR / 1BA – Affordable 2BR / 2BA 2BR / 2BA - Affordable	534(2) 684(2) 736(2) 695(2) 986(2) 986(2)	$3,400(2) $2,900(2) $4,105(2) $3,200(2) $5,400(2) $4,100(2)
1440 Amsterdam New York, NY	2025 / NAP	97.0%	490	Studio 1BR / 1BA 2BR / 2BA	490 516 817	$3,795 $4,613 $6,018
Sunrose Tower New York, NY	2022 / NAP	94.1%	238	Studio 1BR / 1BA 2BR / 2BA	392 551 758	$3,200 $3,710 $4,950
The Smile New York, NY	2020 / NAP	15.4%	233	Studio 1BR / 1BA 2BR / 1BA	564 751 982	$3,423 $3,575 $5,417
224 West 124th St New York, NY	2023 / NAP	96.0%	168	1BR / 1BA 2BR / 2BA	720 1,050	$4,300 $6,343
The Franklin New York, NY	2024 / NAP	94.2%	52	1BR / 1BA 2BR / 2BA	700 986	$3,717 $4,887
(1)	Source: Appraisal unless otherwise indicated.
(2)	Based on the underwritten rent roll dated October 16, 2026. Average Rent Per Unit is based on Occupied Units.

The Borrower and the Borrower Sponsor. The borrower is West 158 Street Opportunity, LLC, a Delaware limited liability company and single purpose entity with one independent director in its organizational structure.

The borrower sponsor and non-recourse carveout guarantor is Javier Martinez. Javier Martinez is also the founder and principal of the property manager, Artifact Opportunity Holdings, LLC. Artifact Opportunity Holdings, LLC’s current portfolio consists of 22 buildings, with an additional seven buildings under construction and five in the planning or under-contract stages.

Property Management. The property manager is Artifact Opportunity Holdings, LLC, an affiliate of the borrower sponsor.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

109

Multifamily – High Rise 636 West 158th Street New York, NY 10032	Collateral Asset Summary – Loan No. 9 636 West 158th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 73.0% 1.20x 7.6%

Initial and Ongoing Reserves. At origination of the 636 West 158th Street Whole Loan, the borrower deposited approximately (i) $122,563 into a tax escrow reserve, (ii) $79,625 for insurance premiums, (iii) $2,255 into a deferred maintenance reserve, (iv) $252,000 into an other income holdback reserve (equal to the budgeted amenity fee, which represents $200 per month for each occupied free-market unit and $35 per unit per month for Wi-Fi), and (v) $485,510 into a debt service reserve.

Tax Reserves – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the annual estimated taxes that the lender determines will be payable over the next-ensuing 12-month period (initially estimated to be approximately $24,513).

Insurance Reserves – On each monthly payment date, unless the 636 West 158th Street Property is insured under an acceptable blanket policy, the borrower is required to deposit into an insurance reserve account an amount equal to 1/12th of the insurance premiums due for renewal of the coverage afforded by such policies upon expiration thereof (initially estimated to be approximately $15,925). No acceptable blanket policy was in place at origination.

Replacement Reserve – The borrower is required to deposit approximately $2,422 per month upon the first occurrence of the reserve balance falling below $70,000 and thereafter at any time the balance in the replacement reserve account is below $87,176.

TI/LC Reserve – On each payment date the borrower is required to deposit approximately $2,810 into a rollover reserve account, subject to an aggregate cap of $101,175.

Lockbox and Cash Management. The 636 West 158th Street Whole Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (defined below), the borrower is required to establish a lockbox account. The borrower and the property manager are required to deposit all gross revenue from the 636 West 158th Street Property received by them into the lender-controlled lockbox account no later than two business days after receipt; provided, however, that lease termination payments are required to be deposited directly into the rollover reserve account no later than two business days after receipt. So long as no Trigger Period is continuing, amounts on deposit in the lockbox account will be swept on each business day to the borrower’s operating account. During the continuance of a Trigger Period, amounts on deposit in the lockbox account are required to be transferred on each business day to a cash management account controlled by the lender. Funds deposited into the cash management account are required to be applied in accordance with the 636 West 158th Street Whole Loan documents, including to fund applicable tax and insurance deposits, debt service, required reserve deposits, budgeted operating expenses and approved extraordinary expenses. Any remaining excess cash flow is generally required to be deposited into an excess cash reserve account and held as additional collateral until the applicable Trigger Period is cured; provided that, during a Trigger Period resulting solely from a Lease Sweep Period (as defined below), such excess cash flow is required to be deposited into the applicable lease sweep reserve account.

A “Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence of an event of default, (ii) from and after the payment date occurring in May, 2027, the debt service coverage ratio being less than 1.10x for two consecutive calendar quarters, and (iii) a Lease Sweep Period; and (B) expiring upon (x) with regard to any Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default and (y) with regard to any Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio has been equal to or greater than 1.15x for two consecutive calendar quarters, and (z) with respect to a Trigger Period continuing pursuant to clause (iii), such Lease Sweep Period has ended. Notwithstanding the foregoing, a Trigger Period will not be deemed to expire in the event that a Trigger Period then exists for any other reason.

A “Lease Sweep Period” commences on the first payment date following the occurrence of any of the following: (a) with respect to each Lease Sweep Lease (as defined below), earliest to occur of (i) 12 months prior to the earliest stated expiration (including the stated expiration of any renewal term) of a Lease Sweep Lease, (ii) upon the date the lease sweep tenant is required to give notice of its renewal, and (iii) the date that any lease sweep tenant gives notice of its intention not to renew or extend its lease, (b) the receipt by the borrower or property manager of notice from any tenant under a Lease Sweep Lease exercising any right to terminate its Lease Sweep Lease, (c) the date the lease sweep tenant’s lease is surrendered, cancelled, or terminated, (d) the date the lease sweep tenant goes dark, vacates, or ceases to occupy its leased space, (e) the default of the lease sweep tenant under its lease beyond any applicable cure periods, or (f) the occurrence of a lease sweep tenant insolvency proceeding.

A Lease Sweep Period will end with respect to clauses (a), (b), (c) and (d), upon the occurrence of an Acceptable Lease Sweep Lease Event (as defined below). With respect to clause (b), the termination is irrevocably waived by the tenant, with respect to clause (d), the tenant has re-commenced its operations for a period of six consecutive months, with respect to clause (e) the date the subject default has been cured and no other default has occurred for a period of six consecutive months, with respect to clause (f) either (1) the applicable insolvency proceeding has terminated or (2) the applicable lease has been assumed and assigned to a third party in a manner reasonably satisfactory to the lender.

A “Lease Sweep Lease” means either the medical tenant lease or any renewal or replacement lease with respect to all or a portion of the space leased under such lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

110

Multifamily – High Rise 636 West 158th Street New York, NY 10032	Collateral Asset Summary – Loan No. 9 636 West 158th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 73.0% 1.20x 7.6%

An “Acceptable Lease Sweep Lease Event” means the entirety of the lease sweep space is leased under one or more qualified leases and each of the following have been satisfied: (A) the borrower has delivered to lender an officer’s certificate attaching a complete copy of such qualified lease(s) and confirming the same to be a true, correct and complete copy thereof, and confirming that: (i) the applicable tenant(s) have accepted possession of the space under such qualified lease(s), (ii) the applicable tenant(s) occupy all of the leased space, are open for business and are paying regularly scheduled base rent in accordance with such qualified lease(s), without abatement, offset or credit, and any free rent periods have expired, (iii) the applicable tenant(s) or their corporate parent(s) are not subject to a bankruptcy action, (iv) all required tenant improvements under such qualified lease(s) have been completed in accordance with the applicable plans and accepted by the tenant(s), (v) all construction costs have been paid in full or reserved for pursuant to the loan agreement, (vi) all conditions to the effectiveness of such qualified lease(s) have been satisfied, and (vii) all leasing commissions, tenant improvement obligations or allowances, concessions, rebates and similar landlord obligations under such qualified lease(s) have been completed and paid in full, and (B) at lender’s option, the applicable tenant(s) have delivered a tenant estoppel certificate reasonably satisfactory to lender confirming that the conditions set forth in clauses (A)(i) through (vii) have been satisfied.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

111

Industrial – Warehouse/Manufacturing 458 2nd Avenue Tiffin, OH 44883	Collateral Asset Summary – Loan No. 10 Kreate Tiffin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 55.2% 1.95x 14.9%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

112

Industrial – Warehouse/Manufacturing 458 2nd Avenue Tiffin, OH 44883	Collateral Asset Summary – Loan No. 10 Kreate Tiffin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 55.2% 1.95x 14.9%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

113

Industrial – Warehouse/Manufacturing 458 2nd Avenue Tiffin, OH 44883	Collateral Asset Summary – Loan No. 10 Kreate Tiffin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 55.2% 1.95x 14.9%

Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Industrial - Warehouse/Manufacturing
Borrower Sponsor(s):	LCN North American Fund IV REIT	Collateral:	Fee
Borrower(s):	KRT Tiffin (OH) LLC	Location:	Tiffin, OH
Original Balance:	$22,700,000	Year Built / Renovated:	1955, 1983, 1992 / NAP
Cut-off Date Balance:	$22,700,000	Property Management:	Self-Managed
% by Initial UPB:	3.3%	Size:	543,010 SF
Interest Rate:	6.99000%	Appraised Value (As Is) / Per SF(3):	$41,100,000 / $76
Note Date:	August 28, 2026	Appraisal Date:	July 20, 2026
Original Term:	60 months	Occupancy:	100.0% (as of November 6, 2026)
Amortization:	Interest Only - ARD	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$3,387,896
Interest Only Period:	60 months	Underwritten NCF:	$3,143,542
First Payment Date:	October 6, 2026
Anticipated Repayment Date(1):	September 6, 2031	Historical NOI(4)
Additional Debt Type:	NAP	Most Recent NOI:	NAV
Additional Debt Balance:	NAP	2025 NOI:	NAV
Call Protection:	L(26),D(29),O(5)	2024 NOI:	NAV
Lockbox / Cash Management:	Hard / In Place	2023 NOI:	NAV

Reserves(2)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$42
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$42
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	55.2%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV:	55.2%
TI / LC:	$0	Springing	NAP	UW NOI DY:	14.9%
				UW NCF DSCR:	1.95x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan:	$22,700,000	54.2%	Purchase Price:(4)	$41,000,000	97.9%
Sponsor Equity:	19,167,227	45.8	Closing Costs:	867,227	2.1

Total Sources	$41,867,227	100.0%	Total Uses	$41,867,227	100.0%
(1)	The Kreate Tiffin Mortgage Loan (as defined below) is structured with an anticipated repayment date of September 6, 2031 (the “ARD”) and a final maturity date of September 6, 2033 (the “Final Maturity Date”). From and after the ARD, the Kreate Tiffin Mortgage Loan will bear interest at a rate per annum (the “Adjusted Interest Rate”) equal to the greater of (i) the Initial Interest Rate (as defined below) plus 3.00% or (ii) the Treasury Rate (as defined below) plus 2.50%, provided that Accrued Interest (as defined below) will be deferred as described below.
(2)	See “Initial and Ongoing Reserves” below.
(3)	The appraisal also determined a dark value as of July 20, 2026, assuming the Kreate Tiffin Property (as defined below) is vacant, of $29,300,000.
(4)	Historical NOI is not available as the borrower acquired the Kreate Tiffin Property in a sale-leaseback transaction.

The Loan. The tenth largest mortgage loan (the “Kreate Tiffin Mortgage Loan”) is secured by the borrower’s fee interest in a 543,010 square foot industrial property located in Tiffin, Ohio (the “Kreate Tiffin Property”). The Kreate Tiffin Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $22,700,000. The Kreate Tiffin Mortgage Loan was originated on August 28, 2026 by CREFI and accrues interest through the ARD at a fixed rate of 6.99000% per annum (the “Initial Interest Rate”), on an Actual/360 basis. From and after the ARD, the Kreate Tiffin Mortgage Loan will bear interest at the Adjusted Interest Rate, which is a per annum rate equal to the greater of 3.00% in excess of the Initial Interest Rate and 2.50% in excess of the Treasury Rate. The Kreate Tiffin Mortgage Loan has an initial term of five years to the ARD and a seven-year term to the Final Maturity Date and is interest-only for the full term to the Final Maturity Date (except as described below with respect to application of excess cash flow to principal following the ARD). The ARD of the Kreate Tiffin Mortgage Loan is September 6, 2031 and the scheduled Final Maturity Date of the Kreate Tiffin Mortgage Loan is September 6, 2033. Following the ARD, only interest at the Initial Interest Rate will be required to be paid currently, and payment of interest accrued at the excess of the Adjusted Interest Rate over the Initial Interest Rate (“Accrued Interest”) will be deferred, and all excess cash flow from the Kreate Tiffin Property will be applied (i) first to reduce the outstanding principal balance of the Kreate Tiffin Mortgage Loan to zero (without payment of any prepayment fee or yield maintenance premium) and (ii) to pay Accrued Interest until reduced to zero.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

114

Industrial – Warehouse/Manufacturing 458 2nd Avenue Tiffin, OH 44883	Collateral Asset Summary – Loan No. 10 Kreate Tiffin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 55.2% 1.95x 14.9%

The “Treasury Rate” means, as of the ARD, the yield, calculated by linear interpolation (rounded to the nearest 0.001%) of the yields of non-callable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the Final Maturity Date, as determined by the lender on the basis of Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Governmental Security/Treasury Constant Maturities, or other recognized source of financial market information selected by the lender.

The Property. The Kreate Tiffin Property is a 543,010-square-foot, rail-served industrial warehouse and manufacturing facility located in Tiffin, Ohio. The Kreate Tiffin Property was originally constructed in 1955 and expanded through 1983 and 1992 and consists of a single industrial building situated on a 35.56-acre site, of which approximately 3.45% of the total net rentable area is office space. The Kreate Tiffin Property features 14- to 22-foot clear heights, 16 dock-high loading positions, two drive-in doors, active rail service, heavy power infrastructure, and 220 surface parking spaces, resulting in a parking ratio of approximately 0.41 spaces per 1,000 square feet.

The borrower acquired the Kreate Tiffin Property as part of a sale-leaseback transaction, with Findlay Machine & Tool, LLC d/b/a Kreate ("Kreate") contractually committing to invest approximately $24 million into the Kreate Tiffin Property. Planned improvements include structural, building envelope, site, interior, mechanical, electrical, plumbing, and fire protection upgrades, as well as the installation of manufacturing and automation equipment. Upon completion, the improvements are expected to support the consolidation of Kreate's operations at the Kreate Tiffin Property.

As of November 6, 2026, the Kreate Tiffin Property was 100.0% leased to Kreate pursuant to a lease scheduled to expire in August 2051.

Sole Tenant. The Kreate Tiffin Property is 100.0% leased to Kreate.

Kreate (543,010 square feet; 100.0% of net rentable area; 100.0% of underwritten rent). Kreate is a privately held product development, engineering, and manufacturing company that operates as a vertically integrated product lifecycle partner, providing services spanning market research, product innovation, industrial design, engineering, prototyping, tooling, manufacturing, packaging, distribution, and commercialization. Kreate designs, develops, and manufactures products sold exclusively through The Home Depot, including products marketed under the HDX, Husky, StyleWell, Vigoro, and Glacier Bay brand families. Kreate has occupied the Kreate Tiffin Property since August 2026 and is subject to a lease scheduled to expire in August 2051, with two, ten-year renewal options and no tenant termination rights.

The following table presents certain information relating to the sole tenant at the Kreate Tiffin Property:

Tenant Summary(1)
Tenant	Credit Rating (Fitch/Moody's/S&P)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Lease Expiration	Term. Option (Y/N)(2)	Renewal Option
Kreate	NR/NR/NR	543,010	100.0%	$3,644,029	$6.71	100.0%	8/27/2051	N	2 x 10yr
Total Sole Tenant		543,010	100.0%	$3,644,029	$6.71	100.0%
Vacant		0	0.0%
Total		543,010	100.0%
(1)	Based on the underwritten rent roll dated November 6, 2026, and inclusive of $97,529 of contractual rent steps through August 28, 2027.
(2)	Term. Option (Y/N) denotes unilateral tenant termination rights. Other tenant termination or contraction rights may exist. See also “Description of the Mortgage Pool--Tenant Issues—Lease Expirations and Terminations” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

115

Industrial – Warehouse/Manufacturing 458 2nd Avenue Tiffin, OH 44883	Collateral Asset Summary – Loan No. 10 Kreate Tiffin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 55.2% 1.95x 14.9%

The following table presents certain information relating to the lease rollover schedule at the Kreate Tiffin Property, based on the initial lease expiration date:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032	0	0.0%	0.0%	$0	0.0%	$0.00	0
2033	0	0.0%	0.0%	$0	0.0%	$0.00	0
2034	0	0.0%	0.0%	$0	0.0%	$0.00	0
2035	0	0.0%	0.0%	$0	0.0%	$0.00	0
2036 & Beyond	543,010	100.0%	100.0%	$3,644,029	100.0%	$6.71	1
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	543,010	100.0%		$3,644,029	100.0%	$6.71	1
(1)	Based on the underwritten rent roll dated November 6, 2026, and inclusive of $97,529 of contractual rent steps through August 28, 2027.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

116

Industrial – Warehouse/Manufacturing 458 2nd Avenue Tiffin, OH 44883	Collateral Asset Summary – Loan No. 10 Kreate Tiffin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 55.2% 1.95x 14.9%

The following table presents certain information relating to the underwritten net cash flow at the Kreate Tiffin Property:

Cash Flow Analysis(1)(2)
	UW	UW PSF
Base Rent	$3,546,500	$6.53
Contractual Rent Steps(3)	97,529	$0.18
Reimbursements	1,478,623	$2.72
Gross Potential Income	$5,122,651	$9.43
Economic Vacancy & Credit Loss	(256,133)	($0.47)
Effective Gross Income	$4,866,519	$8.96

Real Estate Taxes	$816,766	$1.50
Management Fee	145,996	$0.27
Insurance	81,452	$0.15
Utilities	135,753	$0.25
Other Expenses(4)	298,656	$0.55
Total Operating Expenses	$1,478,623	$2.72

Net Operating Income	$3,387,896	$6.24
Replacement Reserves	108,602	$0.20
TI/LC	135,753	$0.25
Net Cash Flow	$3,143,542	$5.79

Occupancy (%)	95.0%(5)
NCF DSCR	1.95x
NOI Debt Yield	14.9%
(1)	Underwritten Base Rent is based on the underwritten rent roll dated November 6, 2026.
(2)	Historical financial information is not available as the borrower acquired the Kreate Tiffin Property in a sale-leaseback transaction.
(3)	Contractual Rent Steps are inclusive of $97,529 of rent steps through August 28, 2027.
(4)	Other Expenses include repairs and maintenance and general and administrative expenses.
(5)	Represents economic occupancy.

Appraisal. According to the appraisal, the Kreate Tiffin Property had an “As-Is” appraised value of $41,100,000 as of July 20, 2026. The appraisal also concluded to a hypothetical “Go-Dark” value as of July 20, 2026 of $29,300,000.

Kreate Tiffin Appraised Value(1)
Property	Value	Capitalization Rate
Kreate Tiffin	$41,100,000	8.50%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated May 11, 2026, there was no evidence of any recognized environmental conditions at the Kreate Tiffin Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

117

Industrial – Warehouse/Manufacturing 458 2nd Avenue Tiffin, OH 44883	Collateral Asset Summary – Loan No. 10 Kreate Tiffin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 55.2% 1.95x 14.9%

The Market. The Kreate Tiffin Property is located at 458 2nd Avenue in Tiffin, Ohio, and is located approximately 50.3 miles southeast of Toledo, 89.2 miles northwest of Columbus, 94.9 miles southwest of Cleveland and 106 miles south of Detroit. According to the appraisal, primary access to the Kreate Tiffin Property is provided by US Highway 224 with the nearest interchange located approximately 2.1 miles from the Kreate Tiffin Property. The Kreate Tiffin Property is also served by active rail infrastructure and is situated within an industrial corridor characterized by a mix of manufacturing, warehouse, commercial, and residential development.

According to a third-party market research report, the Kreate Tiffin Property is located in the Seneca County industrial submarket of the Tiffin, Ohio market. As of October 29, 2026, the Seneca County industrial submarket had a total inventory of 10,395,946 square feet, an overall vacancy rate of 0.7%, and market asking rent of $4.48 per square foot.

According to the appraisal, the 2026 population within a one-, three- and five-mile radius of the Kreate Tiffin Property was 5,843, 20,859, and 24,885, respectively. The average household income within the same radii was $69,485, $79,336, and $82,497, respectively.

The following table presents information relating to comparable industrial leases for the Kreate Tiffin Property:

Market Analysis – Industrial Lease Comparables(1)
Property Name / Address	Distance from Subject	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (yrs)	NNN Rent (PSF)
Kreate Tiffin(2)	-	Kreate	543,010	Aug-26	25.0	$6.53
458 2nd Avenue
Tiffin, OH
1207 Cheney Avenue	42.0 mi	PTG USA Inc	164,856	May-25	10.0	$5.50
Marion, OH
Reich Bros	53.3 mi	FCA US LLC	80,000	Jan-25	5.0	$7.75
Toledo, OH
1899 Cottage Street	55.4 mi	Mid Ohio Roto-Mold	134,000	Jun-25	7.0	$4.20
Ashland, OH
Paragon Parkway	67.9 mi	School Specialty	314,736	Oct-24	5.0	$5.10
Mansfield, OH
4676 Erie Avenue SW	104.0 mi	ARE Accessories	369,616	Oct-24	10.8	$5.25
Navarre, OH
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated November 6, 2026. NNN Rent (PSF) is exclusive of rent steps.

The Borrower and the Borrower Sponsor. The borrower is KRT Tiffin (OH) LLC, a Delaware limited liability company and special purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Kreate Tiffin Mortgage Loan.

The non-recourse carveout guarantor and borrower sponsor is LCN North American Fund IV REIT which is an affiliate of LCN Capital Partners (“LCN”). LCN is a private real estate investment firm focused on originating and investing in sale-leaseback and build-to-suit transactions involving corporate real estate. Founded in 2011, LCN specializes in providing long-term capital solutions to corporate occupiers through direct real estate acquisitions and sale-leaseback transactions. According to LCN, the firm currently manages six portfolios across North America and Europe.

Property Management. The Kreate Tiffin Property is self-managed.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

118

Industrial – Warehouse/Manufacturing 458 2nd Avenue Tiffin, OH 44883	Collateral Asset Summary – Loan No. 10 Kreate Tiffin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 55.2% 1.95x 14.9%

Initial and Ongoing Reserves. At origination of the Kreate Tiffin Mortgage Loan, the borrower was not required to deposit any amounts into any reserves.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period, provided that if either (i) a Trigger Period (as defined below) is not then continuing or (ii) either the borrower or the Specified Tenant has timely paid real estate taxes directly to the appropriate taxing authority and provided evidence reasonably satisfactory to the lender of such payment within three business days after the lender’s request therefor, the borrower is not required to make any deposit to such tax reserve.

Insurance Reserve – If the liability or casualty policy maintained by the borrower covering the Kreate Tiffin Property does not constitute an approved blanket or umbrella policy, or the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies, provided that if either (i) a Trigger Period is not then continuing or (ii) either the borrower or the Specified Tenant has timely paid insurance premiums due on the appropriate insurance policies to the issuer of such policies and provided evidence reasonably satisfactory to the lender of such payment within five business days after the lender’s request therefor, the borrower is not required to make any deposit to such insurance reserve.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $9,050; provided, however, that so long as (i) the Specified Tenant’s lease is in full force and effect and continues to be “triple net”, (ii) there are no uncured defaults thereunder beyond any applicable cure period and (iii) either no Trigger Period is then continuing or there is no failure of the borrower or the Specified Tenant to maintain the Kreate Tiffin Property in good and safe condition and repair (which continues for 15 days after written notice by the lender), the borrower is not required to make any deposit to such replacement reserve.

Leasing Reserve – On each monthly payment date occurring during the continuance of a Trigger Period, the borrower is required to deposit into a leasing reserve for future tenant improvements and leasing commissions, on a monthly basis, approximately $11,313.

Lockbox / Cash Management. The Kreate Tiffin Mortgage Loan is structured with a hard lockbox and in-place cash management. At origination of the Kreate Tiffin Mortgage Loan, the borrower was required to establish a lender-controlled lockbox account and is thereafter required to, on each business day, promptly deposit, or cause the property manager to promptly deposit, all revenue generated by the Kreate Tiffin Property into such lender-controlled lockbox account. At origination, the borrower was required to send a notice to the sole tenant occupying space at the Kreate Tiffin Property directing it to pay all rent and other sums due under the applicable lease into the lockbox account. All funds deposited into the lockbox are required to be swept on each business day to a cash management account under the control of the lender, to be applied and disbursed in accordance with the Kreate Tiffin Mortgage Loan documents; and during the continuance of a Trigger Period, all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Kreate Tiffin Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Kreate Tiffin Mortgage Loan; provided, that from and after the ARD, all funds on deposit in such excess cash flow account are required to be applied by the lender in the following order of priority; (i) first, to the reduction of the principal balance of the Kreate Tiffin Mortgage Loan (excluding any Accrued Interest) until the principal balance of the Kreate Tiffin Mortgage Loan (excluding any Accrued Interest) is zero, and (ii) second, to the payment of Accrued Interest until the outstanding amount of Accrued Interest is zero. Upon an event of default under the Kreate Tiffin Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio (“DSCR”) falling below 1.20x, (iii) the occurrence of a Specified Tenant Trigger Period (as defined below); and (iv) the ARD; and (B) expiring upon, with regard to any Trigger Period commenced in connection with (x) clause (i) above, the cure (if applicable) of such event of default, (y) clause (ii) above, the date that the DSCR is equal to or greater than 1.25x for one calendar quarter and (z) clause (iii) above, a Specified Tenant Trigger Period expiring in accordance with the terms of the Kreate Tiffin Mortgage Loan documents. A Trigger Period will remain in effect from and after the ARD.

A “Specified Tenant Trigger Period” commences upon the first to occur of (i) the Specified Tenant being in default under the applicable Specified Tenant’s lease and continues beyond any applicable notice and cure period, (ii) the Specified Tenant failing to be in actual, physical possession of the Specified Tenant’s space, and conducting its business in more than 75% of the aggregate square footage of the Specified Tenant’s space, except for force majeure events and temporary closures permitted under the Specified Tenant’s lease for alterations, maintenance, restoration, and/or repairs, which shall not be included in determining whether the Specified Tenant has satisfied the foregoing requirement of this clause (ii), until the date that is 120 days following the date thereof, (iii) the Specified Tenant giving notice that it is terminating its lease for all or any portion of the Specified Tenant’s space prior to its stated expiration date, (iv) any termination or cancellation of any Specified Tenant’s lease (or any guaranty or similar instrument furnished thereunder) (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant’s lease (or any guaranty or similar instrument furnished thereunder) failing to otherwise be in full force and effect or (v) any bankruptcy or similar insolvency of Specified Tenant (or any guarantor(s) of the applicable related Specified Tenant’s lease(s), including, without limitation, the lease executed by Findlay Machine & Tool).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

119

Industrial – Warehouse/Manufacturing 458 2nd Avenue Tiffin, OH 44883	Collateral Asset Summary – Loan No. 10 Kreate Tiffin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,700,000 55.2% 1.95x 14.9%

A Specified Tenant Trigger Period expires upon the occurrence of the lender’s receipt of evidence reasonably acceptable to it of: (1) with respect to clause (i) above, all defaults under the applicable Specified Tenant’s lease having been cured, (2) with respect to clause (ii) above, the applicable Specified Tenant is in actual, physical possession of the Specified Tenant’s space, and is conducting its business in more than 75% of the aggregate square footage of the Specified Tenant’s space, (3) with respect to clause (iii) above, the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant’s lease and has re-affirmed the applicable Specified Tenant’s lease as being in full force and effect, (4) with respect to clause (iv) above, the occurrence of each Specified Tenant Replacement Lease Condition (as defined below), and (5) with respect to clause (v) above, the applicable Specified Tenant (or any guarantor(s) of the applicable related lease(s), including, without limitation, the lease executed by Findlay Machine & Tool) is no longer insolvent or subject to any bankruptcy or insolvency proceedings and the applicable Specified Tenant’s lease (or any guaranty or similar instrument furnished thereunder) has been affirmed, assumed or assigned pursuant to final, non-appealable order of a court of competent jurisdiction.

“Specified Tenant Replacement Lease Conditions” means, with respect to the applicable replacement Specified Tenant’s lease, the satisfaction of each of the following: (a) at least 75% of the Specified Tenant’s space has been leased to a single tenant under a lease entered into in compliance with the Kreate Tiffin Mortgage Loan documents for an initial lease term of at least five years, (b) the tenant under such new lease has accepted possession of the space demised under its lease and is paying full, unabated rent due under its lease, and (c) all landlord leasing obligations under each such new lease to be satisfied as a condition to rent commencement have been paid and if any landlord leasing obligations shall become payable after rent commencement, the borrower has deposited with the lender amounts sufficient to pay such unpaid landlord leasing obligations (which sums relating to any applicable new lease are required to be disbursed to the borrower from time to time in the same manner applicable to the leasing reserve funds).

A “Specified Tenant” means, as applicable, (a) Findlay Machine & Tool, together with its permitted successors and assigns, (b) any replacement tenant of Findlay Machine & Tool approved in accordance with the Kreate Tiffin Mortgage Loan documents, or (c) any parent or affiliate of any of the foregoing providing credit support or a guaranty under the applicable Specified Tenant’s lease.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

120

Multifamily – Garden Various San Antonio, TX 78228	Collateral Asset Summary – Loan No. 11 Oakbrook Crossing & Panorama Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,400,000 62.2% 1.37x 10.8%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Garden
Borrower Sponsor(s):	David Yshua and Yehuda Dershowitz	Collateral:	Fee
Borrower(s):	Panorama Apartments LLC and Oakbrook Crossing LLC	Location:	San Antonio, TX
Original Balance:	$22,400,000	Year Built / Renovated(2):	Various / 2023-2026
Cut-off Date Balance:	$22,400,000	Property Management:	Silverstone Management, LLC
% by Initial UPB:	3.3%	Size(2):	308 Units
Interest Rate:	7.51000%	Appraised Value / Per Unit:	$36,000,000 / $116,883
Note Date:	September 18, 2026	Appraisal Date:	April 7, 2026
Original Term:	60 months	Occupancy(2):	95.5% (as of September 3, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	93.6%
Original Amortization:	NAP	Underwritten NOI(2):	$2,413,641
Interest Only Period:	60 months	Underwritten NCF:	$2,336,641
First Payment Date:	November 6, 2026
Maturity Date:	October 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(3):	$2,407,500 (TTM June 30, 2026)
Additional Debt Balance:	NAP	2025 NOI(3):	$2,180,127
Call Protection:	L(25),D(28),O(7)	2024 NOI(3):	$1,666,030
Lockbox / Cash Management:	Springing / Springing	2023 NOI:	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$72,727
Taxes:	$387,845	$43,094	NAP	Maturity Date Loan / Unit:	$72,727
Insurance:	$129,459	$16,182	NAP	Cut-off Date LTV:	62.2%
Replacement Reserves:	$0	$6,417	NAP	Maturity Date LTV:	62.2%
Deferred Maintenance:	$141,606	$0	NAP	UW NOI DY:	10.8%
Other(1):	$0	Springing	NAP	UW NCF DSCR:	1.37x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan:	$22,400,000	99.8%	Loan Payoff:	$20,582,832	91.7%
Sponsor Equity:	40,641	0.2	Closing Costs:	1,198,898	5.3
			Upfront Reserves:	658,910	2.9
Total Sources	$22,440,641	100.0%	Total Uses	$22,440,641	100.0%
(1)	Other Monthly Reserves is comprised of a springing Panorama Swimming Pool Reserve. If the swimming pool at the Panorama Apartments property is not operational and open for use by the tenants within seven days of the monthly payment date in May 2027, the borrower is required to deposit an amount equal to $25,000.
(2)	See “Portfolio Summary” below.
(3)	The increase from 2024 NOI through the Most Recent NOI can primarily be attributed to the lease up of the portfolio following the extensive renovation of the properties from 2023 to 2026.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

121

Multifamily – Garden Various San Antonio, TX 78228	Collateral Asset Summary – Loan No. 11 Oakbrook Crossing & Panorama Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,400,000 62.2% 1.37x 10.8%

The following table presents certain information relating to the Oakbrook Crossing & Panorama Apartments properties:

Portfolio Summary
Property Name	City, State(1)	Year Built / Renovated(1)	# of Units(2)	Occupancy(2)	Allocated Cut-off Date Balance	% of Allocated Cut-off Date Balance	UW NOI(2)	% of UW NOI(2)	Appraised Value(1)
Panorama Apartments	San Antonio, TX	1976-1977 / 2023-2026	178	95.5%	$13,100,000	58.5%	$1,413,815	58.6%	$20,800,000
Oakbrook Crossing	San Antonio, TX	1967 / 2023-2026	130	95.4%	$9,300,000	41.5%	$999,825	41.4%	$15,200,000
Total/ Wtd. Avg			308	95.5%	$22,400,000	100.0%	$2,413,641	100.0%	$36,000,000
(1)	Source: Appraisals, unless otherwise indicated.
(2)	Based on the underwritten rent rolls dated September 3, 2026.

The following table presents certain information relating to the unit mix at the Oakbrook Crossing & Panorama Apartments properties:

Portfolio Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupied Units	Occupancy	Sq. Ft.	Average Monthly Rent Per Unit(1)	Average Monthly Market Rent Per Unit
Panorama Apartments(2)
Studio	49	15.9%	44	89.8%	416	$767	$780
1 BR / 1 BA	56	18.2%	54	96.4%	654	$901	$907
2 BR / 1 BA	22	7.1%	22	100.0%	902	$1,217	$1,221
2 BR / 2 BA	31	10.1%	30	96.8%	965	$1,285	$1,286
3 BR / 1 BA	16	5.2%	16	100.0%	1,001	$1,350	$1,350
3 BR / 1.5 BA	4	1.3%	4	100.0%	1,001	$1,369	$1,375
Property Total / Wtd Avg.	178	57.8%	170	95.5%	712	$1,028	$1,027
Oakbrook Crossing
1 BR / 1 BA	72	23.4%	70	97.2%	588	$861	$870
2 BR / 1 BA	56	18.2%	52	92.9%	792	$1,083	$1,091
3 BR / 1 BA	2	0.6%	2	100.0%	986	$1,250	$1,300
Property Total / Wtd Avg.	130	42.2%	124	95.4%	682	$960	$972
Portfolio Total / Wtd Avg.	308	100.0%	294	95.5%	700	$1,000	$1,004
(1)	Based on the underwritten rent rolls dated September 3, 2026. Average Monthly Rent Per Unit is based on occupied units.
(2)	42 units at the Panorama Apartments property, accounting for 13.6% of total units and 15.1% of total underwritten base rent of the Oakbrook Crossing & Panorama Apartments properties are operating on month-to-month leases.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

122

Multifamily – Garden Various San Antonio, TX 78228	Collateral Asset Summary – Loan No. 11 Oakbrook Crossing & Panorama Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,400,000 62.2% 1.37x 10.8%

The following table presents certain information relating to the historical operating performance and the underwritten net cash flow at the Oakbrook Crossing & Panorama Apartments properties:

Cash Flow Analysis(1)(2)
	2024	2025	TTM 6/30/2026	UW	U/W Per Unit
Base Rent - Residential	$3,657,088	$3,662,297	$3,694,670	$3,526,452	$11,450
Potential Income from Vacant Units	0	0	0	157,560	$512
Gross Potential Rent - Residential	$3,657,088	$3,662,297	$3,694,670	$3,684,012	$11,961
Other Income(3)	526,611	510,597	493,712	493,712	$1,603
Net Rental Income	$4,183,698	$4,172,894	$4,188,381	$4,177,724	$13,564
(Vacancy / Credit Loss)	(707,064)	(373,330)	(247,082)	(236,425)	($768)
Effective Gross Income	$3,476,635	$3,799,564	$3,941,299	$3,941,299	$12,796

Real Estate Taxes	$527,214	$514,469	$505,997	$492,502	$1,599
Insurance	307,702	207,150	200,485	184,941	$600
Management Fee	104,299	113,987	118,239	118,239	$384
Other Expenses(4)	871,389	783,831	709,078	731,976	$2,377
Total Expenses	$1,810,604	$1,619,437	$1,533,799	$1,527,658	$4,960

Net Operating Income	$1,666,030	$2,180,127	$2,407,500	$2,413,641	$7,836
Replacement Reserves	0	0	0	77,000	$250
Net Cash Flow	$1,666,030	$2,180,127	$2,407,500	$2,336,641	$7,586

Occupancy	81.7%	92.1%	95.5%(5)	93.6%(6)
NCF DSCR	0.98x	1.28x	1.41x	1.37x
NOI Debt Yield	7.4%	9.7%	10.7%	10.8%

(1)	Based on the underwritten rent rolls dated September 3, 2026.
(2)	The increase from 2024 NOI through the TTM 6/30/2026 NOI can primarily be attributed to the lease up of the portfolio following the extensive renovation of the properties from 2023 to 2026.
(3)	Other Income includes renters insurance, utility fees, late fees, application fees, and various other sources of miscellaneous income.
(4)	Other Expenses include payroll and benefits, repairs and maintenance, general and administrative, and utilities.
(5)	Represents occupancy as of the September 3, 2026 rent rolls.
(6)	Represents economic occupancy.

Appraisal. According to the appraisals, the Oakbrook Crossing & Panorama Apartments properties had an aggregate “as-is” appraised value of $36,000,000 as of April 7, 2026, as shown in the table below.

Oakbrook Crossing & Panorama Apartments Appraised Value(1)
Property	Value	Capitalization Rate
Panorama Apartments	$20,800,000	6.00%
Oakbrook Crossing	$15,200,000	6.00%
Total / Wtd. Avg.	$36,000,000	6.00%

(1)	Source: Appraisals.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

123

Multifamily – Garden Various San Antonio, TX 78228	Collateral Asset Summary – Loan No. 11 Oakbrook Crossing & Panorama Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,400,000 62.2% 1.37x 10.8%

The following table presents certain information relating to comparable multifamily properties to the Oakbrook Crossing & Panorama Apartments properties:

Multifamily Rent Comparables(1)
Property Name / Location	Distance from Subject	Year Built / Renovated	Number of Units	Occupancy	Unit Type	Size (SF)	Average Rent Per Unit
Panorama Apartments San Antonio, TX	-	1976-1977 / 2023-2026	178(2)	95.5%(2)	Studio(2)	416 SF(2)	$767(2)
					1 BR / 1 BA(2)	654 SF(2)	$901(2)
					2 BR / 1 BA(2)	902 SF(2)	$1,217(2)
					2 BR / 2 BA(2)	965 SF(2)	$1,285(2)
					3 BR / 1 BA(2)	1,001 SF(2)	$1,350(2)
					3 BR / 1.5 BA(2)	1,001 SF(2)	$1,369(2)
Oakbrook Crossing San Antonio, TX	-	1967 / 2023-2026	130(2)	95.4%(2)	1 BR / 1 BA(2)	588 SF(2)	$861(2)
					2 BR / 1 BA(2)	792 SF(2)	$1,083(2)
					3 BR / 1 BA(2)	986 SF(2)	$1,250(2)
The Park on Bandera San Antonio, TX	0.1 mi	1970 / NAP	237	96.0%	1 BR / 1 BA	600-1,400 SF	$800-$1,160
					2 BR / 1 BA	900-1,400 SF	$975-$1,160
					2 BR / 2 BA	910 SF	$1,000
					3 BR / 1 BA	962 SF	$1,300
					3 BR / 2 BA	1,255 SF	$1,400
Summer Place San Antonio, TX	0.7 mi	1984 / NAP	156	89.3%	Studio	396 SF	$635
					1 BR / 1 BA	480 SF	$695
Pearl Park Apartments San Antonio, TX	1.0 mi	1974 / NAP	188	94.0%	1 BR / 1 BA	737 SF	$968
					2 BR / 1 BA	949 SF	$1,053
					2 BR / 2 BA	1,076 SF	$1,236
					3 BR / 2 BA	1,267 SF	$1,430
The Connally Apartments San Antonio, TX	1.0 mi	1973 / NAP	152	89.0%	1 BR / 1 BA	737 SF	$1,000
					2 BR / 1 BA	949 SF	$1,150
					2 BR / 2 BA	1,036 SF	$1,036
					3 BR / 2 BA	1,267 SF	$1,450
Oaks on Bandera Apartments San Antonio, TX	1.4 mi	1970 / NAP	208	90.0%	1 BR / 1 BA	555-585 SF	$900-$975
					2 BR / 1 BA	667-775 SF	$775-$1,225
(1)	Source: Appraisals, unless otherwise indicated.
(2)	Based on the underwritten rent rolls dated September 3, 2026. Average Rent Per Unit reflects the average value for occupied units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

124

Office – CBD 400-444 North Capitol Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 12 Hall of the States	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 48.3% 2.64x 18.1%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Office – CBD
Borrower Sponsor(s):	MEBA Pension Trust	Collateral:	Fee
Borrower(s):	MEBAR Realty LLC	Location:	Washington, DC
Original Balance(1):	$20,000,000	Year Built / Renovated:	1976 / 2018-2022
Cut-off Date Balance(1):	$20,000,000	Property Management:	LPC Commercial Services, Inc.
% by Initial UPB:	2.9%	Size:	619,328 SF
Interest Rate:	6.55300%	Appraised Value / Per SF:	$289,600,000 / $468
Note Date:	September 8, 2026	Appraisal Date:	June 26, 2026
Original Term:	60 months	Occupancy:	84.3% (as of August 16, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	84.9%
Original Amortization:	NAP	Underwritten NOI(4):	$25,381,577
Interest Only Period:	60 months	Underwritten NCF:	$24,544,498
First Payment Date:	November 6, 2026
Maturity Date:	October 6, 2031	Historical NOI(3)
Additional Debt Type(1):	Pari Passu	Most Recent NOI(4):	$15,859,138 (TTM May 31, 2026)
Additional Debt Balance(1):	$120,000,000	2025 NOI:	$15,298,202
Call Protection(2):	L(25),D(28),O(7)	2024 NOI:	$13,802,741
Lockbox / Cash Management:	Springing / Springing	2023 NOI:	$16,437,294

Reserves				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$226
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$226
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	48.3%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV:	48.3%
TI / LC:	$0	Springing	NAP	UW NOI DY:	18.1%
Critical Tenant Reserve:	$0	Springing	NAP	UW NCF DSCR:	2.64x
Unfunded Obligations:	$4,168,702	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan:(1)	$140,000,000	76.2%	Land Purchase Price:	$169,453,049	92.3%
Principal Equity Contribution:	43,649,397	23.8	Transfer Tax and Recordation Fees:	7,928,991	4.3
			Upfront Reserves:	4,168,702	2.3
			Closing Costs:	2,098,655	1.1
Total Sources	$183,649,397	100.0%	Total Uses	$183,649,397	100.0%
(1)	The Hall of the States mortgage loan is part of the Hall of the States whole loan, which is comprised of four pari passu promissory notes with an aggregate original principal balance of $140,000,000. The Financial Information in the chart above is based on the Hall of the States whole loan.
(2)	Defeasance of the Hall of the States whole loan is permitted at any time on and after the first payment date after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) September 8, 2029. The assumed defeasance lockout period of 25 payments is based on the anticipated closing date of the Benchmark 2026-V25 securitization trust in November 2026. The actual defeasance lockout period may be longer.
(3)	Historical cash flows include ground lease expense. The purpose of the Hall of the States whole loan was to finance the fee simple interest in the land and collapse the fee and leasehold interests. As a consequence, there will be no future ground lease payments.
(4)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to the elimination of the annual ground lease obligation due to the acquisition of the Hall of the States property.

The table below identifies the promissory notes that comprise the Hall of the States whole loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$75,000,000	$75,000,000	Benchmark 2026-V24	Yes
A-2(1)	$15,000,000	$15,000,000	GSBI	No
A-3(1)	$30,000,000	$30,000,000	GSBI	No
A-4	$20,000,000	$20,000,000	Benchmark 2026-V25	No
Total	$140,000,000	$140,000,000
(1)	Expected to be contributed to one or more future securitizations or may otherwise be transferred at any time.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

125

Office – CBD 400-444 North Capitol Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 12 Hall of the States	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 48.3% 2.64x 18.1%

The following table presents certain information relating to the top tenants at the Hall of the States property based on underwritten base rent:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Lease Expiration	Renewal Option	Termination Option (Y/N)(3)
Major Tenants-Office
NBC News Channel(4)	A3 / A- / A-	86,210	13.9%	$6,793,184	$78.80	19.2%	1/31/2029(5)	2 x 5 Year	N
Fox News, Inc.	Baa2 / BBB / NR	51,870	8.4%	$3,366,206	$64.90	9.5%	6/30/2030	2 x 5 Year	Y(12)
C-SPAN	NR / NR / NR	51,638	8.3%	$2,725,834	$52.79	7.7%	10/31/2034(6)	Various(9)	N
Nexstar Media Group, Inc.	NR / BB+ / NR	29,707	4.8%	$2,273,383	$76.53	6.4%	6/30/2034(7)	1 x 5 Year	N
American Gas Association	NR / NR / NR	31,167	5.0%	$2,272,706	$72.92	6.4%	12/31/2029	Various(10)	N
National Governors Association	NR / NR / NR	23,615	3.8%	$1,813,493	$76.79	5.1%	12/31/2032	1 x 5 Year(11)	N
Media Investment Projects OPCO LLC	NR / NR / NR	10,525	1.7%	$834,175	$79.26	2.4%	3/31/2032(8)	N	Y(13)
TWCNews	NR / BB+ / NR	8,834	1.4%	$703,540	$79.64	2.0%	12/31/2030	1 x 5 Year	N
District No.1 PCD, MEBA	NR / NR / NR	9,000	1.5%	$614,250	$68.25	1.7%	12/31/2037	1 x 5 Year	N
Dominion Resources Service Inc	NR / NR / NR	7,017	1.1%	$517,623	$73.77	1.5%	11/30/2029	1 x 5 Year	N
Top 10 Tenants		309,583	50.0%	$21,914,392	$70.79	62.1%
Other Tenants		212,396	34.3%	$13,375,178	$62.97	37.9%
Total Occupied		521,979	84.3%	$35,289,571	$67.61	100.0%
Vacant		97,349	15.7%
Total		619,328	100.0%
(1)	Based on the underwritten rent roll dated August 16, 2026, including contractual rent steps of $853,519 through October 31, 2027.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Termination Option (Y/N) denotes unilateral tenant termination rights. Other tenant termination or contraction rights may exist. See also “Description of the Mortgage Pool--Tenant Issues—Lease Expirations and Terminations” in the Preliminary Prospectus.
(4)	NBC News Channel subleases approximately 23.7% of its space to Versant Media, LLC at an average monthly base rent of approximately $130,000 through the expiration of the sublease on September 30, 2028.
(5)	NBC News Channel's leased space expires on January 31, 2029; however, antenna space PH850 expires on December 31, 2028.
(6)	C-SPAN's leased space expires on October 31, 2034; however, storage space C-3 is leased on a month-to-month basis.
(7)	Nexstar Media Group, Inc.’s leased premises have staggered expiration dates ranging from February 28, 2027, through June 30, 2034.
(8)	Media Investments Projects OPCO LLC leased space expires on March 31, 2032; however, storage space G-1 is leased on a month-to-month basis.
(9)	C-SPAN has the option to renew its lease for two additional, successive terms of five years each, or for one additional term of 10 years.
(10)	American Gas Association has the option to renew its lease for an additional consecutive term of five or 10 years.
(11)	Sublandlord elected to renew the prime lease; the remaining term of the prime lease expires December 31, 2032.
(12)	Fox News, Inc. has a one-time option to terminate its Storage Premises Suite #S-10 (259 SF), subject to advance notice and satisfaction of the conditions set forth in the lease.
(13)	Media Investment Projects OPCO LLC has a one-time lease termination option exercisable effective March 31, 2028, subject to notice provided no later than January 31, 2027, no uncured default, and payment of the applicable termination fee.

The following table presents certain information relating to the lease rollover schedule at the Hall of the States property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM & 2026	26,193	4.2%	4.2%	$1,903,029	5.4%	$72.65	25
2027	19,798	3.2%	7.4%	$1,502,366	4.3%	$75.88	16
2028	25,083	4.1%	11.5%	$1,651,105	4.7%	$65.83	12
2029	144,125	23.3%	34.7%	$10,963,540	31.1%	$76.07	30
2030	73,430	11.9%	46.6%	$4,971,063	14.1%	$67.70	17
2031	25,153	4.1%	50.7%	$1,879,583	5.3%	$74.73	16
2032	61,257	9.9%	60.6%	$4,656,251	13.2%	$76.01	14
2033	9,499	1.5%	62.1%	$659,757	1.9%	$69.46	2
2034	83,677	13.5%	75.6%	$5,170,437	14.7%	$61.79	12
2035(2)	0	0.0%	75.6%	$0	0.0%	$0.00	1
2036 & Thereafter	53,764	8.7%	84.3%	$1,932,439	5.5%	$35.94	11
Vacant	97,349	15.7%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	619,328	100.0%		$35,289,571	100.0%	$67.61	156
(1)	Based on the underwritten rent roll dated August 16, 2026, including contractual rent steps of $853,519 through October 31, 2027.
(2)	Colonial Parking, Inc.’s lease expires in 2035; however, no underwritten base rent is included in the 2035 expiration bucket, as parking revenue is reflected separately in the cash flow.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

126

Office – CBD 400-444 North Capitol Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 12 Hall of the States	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 48.3% 2.64x 18.1%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Hall of the States property:

Cash Flow Analysis
	2022	2023	2024	2025	TTM 5/31/2026	UW	UW PSF
Base Rent(1)	$35,165,732	$34,446,482	$34,406,148	$35,517,881	$35,828,645	$35,289,571	$56.98
Rent Step(2)	0	0	0	0	0	100,437	$0.16
Overage / Percentage Rent	0	45,464	90,793	(24,257)	(36,257)	0	$0.00
Potential Income from Vacant Space	0	0	0	0	0	7,581,392	$12.24
Gross Potential Rent	$35,165,732	$34,491,946	$34,496,941	$35,493,624	$35,792,389	$42,971,400	$69.38
Total Reimbursements(3)	$1,961,147	$1,565,129	$2,919,381	$3,378,263	$3,603,155	$3,143,260	$5.08
Net Rental Income	$37,126,879	$36,057,075	$37,416,322	$38,871,888	$39,395,544	$46,114,660	$74.46
Other Income(4)	3,319,669	4,720,402	4,043,365	3,620,109	3,674,657	3,979,586	$6.43
(Vacancy & Credit Loss) (5)	(1,037,124)	(1,191,473)	(4,162,448)	(1,374,049)	(1,198,829)	(7,581,392)	($12.24)
Effective Gross Income	$39,409,424	$39,586,004	$37,297,240	$41,117,948	$41,871,372	$42,512,854	$68.64

Real Estate Taxes(6)	$6,492,296	$6,726,905	$6,315,267	$6,222,247	$5,702,690	$5,439,159	$8.78
Insurance	$386,723	$464,789	$419,643	$430,939	$609,684	$437,700	$0.71
Management Fee	$765,004	$940,268	$930,039	$1,150,422	$1,347,444	$850,257	$1.37
Other Expenses	$14,190,889	$15,016,747	$15,829,549	$18,016,139	$18,352,417	$10,404,161	$16.80
Total Expenses	$21,834,912	$23,148,709	$23,494,498	$25,819,746	$26,012,234	$17,131,277	$27.66

Net Operating Income(7)	$17,574,513	$16,437,294	$13,802,741	$15,298,202	$15,859,138	$25,381,577	$40.98
Replacement Reserves	$0	$0	$0	$0	$0	$123,866	$0.20
TI/LC	$0	$0	$0	$0	$0	$713,213	$1.15
Net Cash Flow	$17,574,513	$16,437,294	$13,802,741	$15,298,202	$15,859,138	$24,544,498	$39.63

Occupancy %(8)	89.7%	87.3%	87.1%	87.7%	NAV	83.9%
NCF DSCR(9)	1.89x	1.77x	1.48x	1.64x	1.70x	2.64x
NOI Debt Yield(9)	12.6%	11.7%	9.9%	10.9%	11.3%	18.1%
(1)	Base Rent based on underwritten rent roll dated August 16, 2026, with rent steps of $853,519 through October 31, 2027, excluding 16 known tenant vacates.
(2)	Rent Step based on a straight-line average of credit tenant rent steps over the Hall of the States whole loan term.
(3)	Based on In-Place Contractual Leases and Historical Reimbursement Schedules for CAM and Real Estate Taxes accounting for PY adjustments applied in year incurred and based on TTM Direct Bills for Utilities.
(4)	Other Income includes parking income and other revenue.
(5)	Vacancy & Credit Loss include vacancy loss, concessions, and bad debt.
(6)	Real Estate Taxes based on actual 2026 taxes.
(7)	The increase from TTM 5/31/2026 NOI to UW NOI is primarily attributable to the elimination of the annual ground lease obligation due to the acquisition of the Hall of the States property.
(8)	Occupancy based on historical financials and U/W based on the August 16, 2026 rent roll.
(9)	DSCRs and Debt Yields are based on the Hall of the States whole loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

127

Office – CBD 400-444 North Capitol Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 12 Hall of the States	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 48.3% 2.64x 18.1%

Appraisal. According to the appraisal, the Hall of the States property had an “as-is” appraised value of $289,600,000, as of June 26, 2026.

Hall of the States Appraised Value(1)
Property	Value	Capitalization Rate
Hall of the States	$289,600,000	9.50%
(1)	Source: Appraisal.

The table below presents certain information relating to office leases comparable to those at the Hall of the States property identified by the appraisal:

Comparable Office Leases(1)
Property Name/Location	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (years)	Annual Rent PSF
Hall of the States Washington, DC	1976 / 2018-2022	619,328(2)	Multi State Tax Commission National Council of State Housing Agencies Rumble, Inc.	6,820(2) 4,689(2) 3,249(2)	Feb-12(2)(3) Feb-12(2)(4) Nov-26(2)	12.5(2)(5) 11.0(2)(5) 5.0(2)(5)	$70.01(2) $71.75(2) $73.00(2)
20 F Street Northwest Washington, DC	2010 / NAP	178,148	Bose McKinney & Evans LLP	1,250	Apr-26	10.0	$61.00
The Portrait Building Washington, DC	2005 / NAP	135,798	The Beer Institute	6,179	Feb-26	12.0	$68.00
601 Pennsylvania Avenue Northwest Washington, DC	1990 / 2022	224,486	American Land Title Association	6,730	Sep-25	11.6	$77.90
Capitol Place III Washington, DC	1985 / 2020	211,542	Adler Colvin	4,555	Feb-25	6.0	$64.50
(1)	Source: Appraisal unless otherwise noted.
(2)	Information derived from the rent roll dated August 16, 2026.
(3)	Multi State Tax Commission renewed their lease on July 1, 2024. The date reflected in the table represents the initial lease start date.
(4)	National Council of State Housing Agencies renewed their lease on May 13, 2026. The date reflected in the table represents the initial lease start date.
(5)	Lease Term is calculated based on the period between the current lease commencement date and lease expiration date as reflected on the August 16, 2026 rent roll.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

128

Office – Suburban 1205, 1225, 1305 and 1325 Franklin Avenue Garden City, NY 11530	Collateral Asset Summary – Loan No. 13 Franklin Avenue Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 45.8% 1.70x 14.7%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office – Suburban
Borrower Sponsor(s):	Joshua Roshanzamir and Behzad Nehmadi	Collateral:	Fee
Borrower(s):	CE FAP Owner LLC	Location:	Garden City, NY
Original Balance(1):	$20,000,000	Year Built / Renovated:	1980 / 2008
Cut-off Date Balance(1):	$20,000,000	Property Management:	Monument Property Management LLC and Cushman & Wakefield U.S., Inc.
% by Initial UPB:	2.9%	Size:	489,492 SF
Interest Rate:	7.62400%	Appraised Value / Per SF:	$93,800,000 / $192
Note Date:	October 22, 2026	Appraisal Date:	July 1, 2026
Original Term:	60 months	Occupancy:	77.3% (as of September 30, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	78.4%
Original Amortization:	NAP	Underwritten NOI(3):	$6,328,810
Interest Only Period:	60 months	Underwritten NCF:	$5,637,124
First Payment Date:	December 6, 2026
Maturity Date:	November 6, 2031	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(3):	$5,134,812 (TTM June 30, 2026)
Additional Debt Balance(1):	$23,000,000	2025 NOI:	$5,961,528
Call Protection(2):	L(24),D(29),O(7)	2024 NOI:	$6,442,432
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$6,682,968

Reserves				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$88
Taxes:	$409,251	$102,313	NAP	Maturity Date Loan / SF:	$88
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	45.8%
Replacement Reserves:	$0	$10,198	NAP	Maturity Date LTV:	45.8%
TI / LC:	$4,000,000	$81,587	NAP	UW NOI DY:	14.7%
Unfunded Obligations:	$1,167,104	$0	NAP	UW NCF DSCR:	1.70x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan:(1)	$43,000,000	100.0%	Loan Payoff:	$27,971,297	65.0%
			Equity Repatriation:	7,572,992	17.6
			Upfront Reserves:	5,576,355	13.0
			Closing Costs:	1,879,356	4.4
Total Sources	$43,000,000	100.0%	Total Uses	$43,000,000	100.0%
(1)	The Franklin Avenue Plaza mortgage loan is part of the Franklin Avenue Plaza whole loan, which is comprised of four pari passu promissory notes with an aggregate original principal balance of $43,000,000. The Financial Information in the chart above is based on the Franklin Avenue Plaza whole loan
(2)	Defeasance of the Franklin Avenue Plaza whole loan is permitted on any date after the lockout period, provided no event of default exists. The lockout period extends from closing date to but excluding the first payment date following the earlier to occur of (a) the third anniversary of the closing date and (b) the second anniversary of the date of which the Franklin Avenue Plaza whole loan, has been securitized. The assumed defeasance lockout period of 24 payments is based on the expected Benchmark 2026-V25 securitization trust closing date in November 2026. The actual lockout period may be longer.
(3)	The increase from Most Recent NOI to Underwritten NOI is attributable to an increase in operational efficiencies.

The table below identifies the promissory notes that comprise the Franklin Avenue Plaza whole loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1(1)	$15,000,000	$15,000,000	GSBI	Yes
A-2	$10,000,000	$10,000,000	Benchmark 2026-V25	No
A-3	$10,000,000	$10,000,000	Benchmark 2026-V25	No
A-4(1)	$8,000,000	$8,000,000	GSBI	No
Total	$43,000,000	$43,000,000
(1)	Expected to be contributed to one or more future securitizations or may otherwise be transferred at any time.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

129

Office – Suburban 1205, 1225, 1305 and 1325 Franklin Avenue Garden City, NY 11530	Collateral Asset Summary – Loan No. 13 Franklin Avenue Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 45.8% 1.70x 14.7%

The following table presents certain information relating to the top tenants at the Franklin Avenue Plaza property based on underwritten base rent:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Lease Expiration	Renewal Option	Termination Option (Y/N)(3)
Major Tenants-Office
Merrill Lynch, Pierce, Fenner & Smith Incorporated	A1/A-/AA-	54,552	11.1%	$1,824,145	$33.44	14.3%	11/30/2028	1 x 5 year	Y(4)
Stifel, Nicolaus & Company, Inc.	NR/BBB/BBB+	28,721	5.9%	$1,349,078	$46.97	10.6%	3/31/2028	N	N
Stark Business Solutions	NR/NR/NR	18,377	3.8%	$631,618	$34.37	4.9%	10/31/2039	1 x 5 year	N
Friedman Vartolo LLP	NR/NR/NR	20,887	4.3%	$610,343	$29.22	4.8%	12/6/2030	N	N
Kaufman Borgeest & Ryan LLP	NR/NR/NR	15,760	3.2%	$603,657	$38.30	4.7%	6/30/2027	N	N
Dell & Dean, PLLC	NR/NR/NR	14,231	2.9%	$528,565	$37.14	4.1%	1/25/2037	N	N
Bessemer Trust Company	NR/NR/NR	14,718	3.0%	$485,105	$32.96	3.8%	10/31/2035	1 x 5 year	N
Gerber Ciano Kelly Brady LLP	NR/NR/NR	8,448	1.7%	$311,699	$36.90	2.4%	1/20/2028	N	N
LSC Communications Book, LLC	NR/NR/NR	8,726	1.8%	$296,237	$33.95	2.3%	7/31/2030	N	N
Brosnan & Associates, LLP	NR/NR/NR	9,416	1.9%	$295,194	$31.35	2.3%	11/30/2029	N	N
Top 10 Tenants		193,836	39.6%	$6,935,641	$35.78	54.2%
Other Tenants		184,347	37.7%	$5,851,287	$31.74	45.8%
Total Occupied		378,183	77.3%	$12,786,928	$33.81	100.0%
Vacant		111,309	22.7%
Total		489,492	100.0%
(1)	Based on the underwritten rent roll date September 30, 2026, with rent steps through November 1, 2027.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Termination Option (Y/N) denotes unilateral tenant termination rights. Other tenant termination or contraction rights may exist. See also “Description of the Mortgage Pool--Tenant Issues—Lease Expirations and Terminations” in the Preliminary Prospectus.
(4)	Merrill Lynch, Pierce, Fenner & Smith Incorporated has ongoing rights to terminate the lease with respect to Suite 100 and up to 20.0% of the rentable square footage of Suite 350, effective at any time on or after November 30, 2026, upon at least 12 months’ prior written notice, subject to the terms and conditions of the lease.

The following table presents certain information relating to the lease rollover schedule at the Franklin Avenue Plaza property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM & 2026	4,263	0.9%	0.9%	$92,520	0.7%	$21.70	5
2027	43,223	8.8%	9.7%	$1,358,071	10.6%	$31.42	16
2028	122,474	25.0%	34.7%	$4,471,131	35.0%	$36.51	15
2029	51,094	10.4%	45.2%	$1,602,730	12.5%	$31.37	16
2030	47,731	9.8%	54.9%	$1,515,275	11.9%	$31.75	8
2031	23,392	4.8%	59.7%	$683,405	5.3%	$29.22	7
2032	1,970	0.4%	60.1%	$68,886	0.5%	$34.97	1
2033	7,353	1.5%	61.6%	$275,573	2.2%	$37.48	3
2034	10,281	2.1%	63.7%	$400,816	3.1%	$38.99	2
2035(2)	33,794	6.9%	70.6%	$1,158,339	9.1%	$34.28	4
2036 & Thereafter	32,608	6.7%	77.3%	$1,160,182	9.1%	$35.58	2
Vacant	111,309	22.7%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	489,492	100.0%		$12,786,928	100.0%	$33.81	79
(1)	Based on the underwritten rent roll date September 30, 2026, with rent steps through November 1, 2027.
(2)	Certain tenants may have termination, contraction or renewal options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Rollover Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

130

Office – Suburban 1205, 1225, 1305 and 1325 Franklin Avenue Garden City, NY 11530	Collateral Asset Summary – Loan No. 13 Franklin Avenue Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 45.8% 1.70x 14.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Franklin Avenue Plaza property:

Cash Flow Analysis
	2023	2024	2025	TTM 6/30/2026	UW	UW PSF
Base Rent(1)	$13,044,601	$13,205,115	$13,128,666	$12,870,095	$12,786,928	$26.12
Credit Tenant Rent Steps	0	0	0	0	43,815	$0.09
Potential Income from Vacant Space	0	0	0	0	3,759,143	$7.68
Gross Potential Rent	$13,044,601	$13,205,115	$13,128,666	$12,870,095	$16,589,886	$33.89
Total Reimbursements(2)	1,244,295	942,504	1,027,689	923,252	722,211	$1.48
Net Rental Income	$14,288,896	$14,147,619	$14,156,355	$13,793,347	$17,312,097	$35.37
Other Income	375,638	359,888	210,620	231,210	291,078	$0.59
(Vacancy & Credit Loss)	(190,030)	0	0	(28,044)	(3,759,143)	-$7.68
Effective Gross Income	$14,474,504	$14,507,506	$14,366,974	$13,996,513	$13,844,032	$28.28

Real Estate Taxes(3)	$2,694,426	$2,493,112	$2,388,985	$2,388,985	$2,076,113	$4.24
Insurance(4)	392,713	438,797	698,969	706,550	321,017	$0.66
Management Fee	514,265	542,458	578,172	679,364	540,000	$1.10
Other Expenses	4,190,132	4,590,707	4,739,320	5,086,802	4,578,093	$9.35
Total Expenses	$7,791,536	$8,065,075	$8,405,447	$8,861,701	$7,515,222	$15.35

Net Operating Income	$6,682,968	$6,442,432	$5,961,528	$5,134,812	$6,328,810	$12.93
Replacement Reserves	0	0	0	0	122,373	$0.25
TI/LC	0	0	0	0	569,313	$1.16
Net Cash Flow	$6,682,968	$6,442,432	$5,961,528	$5,134,812	$5,637,124	$11.52

Occupancy %(5)	NAV	78.5%	82.5%	77.3%(6)	78.4%(7)
NCF DSCR(8)	2.01x	1.94x	1.79x	1.54x	1.70x
NOI Debt Yield(8)	15.5%	15.0%	13.9%	11.9%	14.7%
(1)	Based on underwritten rent roll as of September 30, 2026, with rent steps through November 1, 2027.
(2)	Based on underwritten rent roll as of September 30, 2026.
(3)	Based on 2026/2027 tax estimate which is inclusive of a recent successful tax appeal with the county.
(4)	Based on actual insurance premium.
(5)	Occupancy based on historical physical occupancies.
(6)	Occupancy based on physical occupancy as of September 30, 2026.
(7)	Occupancy based on underwritten economic occupancy.
(8)	DSCRs and Debt Yields are based on the Franklin Avenue Plaza whole loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

131

Office – Suburban 1205, 1225, 1305 and 1325 Franklin Avenue Garden City, NY 11530	Collateral Asset Summary – Loan No. 13 Franklin Avenue Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 45.8% 1.70x 14.7%

Appraisal. According to the appraisal, the Franklin Avenue Plaza property had an “as-is” appraised value of $93,800,000, as of July 1, 2026.

Franklin Avenue Plaza Appraised Value(1)
Property	Value	Capitalization Rate
Franklin Avenue Plaza	$93,800,000	8.00%
(1)	Source: Appraisal.

The table below presents certain information relating to office leases comparable to those at the Franklin Avenue Plaza property identified by the appraisal:

Comparable Office Leases(1)
Property Name/Location	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (years)	Annual Rent PSF
Franklin Avenue Plaza Garden City, NY	1980 / 2008	489,492(2)	Gerber Ciano Kelly Brady LLP(2)	8,448(2)	9/21/2020(2)	7.33(2)	$36.90(2)
585 Stewart Avenue Garden City, NY	1967 / 2020	155,000	Marc W Roberts Esq	3,030	5/1/2025	10.0	$45.00
Atria West Garden City, NY	1987 / 2014	608,052	Garfunkel Wild	41,556	2/22/2025	10.0	$35.00
1010 & 1050 Franklin Avenue Garden City, NY	1978 / NAP	111,674	Mound Cotton	3,255	8/1/2024	5.0	$36.50
585 Stewart Avenue Garden City, NY	1967 / 2020	155,000	Big Apple Acupuncture, P.C. BMMR Enterprises	1,658 2,097	6/1/2024 2/1/2024	5.0 5.0	$33.10 $31.51
100-400 Garden City Plaza Garden City, NY	1969 / NAP	594,813	Newman Company	1,493	5/31/2023	5.0	$36.00
1100 Franklin Avenue Garden City, NY	1970 / NAP	29,260	Dr. Tangredi Endodontist	2,500	1/7/2023	15.0	$38.00
(1)	Source: Appraisal unless otherwise noted.
(2)	Information derived from the underwritten rent roll as of September 30, 2026, with rent steps through November 1, 2027.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

132

Industrial – R&D Various San Jose, CA 95134	Collateral Asset Summary – Loan No. 14 The Assembly	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,165,500 64.0% 1.46x 11.1%
Mortgage Loan Information		Property Information
Loan Seller:	Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type - Subtype:	Industrial – R&D
Borrower Sponsor(s):	Brett Michael Lipman and Farshid Steve Shokouhi	Collateral:	Fee
Borrower(s):	Preylock Assembly, LLC	Location:	San Jose, CA
Original Balance(1):	$18,165,500	Year Built / Renovated:	1980-1999 / 2023-2026
Cut-off Date Balance(1):	$18,165,500	Property Management:	Preylock Property Management, LLC
% by Initial UPB:	2.7%	Size:	491,458 SF
Interest Rate:	7.03000%	Appraised Value / Per SF:	$269,000,000 / $547
Note Date:	September 29, 2026	Appraisal Date:	August 10, 2026
Original Term:	60 months	Occupancy:	100.0% (as of September 30, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	90.0%
Original Amortization:	NAP	Underwritten NOI(2):	$19,159,471
Interest Only Period:	60	Underwritten NCF:	$17,881,681
First Payment Date:	November 6, 2026
Maturity Date:	October 6, 2031	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(2):	$11,983,793 (T-5 Ann. May 31, 2026)
Additional Debt Balance(1):	$154,035,750	2025 NOI (2):	$6,656,736
Call Protection:	YM1(56),O(4)	2024 NOI(2):	$655,681
Lockbox / Cash Management:	Hard / Springing	2023 NOI(3):	NAV

Reserves				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan Per SF:	$350
Taxes:	$1,316,968	Springing	NAP	Maturity Date Loan Per SF:	$350
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	64.0%
TI/LC Reserve:	$0	Springing	NAP	Maturity Date LTV:	64.0%
Replacement Reserves:	$0	Springing	$98,292	UW NOI DY:	11.1%
Free Rent Reserve:	$15,148,113	$0	NAP	UW NCF DSCR:	1.46x
Unfunded Obligations:	$17,567,240	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1):	$172,201,250	56.1%	Purchase Price:	$264,925,000	86.3%
Borrower Sponsor Equity:	134,950,978	43.9	Upfront Reserves:	34,032,321	11.1
			Closing Costs:	8,194,907	2.7
Total Sources	$307,152,228	100.0%	Total Uses	$307,152,228	100.0%
(1)	The fourteenth largest mortgage loan, The Assembly mortgage loan, is part of The Assembly whole loan, which is evidenced by seven pari passu promissory notes with an aggregate principal balance of $172,201,250. Financial information presented in the chart above is based on The Assembly whole loan.
(2)	The increase in 2024 Most Recent NOI, 2025 Most Recent NOI, Most Recent NOI and Underwritten NOI from its respective previous period is primarily due to The Assembly property being fully renovated between 2023 and 2026 as part of a $136 million repositioning by the Assembly property seller. The Assembly property was 37.6% leased up until August 2025 and reached stabilization following the repositioning efforts from 2023 to 2026. Figure AI’s (321,740 SF, 65.5% of NRA) lease commenced in August 2025, Logitech’s (86,243 SF, 17.5% of NRA) lease commenced in April 2023 and Teradyne’s (83,475 SF, 17.0% of NRA) leased commenced in September 2026.
(3)	2023 NOI is not available as The Assembly property was fully renovated beginning in 2023.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

133

Industrial – R&D Various San Jose, CA 95134	Collateral Asset Summary – Loan No. 14 The Assembly	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,165,500 64.0% 1.46x 11.1%

The table below identifies the promissory notes that comprise The Assembly whole loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1-A	$55,867,500	$55,867,500	BBCMS 2026-5C43	Yes
A-1-1-B	$3,165,500	$3,165,500	Benchmark 2026-V25	No
A-1-2	$15,000,000	$15,000,000	Benchmark 2026-V25	No
A-1-3(1)	$24,709,080	$24,709,080	BCREI	No
A-2-1-A	$41,632,500	$41,632,500	BBCMS 2026-5C43	No
A-2-1-B(1)	$2,284,500	$2,284,500	WFB	No
A-2-2(1)	$29,542,170	$29,542,170	WFB	No
Total	$172,201,250	$172,201,250
(1)	Expected to be contributed to one or more future securitization transactions.

The Assembly property is a 491,458 square foot, six-building advanced industrial R&D campus situated on an approximately 27.0-acre site along the North First Street Corridor in North San Jose, California.

The table below summarizes certain characteristics of the six buildings that comprise The Assembly property:

The Assembly – Property Summary(1)
Building(1)	Electrical(2)	SF(1)	Allocated Loan Amounts	Tenant(1)	WALT(1)	Rent PSF/YR(1)	Year Built / Renovated(2)	Max Clear Height(2)	Dock-High Loading(2)	Grade-Level Loading(2)	Buildout(2)
3930 N 1st St.	2,000 amps	86,243	$34,151,000	Logitech	7.1	$49.30	1982 / 2023	21'-6"	2	0	60% open floorplan creative office, 40% industrial
3940 N 1st St.	2,000 amps	61,750	$20,702,500	Figure AI	8.6	$43.92	1980 / 2026	16'-7"	3	1	100% industrial (manufacturing)
3950 N 1st St.	4,000 amps	46,142	$15,467,750	Figure AI	8.6	$43.92	1985 / 2026	16'-7"	2	1	100% industrial (manufacturing)
3960 N 1st St.	3,200 amps	98,674	$33,061,500	Figure AI	8.6	$43.92	1984 / 2025	28'-1"	1	1	100% industrial (manufacturing)
4000 N 1st St.	8,000 amps	115,174	$38,535,500	Figure AI	8.6	$43.88	1999 / 2026	33'-1"	1	1	25% open floorplan creative office, 75% industrial
90 Headquarters Dr.	6,500 amps	83,475	$30,283,000	Teradyne	15.8	$43.88	1983 / 2026	30'-6"	1	2	10% open floorplan creative office, 90% industrial
Total / W.A.	25,700 amps	491,458	$172,201,250		9.5	$44.85	1987 / 2025	26'-0"	10	6
(1)	Based on underwritten rent roll dated September 30, 2026.
(2)	Source: Appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

134

Industrial – R&D Various San Jose, CA 95134	Collateral Asset Summary – Loan No. 14 The Assembly	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,165,500 64.0% 1.46x 11.1%

The table below identifies the total tenant capital overview at The Assembly property:

The Assembly Tenant Capital Summary
Building	Tenant	SF	Tenant Investment	Tenant Investment $ PSF	TI Allowance	TI Allowance $ PSF	Total Capital	Total Capital $ PSF
3930 N 1st St.	Logitech	86,243	$9,486,730	$110	$10,349,160	$120	$19,835,890	$230
3940 N 1st St.	Figure AI	61,750	$8,643,283	$140	$6,792,500	$110	$15,435,783	$250
3950 N 1st St.	Figure AI	46,142	$6,458,597	$140	$5,075,620	$110	$11,534,217	$250
3960 N 1st St.	Figure AI	98,674	$13,814,360	$140	$10,854,140	$110	$24,668,500	$250
4000 N 1st St.	Figure AI	115,174	$21,883,060	$190	$13,169,140	$114	$35,052,200	$304
90 Headquarters Dr.	Teradyne	83,475	$13,356,000	$160	$13,154,960	$158	$26,510,960	$318
Total		491,458	$73,642,030	$150	$59,395,520	$121	$133,037,550	$271

The following table presents certain information relating to the tenants at The Assembly property:

Top Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF(2)	UW Base Rent(2)	% of Total UW Base Rent(2)	Lease Expiration Date
Figure AI	NR/NR/NR	321,740	65.5%	$43.91	$14,126,244	64.1%	5/31/2035
Logitech	NR/NR/NR	86,243	17.5%	$49.30	$4,251,546	19.3%	11/30/2033
Teradyne	NR/NR/NR	83,475	17.0%	$43.88	$3,662,716	16.6%	8/31/2042
Occupied Collateral Total / Wtd. Avg.		491,458	100.0%	$44.85	$22,040,506	100.0%

Vacant Space		0	0.0%

Collateral Total		491,458	100.0%

(1)	Based on underwritten rent roll dated September 30, 2026.
(2)	UW Base Rent, UW Base Rent PSF and % of Total UW Base Rent includes contractual rent steps through August 2027.

The following table presents certain information relating to the tenant lease expirations at The Assembly property:

Lease Rollover Schedule(1)
Year	Number of Leases Expiring	Net Rentable Area Expiring	% of NRA Expiring	UW Base Rent Expiring(2)	% of UW Base Rent Expiring(2)	Cumulative Net Rentable Area Expiring	Cumulative % of NRA Expiring	Cumulative UW Base Rent Expiring(2)	Cumulative % of UW Base Rent Expiring(2)
Vacant	NAP	0	0.0%	NAP	NAP	0	0.0%	NAP	NAP
2026 & MTM	0	0	0.0%	$0	0.0%	0	0.0%	$0	0.0%
2027	0	0	0.0%	$0	0.0%	0	0.0%	$0	0.0%
2028	0	0	0.0%	$0	0.0%	0	0.0%	$0	0.0%
2029	0	0	0.0%	$0	0.0%	0	0.0%	$0	0.0%
2030	0	0	0.0%	$0	0.0%	0	0.0%	$0	0.0%
2031	0	0	0.0%	$0	0.0%	0	0.0%	$0	0.0%
2032	0	0	0.0%	$0	0.0%	0	0.0%	$0	0.0%
2033	1	86,243	17.5%	$4,251,546	19.3%	86,243	17.5%	$4,251,546	19.3%
2034	0	0	0.0%	$0	0.0%	86,243	17.5%	$4,251,546	19.3%
2035	1	321,740	65.5%	$14,126,244	64.1%	407,983	83.0%	$18,377,790	83.4%
2036	0	0	0.0%	$0	0.0%	407,983	83.0%	$18,377,790	83.4%
2037 & Beyond	1	83,475	17.0%	$3,662,716	16.6%	491,458	100.0%	$22,040,506	100.0%
Total	3	491,458	100.00%	$22,040,506	100.0%
(1)	Based on the underwritten rent roll dated September 30, 2026.
(2)	UW Base Rent Expiring, % of UW Base Rent Expiring, Cumulative Base Rent Expiring and Cumulative % of UW Base Rent Expiring include rent steps through August 2027.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

135

Industrial – R&D Various San Jose, CA 95134	Collateral Asset Summary – Loan No. 14 The Assembly	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,165,500 64.0% 1.46x 11.1%

The following table presents certain information relating to the underwritten cash flows of The Assembly property:

Operating History and Underwritten Net Cash Flows(1)(2)
	2024	2025	5/31/2026 YTD Ann. 2026	Underwritten(3)	Per Square Foot	%(4)
In-Place Base Rent	$3,862,455	$9,243,699	$12,680,944	$22,040,506	$44.85	84.4%
Expense Reimbursements	1,139,129	2,568,509	3,287,285	6,281,297	$12.78	24.0%
Vacancy Factor	0	0	0	(2,204,051)	($4.48)	(8.4%)
Effective Gross Income	$5,001,584	$11,812,208	$15,968,229	$26,117,752	$53.14	100.0%

Real Estate Taxes	$2,556,255	$2,565,916	$1,556,574	$3,334,422	$6.78	12.8%
Insurance	241,870	256,818	245,144	561,045	$1.14	2.1%
Management Fee	127,384	343,959	330,920	783,533	$1.59	3.0%
Utilities	546,685	1,079,834	1,110,703	232,587	$0.47	0.9%
Repairs and Maintenance	231,984	178,860	213,471	1,233,005	$2.51	4.7%
Janitorial	24,243	28,885	45,762	50,680	$0.10	0.2%
Snow and Trash Removal	3,110	11,174	1,445	0	$0.00	0.0%
General and Administrative	216,068	154,582	100,128	393,250	$0.80	1.5%
Marketing	0	3,313	0	0	$0.00	0.0%
Security	398,305	532,132	380,288	369,760	$0.75	1.4%
Total Expenses	$4,345,903	$5,155,472	$3,984,436	$6,958,281	$14.16	26.6%
Net Operating Income(5)	$655,681	$6,656,736	$11,983,793	$19,159,471	$38.98	73.4%
Replacement Reserves	0	0	0	49,146	$0.10	0.2%
TI/LC	0	0	0	1,228,645	$2.50	4.7%
Net Cash Flow	$655,681	$6,656,736	$11,983,793	$17,881,681	$36.38	68.5%
(1)	Based on the underwritten roll dated September 30, 2026.
(2)	2023 historical cash flows are not available as the Assembly property was fully renovated beginning in 2023.
(3)	Underwritten Rents in Place includes contractual rent steps through August 2027.
(4)	% column represents percent of Effective Gross Income.
(5)	The increase in 2024, 2025, YTD Ann. 2025 and Underwritten NOI is primarily due to The Assembly property being fully renovated between 2023 and 2026 as part of a $136 million repositioning by The Assembly property seller. The Assembly property was 37.6% leased up until August 2025 and reached stabilization following the repositioning efforts from 2023 to 2026. Figure AI’s (321,740 SF, 65.5% of NRA) lease commenced in August 2025, Logitech’s (86,243 SF, 17.5% of NRA) lease commenced in April 2023 and Teradyne’s (83,475 SF, 17.0% of NRA) leased commenced in September 2026

The following table presents certain information relating to comparable industrial leases to The Assembly property:

Summary of Comparable Leases(1)
Property / Location	Year Built / Renovated	Gross Leasable Area (GLA)	Occupancy	Transaction Type	Sale Date	Sales Price	Sales Price per SF
The Assembly	1980-1999 / 2023-2026	491,458(2)	100.0%(2)	Sale	September 2026	$264,925,000	$539
3930, 3940, 3950, 3960 & 4000 North First Street, 90 Headquarters Drive
San Jose, CA
Tesla Advanced Manufacturing Facility	2025 / NAV	267,099	100.0%	Sale	June 2026	$132,300,000	$495
49000 Milmont Drive
Fremont, CA
An R&D Property	1983 / NAV	138,887	100.0%	Sale	September 2025	$51,000,000	$367
47173 & 47266 Benicia Street
Fremont, CA
An R&D Property	1986 / 2022	72,776	100.0%	Sale	June 2025	$27,100,000	$372
401 Whitney Place
Fremont, CA
Intermolecular – R&D Facility	1986 / 2013	146,882	100.0%	Sale	August 2024	$81,750,000	$557
3011 N. 1st Street
San Jose, CA
CPF Northport Loop II, LLC	1996 / 2012	44,256	100.0%	Under Contract	June 2026	$18,800,000	$425
45738-45778 West Northport Loop
Fremont, CA
(1)	Source: Appraisal, unless stated otherwise.
(2)	Based on the underwritten rent roll as of September 30, 2026.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Multifamily – Student Housing 1421 North 16th Street and 1700 Lowes Drive Murray, KY 42071	Collateral Asset Summary – Loan No. 15 CEV Murray	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 61.2% 1.56x 13.4%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Student Housing
Borrower Sponsor(s):	Joey Y. Abraham	Collateral:	Fee
Borrower(s):	CEV South Holdings DE LLC and CEV Murray Holdings DE LLC	Location:	Murray, KY
Original Balance:	$18,000,000	Year Built / Renovated:	2000, 2008 / 2022
Cut-off Date Balance:	$18,000,000	Property Management:	Better Living PX, LLC
% by Initial UPB:	2.6%	Size:	898 Beds
Interest Rate:	7.81000%	Appraised Value / Per Bed:	$29,400,000 / $32,739
Note Date:	October 15, 2026	Appraisal Date:	June 3, 2026
Original Term:	60 months	Occupancy:	83.0% (as of September 24, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	85.8%
Original Amortization:	NAP	Underwritten NOI:	$2,405,481
Interest Only Period:	60 months	Underwritten NCF:	$2,228,242
First Payment Date:	December 6, 2026
Maturity Date:	November 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$2,560,635 (TTM August 31, 2026)
Additional Debt Balance:	NAP	2025 NOI(1):	$2,349,628
Call Protection:	L(24),D(29),O(7)	2024 NOI(1):	$1,782,647
Lockbox / Cash Management:	Springing / Springing	2023 NOI:	$1,648,555

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Bed:	$20,045
Taxes:	$159,000	$13,250	NAP	Maturity Date Loan / Bed:	$20,045
Insurance:	$97,360	$13,909	NAP	Cut-off Date LTV:	61.2%
Replacement Reserves:	$0	$14,770	NAP	Maturity Date LTV:	61.2%
Deferred Maintenance:	$662,400	$0	NAP	UW NOI DY:	13.4%
				UW NCF DSCR:	1.56x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan:	$18,000,000	100.0%	Loan Payoff:	$13,219,327	73.4%
			Sponsor Equity:	3,174,792	17.6
			Upfront Reserves:	918,761	5.1
			Closing Costs:	687,120	3.8
Total Sources	$18,000,000	100.0%	Total Uses	$18,000,000	100.0%
(1)	The increase from 2024 NOI to 2025 NOI is primarily attributable to lower Vacancy/Credit Loss and higher Other Income at the CEV Murray property. Occupancy increased from 84.1% to 88.1% during the period, contributing to the reduction in Vacancy/Credit Loss.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

137

Multifamily – Student Housing 1421 North 16th Street and 1700 Lowes Drive Murray, KY 42071	Collateral Asset Summary – Loan No. 15 CEV Murray	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 61.2% 1.56x 13.4%

The following table presents certain information relating to the bed mix at the CEV Murray property:

Bed Mix(1)
Unit Type	# of Beds(2)	% of Total Beds	Occupancy(2)	Average Bed Size (Sq. Ft.)	Average Monthly Rent Per Bed(2)	Average Monthly Market Rent Per Bed(3)
2BR/2BA (South)	24	2.7%	91.7%	488	$898	$725
3BR/3BA (North)	210	23.4%	91.9%	437	$465	$425
4BR/4BA (South)	384	42.8%	76.0%	361	$402	$380
4BR/4BA (North)	280	31.2%	85.0%	384	$445	$420
Total/Wtd. Avg.	898	100.0%	83.0%	389	$445	$412
(1)	Based on the underwritten rent roll dated September 24, 2026. Average Monthly Rent Per Bed is based on occupied beds.
(2)	# of Beds and Occupancy includes 26 non-revenue generating beds which are comprised of seven model beds, five courtesy officer beds, and four additional beds for which no underwritten rent is attributable. Average Monthly Rent Per Bed excludes these 26 beds. 385 of the 898 beds at the CEV Murray property have leases of less than 12 months (generally ranging from 9 to 11 months) and 8 of the 898 beds are on month-to-month leases.
(3)	Source: Appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

138

Multifamily – Student Housing 1421 North 16th Street and 1700 Lowes Drive Murray, KY 42071	Collateral Asset Summary – Loan No. 15 CEV Murray	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 61.2% 1.56x 13.4%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the CEV Murray property:

Cash Flow Analysis(1)
	2023	2024(2)	2025(2)	TTM 8/31/2026	U/W	U/W Per Bed
Base Rent	$3,823,609	$3,897,920	$3,831,735	$3,935,731	$3,838,329	$4,274
Potential Income from Vacant Beds	0	0	0	0	735,300	$819
Gross Potential Income	$3,823,609	$3,897,920	$3,831,735	$3,935,731	$4,573,629	$5,093
Other Income(3)	658,454	642,889	905,832	892,190	770,778	$858
Net Rental Income	$4,482,062	$4,540,809	$4,737,567	$4,827,921	$5,344,407	$5,951
(Vacancy / Credit Loss)	(534,523)	(449,557)	(169,781)	(149,135)	(735,300)	($819)
Effective Gross Income	$3,947,539	$4,091,252	$4,567,785	$4,678,786	$4,609,107	$5,133

Real Estate Taxes	$246,509	$228,303	$207,345	$175,924	$212,031	$236
Insurance(4)	256,232	273,881	240,429	225,947	158,955	$177
Management Fee	120,811	122,738	137,034	140,364	138,273	$154
Utilities	851,687	792,538	898,679	801,618	828,240	$922
Other Expenses(5)	823,746	891,146	734,671	774,298	866,127	$965
Total Expenses	$2,298,984	$2,308,605	$2,218,158	$2,118,151	$2,203,626	$2,454

Net Operating Income	$1,648,555	$1,782,647	$2,349,628	$2,560,635	$2,405,481	$2,679
Replacement Reserves	0	0	0	0	177,239	$197
Net Cash Flow	$1,648,555	$1,782,647	$2,349,628	$2,560,635	$2,228,242	$2,481

Occupancy	89.7%	84.1%	88.1%	83.0%(6)	85.8%(7)
NCF DSCR	1.16x	1.25x	1.65x	1.80x	1.56x
NOI Debt Yield	9.2%	9.9%	13.1%	14.2%	13.4%
(1)	Based on the underwritten rent roll dated September 24, 2026.
(2)	The increase from 2024 NOI to 2025 NOI is primarily attributable to lower Vacancy/Credit Loss and higher Other Income at the CEV Murray property. Occupancy increased from 84.1% to 88.1% during the period, contributing to the reduction in Vacancy/Credit Loss.
(3)	Other Income includes utility reimbursements, renters’ insurance, damages, furniture, application fees, late charges, transfer fees, and lease violation income.
(4)	Underwritten Insurance reflects the current insurance premium of approximately $177 per bed, compared to the CEV Murray property's historical average of approximately $277 per bed. The lower underwritten amount is primarily attributable to the CEV Murray property's participation in the borrower's blanket insurance program and is consistent with the budgeted insurance expense.
(5)	Other Expenses includes payroll and benefits, contract services, general operating expenses, repairs and maintenance, advertising and marketing, and general and administrative.
(6)	Represents occupancy as of September 24, 2026 underwritten rent roll.
(7)	Represents economic occupancy.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

139

Multifamily – Student Housing 1421 North 16th Street and 1700 Lowes Drive Murray, KY 42071	Collateral Asset Summary – Loan No. 15 CEV Murray	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 61.2% 1.56x 13.4%

Appraisal. According to the appraisal, the CEV Murray property had an “as-is” appraised value of $29,400,000 as of June 3, 2026.

CEV Murray Appraised Value(1)
Property	Value	Capitalization Rate
CEV Murray	$29,400,000	7.50%
(1)	Source: Appraisal.

The following table presents certain information relating to student housing properties that are comparable to the CEV Murray property:

Student Housing Rent Comparables(1)
Property Name / Location	Distance from Subject(2)	Year Built / Renovated	Occupancy	Number of Beds	Bed Type	Average Bed Size	Average Rent Per Bed
	-	2000, 2008 / 2022	83.0%(3)	898(3)	2BR/2BA (South) (3)	488 SF(3)	$898(3)
CEV Murray					3BR/3BA (North) (3)	437 SF(3)	$465(3)
Murray, KY					4BR/4BA (South) (3)	361 SF(3)	$402(3)
					4BR/4BA (North) (3)	384 SF(3)	$445(3)
Station 74 at Murray State University	0.2 mi	2015 / NAP	100.0%	268	2BR / 2BA	373 SF	$385
Murray, KY					4BR / 4BA	315 SF	$282
The Nest	49.9 mi	2000 / NAP	100.0%	336	3BR / 2BA	467 SF	$400
Martin, TN					4BR / 4BA	361 SF	$400
University Landing Apartments	68.0 mi	2006 / NAP	93.0%	440	Studio	500 SF	$1,075
Clarksville, TN					1BR / 1BA	600 SF	$1,163
					2BR / 2BA	500 SF	$815
					3BR / 3BA	400 SF	$750
					4BR / 4BA	350 SF	$705
Hawks Landing	95.0 mi	2018 / NAP	92.0%	591	1BR / 1BA	550 SF	$930
Cape Girardeau, MO					2BR / 2BA	434-442 SF	$620-$645
					4BR / 4BA	352 SF	$520
The Reserve at Saluki Pointe	110.0 mi	2008 / NAP	100.0%	768	2BR / 2BA	498 SF	$690
Carbondale, IL					3BR / 3BA	466 SF	$585
					4BR / 4BA	404 SF	$485
Storyboard at SIU	112.0 mi	2015 / NAP	93.0%	349	1BR / 1BA	518 SF	$1,445
Carbondale, IL					2BR / 1BA	355 SF	$784
					3BR / 2BA	447 SF	$625
					4BR / 2BA	278 SF	$453
The Registry	120.0 mi	2005 / NAP	99.0%	592	1BR / 1BA	574-864 SF	$565-$1,260
Bowling Green, KY					2BR / 2BA	440-579 SF	$625-$670
					3BR / 3BA	301-383 SF	$600-$635
					4BR / 4BA	356-383 SF	$455-$535
(1)	Source: Appraisal.
(2)	Distance from Subject is based on the distance of the comparable property from the CEV Murray Property.
(3)	Based on the underwritten rent roll dated September 24, 2026. Average Rent Per Bed reflects the average rent for occupied beds. Number of Beds and Occupancy includes 26 non-revenue generating beds which are comprised of seven model beds, five courtesy officer beds and four additional beds for which no underwritten rent is attributable. Average Monthly Rent Per Bed excludes these 26 beds.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.
140